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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Liquidity Services, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fellow Stockholders:

        We are pleased to invite you to attend the 2017 Annual Meeting of Stockholders of Liquidity Services, Inc. to be held on Thursday, February 23, 2017, at 3:00 p.m., Eastern Time, at the offices of Gibson, Dunn & Crutcher LLP, located at 1050 Connecticut Avenue, NW, Washington, DC 20036.

        Details regarding admission to the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.

        Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, by telephone or by mailing a proxy or voting instruction card. Voting over the Internet, by phone or by written proxy will ensure your representation at the Annual Meeting regardless of whether you attend in person. Please review the instructions on the proxy or voting instruction card regarding each of these voting options.

        Thank you for your ongoing support and continued interest in Liquidity Services, Inc.

Sincerely,
/s/ WILLIAM P. ANGRICK, III WILLIAM P. ANGRICK, III Chairman of the Board and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF LIQUIDITY SERVICES, INC. STOCKHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on February 23, 2017: This Notice of Annual Meeting of Stockholders and Proxy Statement, Annual Report and Other Proxy Materials are Available at www.envisionreports.com/LQDT.

Time and Date	3:00 p.m., Eastern Time, on February 23, 2017.
Place	The offices of Gibson, Dunn & Crutcher LLP, located at 1050 Connecticut Avenue, NW, Washington, DC 20036.
Items of Business

•

Elect each of the Class II directors named in the proxy statement to the Board of Directors to hold office until our Annual Meeting of Stockholders in 2020 or until his successor has been elected or appointed;

• Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2017;
• Approve an advisory resolution on executive compensation;
• Approve an amendment and restatement of the Company's 2006 Omnibus Long-Term Incentive Plan to increase the authorized number of shares and to make certain other changes;
• Conduct an advisory vote on the frequency of conducting future advisory votes on executive compensation; and
• Transact any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
Adjournments and Postponements

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date

You are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement that may take place only if you were a stockholder as of the close of business on January 10, 2017.

Annual Meeting Admission

You will need an admission ticket or proof of ownership to enter the Annual Meeting. If your shares are held beneficially in the name of a broker, bank or other nominee and you plan to attend the Annual Meeting, you must present proof of your ownership of Liquidity Services stock as of the close of business on January 10, 2017, such as a bank or brokerage account statement, to be admitted to the Annual Meeting. If you would rather have an admission ticket, you may obtain one in advance by mailing a written request, along with proof of your ownership of Liquidity Services stock as of the close of business on January 10, 2017, to: Liquidity Services, Inc., Attn: Julie Davis, 1920 L Street, NW, 6th Floor, Washington, DC 20036. All stockholders also must present a form of personal identification in order to be admitted to the Annual Meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

Voting

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instruction card as soon as possible. You may submit your proxy or voting instruction card for the Annual Meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided, or, in most cases, by using the telephone or the Internet. For specific instructions on how to vote your shares, please refer to the section entitled "Questions and Answers" beginning on page 1 of this proxy statement and the instructions on the proxy or voting instruction card. You may revoke a proxy prior to its exercise at the Annual Meeting by following the instructions in the accompanying proxy statement. Any stockholder attending the Annual Meeting may personally vote on all matters that are considered, in which event the signed proxy will be revoked.

        This Notice of Annual Meeting of Stockholders, proxy statement, proxy card and voting instructions and our 2016 Annual Report are first being mailed on or about January 23, 2017.

By Order of the Board of Directors,
/s/ MARK A. SHAFFER MARK A. SHAFFER Vice President, General Counsel and Corporate Secretary

LIQUIDITY SERVICES, INC.
1920 L STREET, NW, 6th FLOOR
WASHINGTON, DC 20036

PROXY STATEMENT

QUESTIONS AND ANSWERS

Why did I receive these proxy materials?

We are sending you this proxy statement as part of a solicitation by the Board of Directors of Liquidity Services, Inc. for use at our 2017 Annual Meeting of Stockholders (the "Annual Meeting") and at any adjournment or postponement that may take place. Unless the context otherwise requires, the terms "us," "we," "our" and the "Company" include Liquidity Services, Inc. and its consolidated subsidiaries.

You are invited to attend our Annual Meeting on Thursday, February 23, 2017, beginning at 3:00 p.m., Eastern Time. The Annual Meeting will be held at the offices of Gibson, Dunn & Crutcher LLP, located at 1050 Connecticut Avenue, NW, Washington, DC 20036.
This Notice of Annual Meeting of Stockholders, proxy statement, proxy card and voting instructions and our 2016 Annual Report are first being mailed on or about January 23, 2017.
Do I need a ticket to attend the Annual Meeting?

You will need an admission ticket or proof of ownership to enter the Annual Meeting. If you plan to attend the Annual Meeting, please vote your proxy prior to the Annual Meeting but keep the admission ticket and bring it with you to the Annual Meeting.

If your shares are held beneficially in the name of a broker, bank or other nominee and you plan to attend the Annual Meeting, you must present proof of your ownership of Liquidity Services common stock as of the close of business on January 10, 2017, such as a bank or brokerage account statement, to be admitted to the Annual Meeting. If you would rather have an admission ticket, you may obtain one in advance by mailing a written request, along with proof of your ownership of Liquidity Services stock, to:
Liquidity Services, Inc. Attn: Julie Davis 1920 L Street, NW, 6th Floor Washington, DC 20036
All stockholders also must present a form of personal identification in order to be admitted to the Annual Meeting.
No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.
Who is entitled to vote at the Annual Meeting?

Holders of Liquidity Services common stock at the close of business on January 10, 2017 (the "Record Date") are entitled to receive this Notice and to vote their shares at the Annual Meeting. As of the Record Date, there were 31,298,211 shares of common stock outstanding and entitled to vote. All holders of common stock shall vote together as a single class on each matter properly brought before the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with Liquidity Services' transfer agent, Computershare Trust Company, N.A., you are considered the "stockholder of record" with respect to those shares. The Notice of Annual Meeting of Stockholders, proxy statement, proxy card and voting instructions and our fiscal 2016 Annual Report have been sent directly to you by Liquidity Services.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in street name. Access to the Notice of Annual Meeting of Stockholders, proxy statement, voting instruction card and voting instructions and our fiscal 2016 Annual Report are being provided to you by your bank, broker or other nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or on the Internet (if available).
How do I vote?
You may vote using any of the following methods:
By Mail

Complete, sign and date the proxy card or voting instruction card and return it in the prepaid envelope. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by that proxy in accordance with the recommendations of the Board of Directors set forth under "What are the voting requirements for the matters to be voted on at the Annual Meeting?" below.

If you are a stockholder of record, and the prepaid envelope is missing, please mail your completed proxy card to Liquidity Services, Inc., 1920 L Street, NW, 6th Floor, Washington, DC 20036, Attn: Corporate Secretary.
By Telephone or on the Internet

The telephone and Internet voting procedures established by Liquidity Services for stockholders of record are designed to authenticate your identity, allow you to give your voting instructions and confirm that those instructions have been properly recorded.

You may vote by calling the toll-free telephone number on your proxy card. Please have your proxy card in hand when you call. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. If you are located outside the United States, see your proxy card for additional instructions.

The website for Internet voting is www.envisionreports.com/LQDT for shares you hold directly in your name as the stockholder of record with Liquidity Services' transfer agent, Computershare Trust Company, N.A., and www.edocumentview.com/LQDT for shares you hold as a beneficial owner in street name. Please have your proxy card available when you go online. As with telephone voting, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you also can request electronic delivery of future proxy materials.
Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day, and will close at 11:59 p.m., Eastern Time, on February 22, 2017.

The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other nominee, and we recommend that you follow the voting instructions in the materials you receive from them.
If you vote by telephone or on the Internet, you do not have to return your proxy card or voting instruction card.
In Person at the Annual Meeting

All stockholders of record may vote in person at the Annual Meeting. You will need an admission ticket or proof of ownership to enter the Annual Meeting. If you are a beneficial owner of shares, you must present proof of your ownership of Liquidity Services stock as of the close of business on January 10, 2017, such as a bank or brokerage account statement, to be admitted to the Annual Meeting. If you would rather have an admission ticket, you may obtain one in advance by mailing a written request, along with proof of your ownership of Liquidity Services stock as of the close of business on January 10, 2017, to: Liquidity Services, Inc., Attn: Julie Davis, 1920 L Street, NW, 6th Floor, Washington, DC 20036. All stockholders also must present a form of personal identification in order to be admitted to the Annual Meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

You may also be represented by another person at the Annual Meeting by executing a legal proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other nominee and present it to the inspectors of election with your ballot to be able to vote at the Annual Meeting.
What can I do if I change my mind after I vote my shares?
If you are a stockholder of record, you can revoke your proxy before it is exercised by:
• sending written notice to the Corporate Secretary of the Company;
• delivering a valid, later-dated proxy or a later-dated vote by telephone or on the Internet prior to the Annual Meeting; or
• voting in person at the Annual Meeting.

If you are a beneficial owner of shares, you can revoke your proxy before it is exercised by submitting new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.

All shares represented by properly executed proxies received prior to the Annual Meeting and not revoked will be voted in accordance with the instructions indicated in such proxies. Properly executed proxies that do not contain voting instructions will be voted in accordance with the recommendations of the Board of Directors set forth under "What are the voting requirements for the matters to be voted on at the Annual Meeting?" below.
What shares can I vote?

You can vote all shares that you owned on the Record Date. These shares include (1) shares held directly in your name as the stockholder of record; and (2) shares held for you as the beneficial owner through a broker, bank or other nominee. Each outstanding share of Liquidity Services stock entitles its holder to cast one vote for each director nominee and one vote on each other matter to be voted upon.

What is "householding" and how does it affect me?

We have adopted a procedure approved by the Securities and Exchange Commission (the "SEC") called "householding." Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Notice of Annual Meeting of Stockholders and proxy statement and fiscal 2016 Annual Report, unless one or more of these stockholders notifies us that they wish to receive an individual copy. This procedure reduces our printing costs and postage fees and conserves natural resources.
Stockholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice of Annual Meeting of Stockholders and proxy statement and fiscal 2016 Annual Report, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, Computershare Trust Company, N.A. (in writing: P.O. Box 30170, College Station, TX 77842-3170; from within the United States by telephone: (800) 662-7232; from outside the United States by telephone: (781) 575-2879).

If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting of Stockholders and proxy statement and fiscal 2016 Annual Report, please contact Computershare Trust Company, N.A., as indicated above and, upon written or oral request, a separate copy of these documents will be delivered to you promptly. Additionally, if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact Computershare Trust Company, N.A., as indicated above.
If you are a beneficial owner of shares, you may request information about householding from your broker, bank or other nominee.
Is there a list of stockholders entitled to vote at the Annual Meeting?

The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting for any purpose germane to the Annual Meeting, between the hours of 9:30 a.m. and 4:30 p.m., Eastern Time, at our principal executive offices at 1920 L Street, NW, 6th Floor, Washington, DC 20036, by contacting the Corporate Secretary of the Company.
How can I vote on each of the matters?

In the election of directors, you may vote "for" one or more of the nominees, or your vote may be "withheld" with respect to one or more of the nominees. For the ratification of Ernst & Young LLP as our independent registered public accounting firm, approval of the advisory resolution on executive compensation and approval of an amendment and restatement of the Company's 2006 Omnibus Long-Term Incentive Plan, you may vote "for" or "against," or you may indicate that you wish to "abstain" from voting on the matter. For approval of the advisory vote on the frequency of conducting future advisory votes on executive compensation, you may vote for a frequency of "1 year," "2 years" or "3 years" or you may indicate that you wish to "abstain" from voting on this matter.

What is the quorum requirement for the Annual Meeting?

The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. Abstentions and "broker non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A "broker non-vote" occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

Brokers, banks and other nominees are not permitted to vote without instructions from the beneficial owner in the election of directors, on the advisory resolution on executive compensation, on the amendment and restatement of the Company's 2006 Omnibus Long-Term Incentive Plan or on the advisory vote on the frequency of conducting future advisory votes on executive compensation. Therefore, if your shares are held through a broker, bank or other nominee, they will not be voted on these matters unless you affirmatively vote your shares in one of the ways described above. If you are a beneficial owner, your broker, bank or other nominee is permitted to vote your shares on the ratification of Ernst & Young LLP as our independent registered public accounting firm even if the broker, bank or other nominee does not receive voting instructions from you.
What are the voting requirements for the matters to be voted on at the Annual Meeting?

A plurality of the votes cast is required for the election of directors. This means that the director nominees with the most "for" votes will be elected. Thus, shares as to which a stockholder withholds voting authority and broker non-votes will not be counted towards any director nominee's achievement of a plurality and will have no effect on the outcome of the election of directors. Stockholders may not cumulate their votes in favor of any one nominee.

A majority of the votes cast by stockholders present, in person or by proxy, at the meeting and entitled to vote on the matter is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm and to approve the advisory resolution on executive compensation, an amendment and restatement of the Company's 2006 Omnibus Long-Term Incentive Plan and the advisory vote on the frequency of conducting future advisory votes on executive compensation. Abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the outcome of these items.

If you are a registered holder and sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendations of the Board ("for" all director nominees named in the proxy statement, "for" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2017, "for" the approval of the advisory resolution on executive compensation, "for" the approval of an amendment and restatement of the Company's 2006 Omnibus Long-Term Incentive Plan and "1 year" for the frequency of conducting future advisory votes on executive compensation).
Could other matters be decided at the Annual Meeting?
As of the date of this proxy statement, we did not know of any matters to be acted on at the Annual Meeting other than those referred to in this proxy statement.
If other matters are properly presented at the Annual Meeting for consideration, the proxy holders named on the proxy card will have the discretion to vote on those matters for you.

Can I access the Notice of Annual Meeting of Stockholders and proxy statement on the Internet?

The Notice of Annual Meeting of Stockholders and proxy statement are available under the Investors section of our website at www.liquidityservicesinc.com. Instead of receiving future copies of our proxy statement by mail, most stockholders can elect to receive an e- mail that will include electronic links to our proxy statement. Opting to receive your proxy materials online will save us the cost of producing and mailing documents to your home or business, and also will give you an electronic link to the proxy voting site.
Stockholders of Record: You may enroll in the electronic proxy delivery service at any time in the future by going directly to www.computershare.com/investor and following the enrollment instructions.

Beneficial Owners: If you hold your shares in a brokerage account, you also may have the opportunity to receive copies of these documents electronically. Please check the information provided in the proxy materials mailed to you by your broker, bank or other nominee regarding the availability of this service.
Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees, acting without special compensation, in person or by telephone, electronic transmission or facsimile transmission.
Who will count the vote?
Representatives of our transfer agent, Computershare Trust Company, N.A., will tabulate the votes and act as inspectors of election.

GOVERNANCE OF THE COMPANY

Our Guidelines of Corporate Governance

        The Board of Directors has adopted a set of corporate governance guidelines as a framework for the governance of the Company. The Corporate Governance and Nominating Committee reviews the guidelines periodically or more frequently if appropriate and recommends changes to the Board of Directors as appropriate. Our Corporate Governance Guidelines, as well as the charters of the Audit, Corporate Governance and Nominating and Compensation Committees, are available on our website, www.liquidityservicesinc.com, at "Investors—Corporate Governance—Governance Documents." Stockholders may request a free copy of any of these documents by sending a written request to our Corporate Secretary at Liquidity Services, Inc., 1920 L Street, NW, 6th Floor, Washington, DC 20036.

        Among other matters, the Corporate Governance Guidelines contain the following items concerning the Board of Directors:

  •
  The Board of Directors, which is elected by the Company's stockholders, oversees the management of the Company and its business. The Board selects the senior management team, which is responsible for operating the Company's business, and monitors the performance of senior management. The Board also reviews the Company's long-term strategic plan and business unit initiatives at least annually.

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  A majority of the Board is made up of independent directors. An "independent" director is a director who meets, as determined by the Board, the then-current independence requirements of the SEC and the NASDAQ Stock Market, Inc., as applicable, for directors.

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  The Board has three standing committees: Audit, Corporate Governance and Nominating and Compensation. Each of the Audit, Corporate Governance and Nominating and Compensation Committees consists solely of independent directors. In addition, directors who serve on the Audit and Compensation Committees must meet additional, heightened independence criteria applicable to audit and compensation committee members, respectively. All committees report regularly to the full Board with respect to their activities.

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  The Corporate Governance and Nominating Committee considers and makes recommendations to the Board regarding committee size, structure, composition and functioning. Committee members and chairs are recommended to the Board by the Corporate Governance and Nominating Committee and are appointed by the full Board.

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  At the invitation of the Board, members of senior management may attend Board and/or committee meetings, or portions of such meetings, for the purpose of presenting matters to the Board and participating in discussions. Directors also have full and free access to other members of management and to employees of the Company.

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  The Board has the authority to retain such outside counsel, experts and other advisors as it determines appropriate to assist it in the performance of its functions. Each of the Audit, Corporate Governance and Nominating and Compensation Committees has similar authority to retain outside advisors as it determines appropriate to assist it in the performance of its functions.

  •
  The Company has an orientation process for new Board members that is designed to familiarize them with the Company's business, operations, finances and governance practices and with the responsibilities of serving as a director. In addition, the Board encourages directors to participate in education programs to assist them in performing their responsibilities as directors.

  •
  The Board conducts an annual self-evaluation to assess its performance and effectiveness, and each of the Audit, Corporate Governance and Nominating and Compensation Committees

    annually assesses its own performance. The ability of individual directors to contribute to the Board is considered in connection with the renomination process. The Corporate Governance and Nominating Committee is responsible for developing, administering and overseeing processes for conducting these evaluations.

Board Leadership

        The Board believes it is important to retain the flexibility to allocate the responsibilities of the offices of the Chairman of the Board and the Chief Executive Officer in the manner that the Board determines to be in the best interests of the Company and our stockholders. The Board presently believes that it is in the best interests of the Company and our stockholders for Mr. Angrick to serve in both roles. As a co-founder of the Company, Mr. Angrick has extensive industry experience and knowledge of the Company and has a history of outstanding leadership serving as Chairman and CEO since 2000.

        The Board believes that combining the roles of Chairman and CEO is in the best interests of the Company and our stockholders because such an approach makes clear that the person serving in these roles has primary responsibility for managing our business, under the oversight and review of the Board. Under this structure, the Chairman and CEO chairs Board meetings during which the Board discusses strategic and business issues. The Board believes that this approach is ideal because the CEO has primary responsibility for developing our business strategy, directing the work of other officers and leading implementation of our strategic plans as approved by the Board. Under this structure, a single leader is directly accountable to the Board and, through the Board, to our stockholders. This structure also enables the CEO to act as the key link between the Board and other members of management.

        The Board also believes that strong, independent Board leadership is a critical aspect of effective corporate governance. In this regard, the independent directors meet in executive session without management present at least four times per year, and each of the Audit, Corporate Governance and Nominating and Compensation Committees is composed of and led by independent directors. In addition, the Board has established the position of Lead Director. The Lead Director is an independent director elected for a period of at least one year by the independent directors whose responsibilities include the following:

        With respect to executive sessions:

  •
  organizes and presides over executive sessions;

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  sets the agendas for and leads executive sessions; and

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  is responsible for soliciting feedback for and engaging the Chief Executive Officer on executive sessions;

        With respect to Board meetings and agendas:

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  presides at all meetings of the Board at which the Chair of the Board is not present;

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  has the authority to call meetings of the independent directors;

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  approves meeting agendas for the Board; and

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  approves meeting schedules and works with the Chair of the Board and Committee chairpersons to ensure that there is sufficient time for discussion of all agenda items;

        With respect to other responsibilities related to the independent directors:

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  facilitates discussion among the independent directors on key issues and concerns outside of Board meetings;

  •
  serves as liaison between the Chair of the Board and the independent directors;

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  facilitates teamwork and communication among the independent directors; and

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  in a crisis, calls together the independent directors to establish appropriate Board leadership responsibility; and

        With respect to performance assessments:

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  leads the performance assessment of the Chief Executive Officer, in conjunction with the Chair of the Compensation Committee; and

  •
  facilitates the Board's engagement with the Chief Executive Officer and Chief Executive Officer succession planning.

        Mr. Gross has served as the Lead Director since August 2013.

        The Board believes that a single leader serving as Chairman and CEO, together with an experienced Lead Director, is the most appropriate leadership structure for the Board at this time. The Board reviews the structure of the Board and the Board's leadership as part of the succession planning process, and the Board may in its discretion separate the roles in the future if it deems it advisable and in the Company's and our stockholders' best interests to do so.

Board Oversight of Risk

        The Board of Directors has overall responsibility for risk oversight and focuses on the most significant risks facing the Company. The Board implements its risk oversight function both as a whole and through delegation to various committees. For example, the Company is dedicated to managing cyber security risk across all its marketplaces. Accordingly, management of cyber security risks is the responsibility of the full Board. Oversight of other risks, like financial related and compensation risks, is delegated to the committees. These committees meet regularly and report back to the full Board. Overseeing risk is an ongoing process.

        The Board believes that our leadership structure, discussed under "Board Leadership" above, supports the risk oversight function of the Board. We have a combined Chairman and CEO who keeps the Board informed about the risks we face. We also have a Lead Director to provide strong, independent Board leadership. In addition, independent directors chair and serve on the various committees involved with risk oversight. We also encourage open communication between senior management and directors.

        Risk Considerations in Our Compensation Program.    The Company's management has conducted an assessment of the risk associated with the Company's current compensation programs covering its employees, including executives. Management's risk assessment considered the following:

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  The Company's compensation programs appropriately balance fixed compensation with short-term and long-term variable compensation and cash-based compensation with equity-based compensation such that no one pay element would motivate employees to engage in excessive risk taking.

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  The design of the Company's annual incentive program does not lend itself to excessive risk taking because we:

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  fund annual incentive awards based on a variety of pre-established performance conditions, thus diversifying the risk associated with any single indicator of performance;

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  establish performance targets that are objectively determined with verifiable results;

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  incorporate pre-established caps in any awards; and

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  retain discretion to decrease bonus payouts.

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  The Company's long-term incentive program encourages employees to focus on the long-term success of the Company by providing a mix of stock options and stock appreciation rights, which only reward employees if the Company's stock price increases, and restricted stock, which declines in value if our stock price declines, reducing the motivation employees may have to take excessive risks.

Communications with Directors

        Stockholders and other interested parties may communicate with the Board of Directors by writing c/o the Corporate Secretary, Liquidity Services, Inc., 1920 L Street, NW, 6th Floor, Washington, DC 20036. Communications intended for a specific director or directors should be addressed to the attention of the relevant individual(s) c/o the Corporate Secretary at the same address.

        Our Corporate Secretary will review all correspondence intended for the Board and will regularly forward to the Board a summary of such correspondence and a copy of correspondence that, in the opinion of the Corporate Secretary, is of significant importance to the functions of the Board or otherwise requires the Board's attention. Directors may at any time review a log of all correspondence received by the Corporate Secretary that is intended for the Board and request copies of any such correspondence.

        In addition, the Audit Committee has established a procedure for parties to submit concerns regarding what they believe to be questionable accounting, internal accounting controls and auditing matters. Concerns may be reported through our Compliance Hotline at (888) 475-8376. Concerns may be submitted anonymously and confidentially.

Director Independence

        The Board makes an affirmative determination regarding the independence of each director annually, based upon the recommendation of the Corporate Governance and Nominating Committee. Under the NASDAQ Stock Market, Inc. listing standards, an independent director is a person other than an executive officer or employee of the Company that the Board of Directors determines to be free of any relationship with the Company that, in the opinion of the Board, would interfere with the exercise of such person's independent judgment in carrying out the responsibilities of a director, and to meet the then-current objective standards for "director independence" set forth in the listing standards. The Board has not established categorical standards or guidelines to use in making these independence determinations but considers all relevant facts and circumstances. In addition to the Board-level standards for director independence, the directors who serve on the Audit Committee each must satisfy standards established by the SEC, which provide that to qualify as "independent" for purposes of membership on that committee, members may not accept, directly or indirectly, any consulting, advisory or other compensatory fee from Liquidity Services other than their director compensation or fixed payments under a retirement plan for prior service. Similarly in addition to the Board-level standards for director independence, the directors who serve on the Compensation Committee each must satisfy standards established by the NASDAQ Stock Market, Inc., which provide that to qualify as "independent" for purposes of membership on that committee, the Board must consider the source of compensation of the member, including any consulting, advisory or other compensatory fee from Liquidity Services other than their director compensation or fixed payments under a retirement plan for prior service, and the Board must consider whether the member is affiliated with Liquidity Services, any of its subsidiaries or any affiliate of its subsidiaries.

        The Board of Directors has determined that each of our directors other than Mr. Angrick, our Chairman and CEO, and Mr. Mateus-Tique, our former President and Chief Operating Officer, qualifies as "independent" in accordance with the NASDAQ Stock Market, Inc. listing standards, as follows: Mr. Clough, Mr. Ellis, Mr. Gross, Ms. Infante, and Mr. Kolodzieski.

Code of Conduct

        Our Board of Directors has adopted a Code of Conduct (the "Code") applicable to all of our directors, officers and employees in order to protect and promote organization-wide integrity and to enhance Liquidity Services' ability to achieve its mission.

        The Code embodies general principles such as compliance with laws, acting with honesty and integrity, avoidance of conflicts of interest, maintenance of accurate and timely financial and business records, use of the Company's assets for legitimate business purposes only, provision and acceptance of gifts to or from customers, suppliers and governments in compliance with law, protecting the Company's information and dealing fairly with other companies.

        All directors, officers, and employees are obligated to report violations and suspected violations of the Code and any concerns they may have pertaining to non-compliance with the Code by following certain procedures described in the Code. All reports of suspected Code violations will be forwarded to the General Counsel or Compliance Officer, except for complaints and concerns involving accounting or auditing matters, which will be handled in accordance with procedures established by the Audit Committee.

        The Code is available on our website, www.liquidityservicesinc.com, at "Investors—Corporate Governance—Governance Documents." A free printed copy is available to any stockholder who requests it by writing to us at the address on page 1 of this proxy statement. We intend to disclose future amendments to certain provisions of the Code, or waivers of such provisions granted to executive officers and directors, on our website within four business days following the date of such amendment or waiver.

Board and Committee Membership

        Our bylaws provide that our Board of Directors shall consist of at least three members. The exact number of members of our Board of Directors will be determined from time to time by resolution of our Board of Directors. Our Board of Directors currently is composed of seven directors, divided into three classes: Class I, Class II and Class III. The term for each class of directors expires at successive annual meetings. The Class I directors are William P. Angrick, III and Edward J. Kolodzieski, the Class II directors are Phillip A. Clough, George H. Ellis and Jaime Mateus-Tique, and the Class III directors are Patrick W. Gross and Beatriz V. Infante.

        The Board of Directors met five times during fiscal 2016. Each of our directors attended 75% or more of the aggregate of the total number of meetings of the Board of Directors held while he or she was a director and of each standing committee on which he or she served during the period in which the director served as a member of that committee. Our Board has adopted a policy that our directors are encouraged to attend each Annual Meeting of Stockholders. One member of our Board of Directors attended the 2016 Annual Meeting.

        The table below provides membership information for the Board of Directors and for each standing committee of the Board as of the date of this proxy statement.

Name	Position	Year Current Term Expires	Audit Committee Member		Compensation Committee Member		Corporate Governance and Nominating Committee Member
Mr. Angrick	Class I director	2019
Mr. Clough	Class II director	2017			X		X	*
Mr. Ellis	Class II director	2017	X	*
Mr. Gross	Class III director	2018	X				X
Ms. Infante	Class III director	2018	X		X	*
Mr. Kolodzieski	Class I director	2019			X		X
Mr. Mateus-Tique	Class II director	2017

*
Chair

The Audit Committee

        Under the terms of its Charter, the Audit Committee meets at least four times per fiscal year, including periodic meetings in executive session with Liquidity Services' management and Liquidity Services' independent registered public accounting firm, and reports regularly to the full Board of Directors with respect to its activities. The Audit Committee represents and assists the Board of Directors in overseeing Liquidity Services' accounting and financial reporting processes and the audits of Liquidity Services' financial statements, including the integrity of the financial statements, Liquidity Services' compliance with legal and regulatory authority requirements, the independent registered public accounting firm's qualifications and independence, the performance of Liquidity Services' independent registered public accounting firm, and in overseeing the preparation of a report of the Audit Committee to be included in Liquidity Services' annual proxy statement. Specifically, the Audit Committee is responsible for:

  •
  Directly appointing, retaining, compensating, evaluating and overseeing the Company's independent registered public accounting firm, which reports directly to the Committee;

  •
  Reviewing and pre-approving all audit and permissible non-audit services to be provided by the independent registered public accounting firm, and establishing policies and procedures for the pre-approval of audit and permissible non-audit services to be provided by the independent registered public accounting firm;

  •
  At least annually, obtaining and reviewing a report by the independent registered public accounting firm describing: (a) the auditors' internal quality-control procedures; and (b) any material issues raised by the most recent internal quality-control review, or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the independent registered public accounting firm, and any steps taken to deal with any such issues;

  •
  At least annually, reviewing the qualifications, independence and performance of the independent registered public accounting firm, and discussing with the independent registered public accounting firm its independence. As part of such annual review, the Committee will obtain and review a report by the independent registered public accounting firm describing all relationships between the independent registered public accounting firm and the Company, consistent with professional standards applicable to independent registered public accounting firms, and any other relationships that may impact the independent registered public accounting firm's independence;

  •
  Upon completion of the annual audit, reviewing and discussing with the independent registered public accounting firm the matters required to be discussed by the independent registered public accounting firm under Auditing Standard No. 16, as adopted by the Public Company Accounting Oversight Board and amended from time to time;

  •
  Meeting to review and discuss with corporate management and the independent registered public accounting firm the annual audited financial statements, and the unaudited quarterly financial statements, including reviewing the Company's specific disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Annual and Quarterly Reports the Company files with the SEC;

  •
  Reviewing and approving related party transactions;

  •
  Reviewing and discussing earnings press releases, corporate practices with respect to earnings press releases and financial information and earnings guidance provided to analysts and ratings agencies;

  •
  Overseeing the Company's processes for assessing financial-related risks, and reviewing and discussing with management and the independent registered public accounting firm the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;

  •
  Reviewing the adequacy and effectiveness of the Company's internal control procedures and internal controls over financial reporting, and any programs instituted to correct deficiencies;

  •
  Reviewing and discussing the adequacy and effectiveness of the Company's disclosure controls and procedures;

  •
  Overseeing the Company's compliance systems with respect to legal and regulatory requirements and reviewing the Company's Code of Conduct and programs to monitor compliance with such Code;

  •
  Establishing procedures for the submission of complaints regarding accounting, internal accounting controls, auditing and federal securities law matters. These procedures address the receipt, retention and treatment of complaints received by the Company and the confidential, anonymous submission of employee concerns about questionable accounting or auditing matters, and federal securities law matters;

  •
  Investigating or referring matters brought to its attention, as appropriate, with full access to all books, records, facilities and personnel of the Company;

  •
  Reviewing the application of significant regulatory, accounting and auditing initiatives, including new pronouncements;

  •
  Establishing policies for the hiring of employees and former employees of the independent registered public accounting firm;

  •
  Annually reviewing and reassessing the adequacy of the Audit Committee Charter and evaluating the performance of the Committee, and recommending changes to the Board as appropriate; and

  •
  Performing such other functions as assigned by law, the Company's certificate of incorporation or bylaws or the Board of Directors.

        The Audit Committee met six times during fiscal 2016.

        The members of the Audit Committee as of the date of this proxy statement are Mr. Ellis (Chair), Mr. Gross and Ms. Infante. The Board of Directors has determined that each is independent, as defined by the Company's director independence standards and the rules of the NASDAQ Stock Market, Inc. and the SEC, and that Mr. Ellis is an "audit committee financial expert" for purposes of the rules of the SEC.

        Under the rules of the SEC and the NASDAQ Stock Market, Inc., members of the Audit Committee must meet heightened independence standards. The Board of Directors has determined that each of Mr. Ellis, Mr. Gross and Ms. Infante meets these heightened independence standards.

        See "Audit Committee Report" below for more information on the Audit Committee.

The Corporate Governance and Nominating Committee

        Under the terms of its Charter, the Corporate Governance and Nominating Committee is responsible for identifying individuals qualified to become Board members, recommending director candidates to the Board, developing and recommending amendments to the Corporate Governance Principles to the Board and undertaking a leadership role in shaping corporate governance. Specifically, the committee is responsible for:

  •
  Developing and recommending to the Board criteria for identifying and evaluating director candidates;

  •
  Identifying, reviewing the qualifications of and recruiting candidates for election to the Board;

  •
  Assessing the contributions and independence of incumbent directors in determining whether to recommend them for reelection to the Board;

  •
  Reviewing and recommending changes to the Company's policies on stockholder recommendations of director candidates;

  •
  Recommending to the Board candidates for election or reelection to the Board at each annual stockholders' meeting;

  •
  Recommending to the Board candidates to be elected by the Board as necessary to fill vacancies and newly created directorships;

  •
  Reviewing, evaluating and recommending to the Board a set of Corporate Governance Guidelines and reviewing and recommending changes to these guidelines, as necessary;

  •
  Making recommendations to the Board concerning the structure, composition and functioning of the Board and its committees;

  •
  Recommending to the Board candidates for appointment to Board committees;

  •
  Reviewing the Company's succession plans relating to the Chief Executive Officer and other senior officers;

  •
  Overseeing the annual evaluation of the Board, its committees and directors; and

  •
  Annually evaluating the performance of the Committee and the adequacy of the Committee's Charter and recommending changes to the Board as appropriate.

        The Corporate Governance and Nominating Committee is also responsible for overseeing risk management at the Company throughout the year.

        The Corporate Governance and Nominating Committee met four times during fiscal 2016.

        The members of the Corporate Governance and Nominating Committee as of the date of this proxy statement are Messrs. Clough (Chair), Gross and Kolodzieski. The Board of Directors has determined that each of the members of the Corporate Governance and Nominating Committee is independent, as defined by the Company's director independence standards and the rules of the NASDAQ Stock Market, Inc.

Recommendation of Director Candidates

        The Corporate Governance and Nominating Committee is responsible for recommending candidates for election to the Board and believes that candidates for director should have certain minimum qualifications, including the highest level of personal and professional ethics and integrity, sound judgment, the ability to make independent analytical inquiries, the willingness to devote adequate time and resources to diligently perform Board duties and appropriate and relevant business experience and acumen. The Committee also considers the number of other boards of public companies on which the candidate serves. The Committee believes that the Board should also include members who have specific industry experience and familiarity with general issues affecting our business, as discussed in more detail under "Item 1—Election of Directors" below.

        The Committee evaluates candidates for the Board on the basis of the standards and qualifications set forth above, and seeks to achieve a diversity of strengths and backgrounds on the Board, particularly in the areas described below. The Committee's review of the skills and experience it seeks in the Board as a whole, and in individual directors, in connection with its review of the Board's composition, enables it to assess the effectiveness of its goal of achieving a Board whose members have a diversity of experiences. The Committee considers these criteria when evaluating director nominees in accordance with the procedures set forth below.

        The Corporate Governance and Nominating Committee uses a variety of methods to identify and evaluate candidates for director. Candidates may come to the attention of the Committee through current Board members, the CEO or Chairman, professional search firms (to whom we pay a fee), stockholders or other persons. The Company has also sought to identify potential candidates through professional associations such as the National Association of Corporate Directors and The Boston Club, initiatives such as George Washington University's On the Board and Stanford Women on Boards, and executive education programs such as Stanford's Directors' College. The Committee did not use a professional search firm in fiscal 2016.

        The Company's Corporate Governance Guidelines contain a policy addressing the consideration of candidates for director suggested by our stockholders. Pursuant to this policy, the Committee will consider candidates for director suggested by our stockholders, provided that the recommendations are made in accordance with the procedures required under our bylaws and described in this proxy statement under the heading "Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders." Director candidates recommended by stockholders in accordance with these procedures and who meet the criteria outlined above, in the Committee's Charter and in our Corporate Governance Guidelines will be evaluated by the Corporate Governance and Nominating Committee in the same manner as other director candidates.

The Compensation Committee

        Under the terms of its Charter, the Compensation Committee is responsible for assisting the Board of Directors in discharging its responsibilities relating to compensation of Liquidity Services' executive officers and overseeing the preparation of the annual report on executive compensation to be included in Liquidity Services' annual proxy statement. Specifically, the Compensation Committee is responsible for:

  •
  Overseeing the Company's overall compensation structure, policies and programs, and assessing whether the Company's compensation structure establishes appropriate incentives for management and employees;

  •
  Overseeing the assessment of risks associated with the Company's compensation programs for management and employees, and reviewing and discussing this risk assessment;

  •
  Administering and implementing the Company's incentive compensation and equity-based compensation plans;

  •
  Reviewing and approving corporate goals and objectives relevant to the compensation of the CEO and other executive officers, evaluating the CEO's performance in light of those goals and objectives and approving the CEO's compensation;

  •
  Overseeing the evaluation of other executive officers and setting their compensation based upon the recommendations of the CEO;

  •
  Approving stock option and other stock incentive awards for all employees;

  •
  Reviewing and approving employment and severance arrangements for executive officers, including change-in-control provisions, plans or agreements;

  •
  Reviewing the compensation of outside directors for service on the Board and its committees and recommending changes in compensation to the Board;

  •
  Assessing the independence of any consultants and advisors that provide advice to the Committee, in accordance with the NASDAQ Stock Market, Inc. listing standards;

  •
  Annually evaluating the performance of the Committee and the adequacy of the Committee's Charter and recommending changes to the Board as appropriate;

  •
  Assessing the results of the Company's most recent advisory vote on executive compensation; and

  •
  Performing such other duties and responsibilities as are consistent with the purpose of the Committee and as the Board or the Committee deems appropriate.

        The Compensation Committee met thirteen times in fiscal 2016.

        The members of the Compensation Committee as of the date of this proxy statement are Mr. Clough, Ms. Infante (Chair) and Mr. Kolodzieski. The Board of Directors has determined that each of the members of the Compensation Committee is independent, as defined by the Company's director independence standards and the rules of the NASDAQ Stock Market, Inc.

        Under the rules of the NASDAQ Stock Market, Inc., members of the Compensation Committee must meet heightened independence standards as of the Company's 2017 Annual Meeting. The Board of Directors has determined that each of Mr. Clough, Ms. Infante and Mr. Kolodzieski meets these heightened independence standards.

        For additional information about the Compensation Committee's policies and procedures, please see "Compensation Discussion and Analysis" below.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

        Our non-employee directors receive a combination of equity and cash compensation for service on our Board of Directors. Directors who are employed by the Company (including Mr. Angrick) do not receive any compensation for their service as directors. The Compensation Committee, in consultation with its independent compensation consultant, periodically reviews non-employee director compensation and recommends changes based on competitive market data. The only change that the Board of Directors made to the non-employee director compensation program for calendar year 2016 was to allow directors the additional option of receiving the equity component of the total target compensation paid in 20% options and 80% restricted shares. Otherwise, the Company had the same program in place as it had for calendar year 2015.

        For fiscal 2016, each of our non-employee directors received an annual cash retainer of $45,000, except for Mr. Kolodzieski, who joined the Board of Directors on November 17, 2015 and received a prorated annual cash retainer. Committee chairs received an additional annual retainer as follows: $15,000 for the Audit Committee and $7,500 for each of the Compensation Committee and the Corporate Governance and Nominating Committee. Mr. Gross, in connection with his service as our Lead Director, received an additional cash retainer of $7,500. All amounts paid to our non-employee directors are paid quarterly in advance. Our non-employee directors have the opportunity to receive payment of their cash retainers in the form of grants of stock options or restricted stock by making an irrevocable one-time annual election. Stock options received pursuant to this election were granted on February 1, 2016 and vest on February 1, 2017. All restrictions applicable to the restricted shares received pursuant to this election would also lapse on February 1, 2017, although no director elected to receive payment of their annual retainer in the form of restricted stock in fiscal 2016. Messrs. Mateus-Tique and Gross elected to receive their annual retainers in the form of stock option grants and on February 1, 2016, we granted Mr. Mateus-Tique options to purchase 34,890 shares of our common stock with an exercise price per share of $6.29, and we granted Mr. Gross options to purchase 40,704 shares of our common stock with an exercise price per share of $6.29.

        In addition to a cash retainer, non-employee directors also receive equity-based compensation. Annual non-employee director equity awards are generally granted in February and generally vest on the one-year anniversary of the grant date, subject to the director's continued service with the Company through that date. Stock options granted to non-employee directors expire ten years from the date of grant. Annual cash retainers and equity compensation for new non-employee directors are pro-rated based on when they join the Board during the fiscal year.

        In fiscal 2014, the Board adopted a stock ownership policy obligating non-employee directors to hold a number of shares of our common stock equal to five times the value of his or her annual cash retainer. Each non-employee director has either five years from the implementation of this policy or five years after a non-employee director's appointment to the Board (whichever is later) to satisfy this requirement. Non-employee directors are not permitted to purchase any financial instrument or enter into any transaction that is designed to hedge or offset any decrease in the market value of our common stock (including, but not limited to, prepaid variable forward contracts, equity swaps, collars, or exchange funds). Each of our non-employee directors has satisfied or is on track to satisfy this requirement within the applicable timeframe.

        For fiscal 2016, each non-employee director received an annual equity award with an aggregate value of $95,000 granted under the Company's Amended and Restated 2006 Omnibus Long-Term Incentive Plan. Such awards will vest on February 1, 2017 subject to continued service with the Company through such date. Other than with respect to Mr. Kolodzieski and Ms. Infante, each of whom elected to receive the entire award in the form of restricted stock, and Mr. Clough, who elected to receive eighty percent of the annual equity award in the form of restricted stock with a grant date fair value of $76,000 and twenty percent of the annual equity award in the form of stock options with a grant date fair value of $19,000, sixty percent of the annual equity award was provided in the form of stock options with a grant date fair value of $57,000, and forty percent of the annual equity award was provided in the form of restricted stock having a grant date fair value of $38,000. On February 1, 2016, we granted each of our non-employee directors, other than Messrs. Kolodzieski and Clough and Ms. Infante, options to purchase 44,192 shares of our common stock with an exercise price per share of $6.29 and 6,041 shares of restricted stock. On February 1, 2016, we granted to each of Mr. Kolodzieski and Ms. Infante 15,103 shares of restricted stock and we granted to Mr. Clough options to purchase 14,730 shares of our common stock with an exercise price per share of $6.29 and 12,082 shares of restricted stock.

        In addition, Mr. Kolodzieski received a grant of 3,233 shares of restricted stock for calendar year 2015 (granted in fiscal year 2016) in connection with his commencement of service on the Board of Directors on November 17, 2015. These restricted shares vested in full on February 1, 2016.

        All equity awards granted to our non-employee directors for the 2016 calendar year will vest on February 1, 2017. The determination of the number of stock options to be granted was made using the Black-Scholes model. The number of shares of restricted stock to be granted was determined by dividing the value of the award by the closing price of our common stock on the grant date.

        The non-employee director compensation described above is summarized in the following table:

Annual Compensation Element for Role	Board Compensation
General Board Service—Cash Retainer	$45,000
Committee Chair Service—Cash Retainer
Audit	$15,000
Compensation	$7,500
Corporate Governance and Nominating	$7,500
Lead Director—Cash Retainer	$7,500
General Board Service—Equity
Stock Option Value (60%)	$57,000
Restricted Stock Value (40%)	$38,000 or
Stock Option Value (20%)	$19,000
Restricted Stock Value (80%)	$76,000 or
Stock Option Value (0%)	$0,000
Restricted Stock Value (100%)	$95,000
Vesting Schedule	Stock options and restricted stock generally vest in full on February 1 of each year (one-year vesting period)

        In addition to the compensation described above, our non-employee directors are reimbursed for expenses they incur in attending meetings of the Board of Directors or Board committees.

 DIRECTOR COMPENSATION FOR FISCAL 2016

        The following table sets forth the total cash and equity compensation paid to our non-employee directors for their service on the Board of Directors and committees of the Board of Directors during fiscal 2016:

Name	Retainer fees paid in cash ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(4)	Total ($)
Phillip A. Clough	$52,500	76,000	19,000	$147,500
George H. Ellis	60,000	38,000	57,000	155,000
Patrick W. Gross	52,500	38,000	57,000	147,500
Beatriz V. Infante	52,500	95,000	0	147,500
Edward Kolodzieski	39,298	121,284	0	160,582
Jaime Mateus-Tique	45,000	38,000	57,000	140,000

(1)
Retainer fees, at the election of each director, may be paid in cash or in the form of stock options or restricted stock. For fiscal 2016, Messrs. Mateus-Tique and Gross elected to receive their retainer fees in the form of stock options. As a result, on February 1, 2016, Mr. Mateus-Tique was granted 34,890 stock options in lieu of a retainer fee with a grant date fair value of $45,000 and Mr. Gross was granted 40,704 stock options in lieu of a retainer fee with a grant date fair value of $52,500. The vesting restrictions on these shares will lapse on February 1, 2017.

(2)
The amounts reported in these columns reflect the aggregate grant date fair value of grants of stock options and restricted stock awards to each of the non-employee directors, computed in accordance with U.S. generally accepted accounting principles, disregarding estimates of forfeitures related to service-based vesting conditions. For additional information about the assumptions used in these calculations, see Note 2 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2016. As described above, in fiscal 2016, each nonemployee director other than Messrs. Kolodzieski and Clough and Ms. Infante was granted options to purchase 44,192 shares of our common stock with a grant date fair value of approximately $57,000. Each non-employee director other than Messrs. Kolodzieski and Clough and Ms. Infante also was granted 6,041 shares of restricted stock with a grant date fair value of approximately $38,000. Mr. Kolodzieski and Ms. Infante elected to receive their entire annual equity awards in the form of shares of restricted stock and thus each was granted 15,103 shares of restricted stock with a grant date fair value of approximately $95,000. Mr. Clough elected to receive eighty percent of his annual equity award in the form of restricted stock and twenty percent of his annual equity award in the form of stock options and thus was granted options to purchase 14,730 shares of our common stock with a grant date fair value of approximately $19,000 and 12,082 shares of restricted stock with a grant date fair value of approximately $76,000. We calculate the grant date fair value of a restricted stock award by multiplying the closing price of our common shares on the grant date by the number of shares subject to such award.

(3)
At September 30, 2016, our non-employee directors held the following shares of unvested restricted stock: Phillip A. Clough, 12,082 shares; George H. Ellis, 6,041 shares; Patrick W. Gross, 6,041 shares; Beatriz Infante, 15,103 shares; Edward Kolodzieski, 15,103 shares; and Jaime Mateus-Tique, 6,041 shares.

(4)
At September 30, 2016, our non-employee directors held the following stock option awards, some of which were not fully vested: Phillip A. Clough, 73,288 options; George H. Ellis, 87,668 options; Patrick W. Gross, 236,052 options; Beatriz Infante, 0 options; Edward Kolodzieski, 0 options; and Jaime Mateus-Tique, 220,049 options.

BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK

        The following table sets forth information regarding ownership of our common stock as of January 10, 2017, other than as set forth below, by each of our directors and named executive officers, all of our directors and executive officers as a group and the holders of 5% or more of our common stock known to us. The information in this table is based on our records, information filed with the SEC and information provided to us. To our knowledge, except as disclosed in the table below, none of our stockholders hold 5% or more of our common stock. Except as otherwise indicated, (1) each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table and (2) the business address of each person shown below is 1920 L Street, NW, 6th Floor, Washington, DC 20036, other than for BlackRock, Inc.

	Number of Shares Beneficially Owned	Percentage of Shares Outstanding(1)
5% Stockholders:
BlackRock, Inc.(2) 40 East 52nd Street New York, NY 10022	2,551,561	8.2%
Executive Officers and Directors:
William P. Angrick, III(3)	5,323,819	17.0%
James M. Rallo(4)	92,791	*
Phillip A. Clough(5)	113,405	*
Jorge A. Celaya(6)	29,577	*
Gardner Dudley(7)	38,707	*
George H. Ellis(8)	107,334	*
Patrick W. Gross(9)	238,247	*
Leoncio S. Casusol(10)	59,308	*
Edward J. Kolodzieski(11)	18,336	*
Jaime Mateus-Tique(12)	915,228	2.9%
Beatriz V. Infante(13)	30,170	*
Mark A. Shaffer	1,908	*
Michael E. Sweeney	0	*
% All executive officers and directors as a group (13 individuals)(14)	6,968,830	22.3%

*
Less than 1% of the outstanding shares of our common stock.

(1)
The percentages are calculated based on 31,298,211 shares of common stock outstanding as of the Record Date.

(2)
Based on a review of a Schedule 13G/A filed on January 26, 2016, BlackRock, Inc. beneficially owned 2,551,561 shares, had sole voting power with respect to 2,500,724 shares and had sole investment power with respect to 2,551,561.

(3)
Includes 3,611,490 shares of common stock held by the William P. Angrick, III Revocable Trust, 873,379 shares of common stock held by the William P. Angrick III 2005 Irrevocable Trust, 114,699 shares of common stock held by the Stephanie S. Angrick Revocable Trust and 575,513 shares of common stock held by the Stephanie S. Angrick 2005 Irrevocable Trust. Mr. Angrick disclaims beneficial ownership of these securities. This amount also includes 147,738 shares of common stock issuable pursuant to options held by Mr. Angrick that are exercisable as of January 10, 2017 or within 60 days of such date.

(4)
Includes 68,607 shares of common stock issuable pursuant to options held by Mr. Rallo that are exercisable as of January 10, 2017 or within 60 days of such date. Includes 8,000 shares held by the James M. Rallo IRA, 15,039 shares held by the James M. Rallo 401k, 460 shares held by James M. Rallo Cust. Melissa Rallo MD UTMA and 685 shares held by James M. Rallo Cust. Michael Rallo MD UTMA, of which Mr. Rallo disclaims beneficial ownership.

(5)
Includes 73,288 shares of common stock issuable pursuant to options held by Mr. Clough that are exercisable as of January 10, 2017 or within 60 days of such date and 12,082 shares of restricted stock that are scheduled to vest within 60 days of such date.

(6)
Includes 4,920 shares of common stock issuable pursuant to options held by Mr. Celaya that are exercisable as of January 10, 2017 or within 60 days of such date.

(7)
Includes 14,609 shares of common stock issuable pursuant to options held by Mr. Dudley that are exercisable as of January 10, 2017 or within 60 days of such date.

(8)
Includes 1,160 shares of common stock held by the George H. Ellis Individual Retirement Account and 87,668 shares of common stock issuable pursuant to options held by Mr. Ellis that are exercisable as of January 10, 2017 or within 60 days of such date and 6,041 shares of restricted stock that are scheduled to vest within 60 days of such date.

(9)
Includes 224,781 shares of common stock issuable pursuant to options held by Mr. Gross that are exercisable as of January 10, 2017 or within 60 days of such date and 6,041 shares of restricted stock that are scheduled to vest within 60 days of such date.

(10)
Includes 19,395 shares of common stock issuable pursuant to options held by Mr. Casusol that are exercisable as of January 10, 2017 or within 60 days of such date and 39,913 shares of restricted stock that are scheduled to vest within 60 days of such date.

(11)
Includes 15,103 shares of restricted stock that are scheduled to vest within 60 days of January 10, 2017.

(12)
Includes 163,208 shares of common stock held by the Jaime Mateus-Tique 2005 Irrevocable Trust, 468,262 shares of common stock held by the Em El 2007 Irrevocable Trust, 220,049 shares of common stock issuable pursuant to options held by Mr. Mateus-Tique that are exercisable as of January 10, 2017 or within 60 days of such date and 6,041 shares of restricted stock that are scheduled to vest within 60 days of such date.

(13)
Includes 15,103 shares of restricted stock that are scheduled to vest within 60 days of January 10, 2017.

(14)
Includes 861,075 shares of common stock issuable pursuant to options held by all executive officers and directors as a group that are exercisable as of January 10, 2017 or within 60 days of such date and 100,324 shares of restricted stock that are scheduled to vest within 60 days of such date.

        In fiscal 2014, the Board adopted a stock ownership policy obligating named executive officers to hold a number of shares of our common stock equal to 150% of the executive's annual base salary except the Chairman and CEO who has an obligation to hold common stock equal to 300% of his annual base salary, which amount was recently increased to 600% by a recent amendment of the stock ownership policy. Each executive officer will have either five years from the implementation of this policy or five years after an executive officer's date of hire (whichever is later) to satisfy this requirement. Executive officers are not permitted to purchase any financial instrument or enter into any transaction that is designed to hedge or offset any decrease in the market value of our common stock (including, but not limited to, prepaid variable forward contracts, equity swaps, collars, or exchange funds).

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors, executive officers and beneficial owners of greater than ten percent of our common stock to file reports of holdings and transactions in Liquidity Services' common stock with the SEC. Based solely on these records, we believe that in fiscal 2016 all persons satisfied these filing requirements on a timely basis, except that each of the following individuals filed a single Form 4 late in connection with certain grants of incentive stock options and/or restricted stock: William P. Angrick, III, Leoncio S. Casusol, Jorge A. Celaya, Kathryn A. Domino, Gardner H. Dudley, James M. Rallo, Michael E. Sweeney and James E. Williams.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        The Company did not participate in or review any potential related party transactions during fiscal 2016 and there currently are no proposed related party transactions. To be considered a related party transaction under current SEC rules, a transaction must include the Company as a participant, and one of our officers, directors or greater than 5% stockholders or a family member of such person must have a direct or indirect material interest in the transaction. To date, we have not participated in any related party transactions requiring disclosure as such under the SEC disclosure requirements. Should we consider participating in a related party transaction in the future, such transaction would be reviewed and subject to approval by the Audit Committee, in accordance with our written Audit Committee Charter. We have not adopted specific standards that would govern such review.

        As a general matter, our written Code of Conduct prohibits conflicts of interest. We consider a conflict of interest to exist when a person's private interest interferes in any way with the interests of our Company, including: (i) a conflict that makes it difficult for an employee, officer or director to perform his or her work objectively and effectively; (ii) when an employee, officer or director, or any member of his or her family, receives improper personal benefits as a result of his or her position in or with our Company; or (iii) when an employee, officer or director is engaged in a business or business activity that is in competition with or injurious to us. The Code of Conduct requires that the General Counsel be consulted with any questions about conflicts of interest in addition to requiring that our directors and officers consult with the General Counsel before engaging in any potential conflict of interest transactions.

PROPOSALS REQUIRING YOUR VOTE

ITEM 1—Election of Directors

        Our Board of Directors currently is composed of seven directors, divided into three classes: Class I, Class II and Class III. Our Class I directors, elected at the Annual Meeting of Stockholders in 2016, are William P. Angrick, III and Edward J. Kolodzieski, and their terms end at the Annual Meeting of Stockholders in 2019. Our Class II directors, elected at the Annual Meeting of Stockholders in 2014, are Phillip A. Clough, George H. Ellis and Jaime Mateus-Tique, and their terms end at this Annual Meeting of Stockholders. Our Class III directors, elected at the Annual Meeting of Stockholders in 2015, are Patrick W. Gross and Beatriz V. Infante, and their terms end at the Annual Meeting of Stockholders in 2018. With respect to the Class II directors to be elected at the Annual Meeting, each nominee for director will, if elected, continue in office until our Annual Meeting of Stockholders in 2020 or until the director's successor has been duly elected and qualified, or until the earlier of the director's death, resignation or retirement.

        If you are a stockholder of record, the proxy holders named on the proxy card intend to vote your proxy for the election of each of these nominees, unless you indicate on the proxy card that your vote should be withheld from any or all of the nominees. Brokers, banks and other nominees are not permitted to vote in the election of directors without instructions from the beneficial owner. Therefore, if your shares are held through a broker, bank or other nominee, they will not be voted in the election of directors unless you affirmatively vote your shares.

        Each nominee has consented to be named as a nominee in this proxy statement, and we expect each nominee for election as a director to be able to serve if elected. If any nominee is unable to serve, proxies will be voted in favor of the other nominees and may be voted for substitute nominees selected by the Board, unless the Board chooses to reduce the number of directors serving on the Board.

        In evaluating director candidates, and considering incumbent directors for renomination, the Board and the Corporate Governance and Nominating Committee consider a variety of factors as discussed above under "The Corporate Governance and Nominating Committee." Among other things, the

Board has determined that it is important to have individuals with the following skills and experiences on the Board:

  •
  Industry experience and Company knowledge.  We believe that it is important for our directors to have knowledge of the Company and the online auction marketplace industry, which is relevant to understanding the Company's business, operations and strategy.

  •
  Senior leadership experience.  We believe that it is important for our directors to have served in senior leadership roles at other organizations, which demonstrates strong abilities to motivate and manage others and to identify and develop leadership qualities in others.

  •
  High-growth company experience.  As a high-growth company, it is important for our directors to have experience with other companies that have undergone periods of significant growth because they can provide insight on the challenges faced by companies in these situations, including how to balance strategic acquisitions with organic growth, manage expectations about the scope, speed and success of our growth strategy and leverage operational infrastructure to support expansion.

  •
  Public company board experience.  Directors who have served on other public company boards can offer advice and perspective with respect to Board dynamics and operations; the relationship between the Board and Company management; and other matters, including corporate governance, executive compensation and oversight of strategic, operational and compliance-related matters.

  •
  Media and technology experience.  As a provider of online marketplaces, it is important for our directors to have media and technology experience, especially as this experience relates to the Internet.

  •
  Financial and accounting experience.  We believe that it is important for our directors to have knowledge of finance and financial reporting processes, which is relevant to understanding and evaluating the Company's capital structure and overseeing the preparation of its financial statements.

        The specific qualifications and experience of the individual directors and the nominees and certain other information are set forth on the following pages. For more information on the director nomination process, refer to "The Corporate Governance and Nominating Committee" above.

RECOMMENDATION OF THE BOARD
Your Board of Directors unanimously recommends a vote FOR the election of Phillip A. Clough, George H. Ellis and Jaime Mateus-Tique as directors.

 BOARD OF DIRECTORS

Name and Age as of January 23, 2017	Biographical Information and Director Qualifications and Experience
William P. Angrick, III Age 49	Experience: Mr. Angrick is a co-founder of Liquidity Services who has served as the Chairman of the Board of Directors and Chief Executive Officer of the Company since January 2000. Prior to co-founding Liquidity Services, Mr. Angrick was at Deutsche Bank Alex Brown from 1995 to 1999, where he served as Vice President of the Consumer and Business Services Investment Banking Group after serving as an Associate.

Education:    Mr. Angrick holds an M.B.A. from the Kellogg Graduate School of Management at Northwestern University and a B.B.A. with honors from the University of Notre Dame. Mr. Angrick earned his CPA certificate in 1990.

Key Skills, Qualifications and Experience:    As a co-founder and Chairman and CEO of the Company, Mr. Angrick has extensive industry experience and knowledge of the Company. Mr. Angrick also brings to the Board senior leadership experience and financial and accounting experience.

Jaime Mateus-Tique Age 50

Experience:    Mr. Mateus-Tique is a co-founder of Liquidity Services who has served as a director of the Company since April 2000. Mr. Mateus-Tique served as the Company's President and Chief Operating Officer from April 2000 until his retirement in September 2009. Prior to co-founding Liquidity Services, Mr. Mateus-Tique served as a senior engagement manager at McKinsey & Co., a management consulting firm, from September 1995 to March 2000.

Education: Mr. Mateus-Tique holds an M.B.A. from the Kellogg Graduate School of Management at Northwestern University and a master's degree from Ecole des Hautes Etudes Commerciales in Paris.

Key Skills, Qualifications and Experience:    As a co-founder and former President and COO of the Company, Mr. Mateus-Tique has extensive industry experience and knowledge of the Company. Mr. Mateus-Tique also brings to the Board senior leadership experience and media and technology experience.

Name and Age as of January 23, 2017	Biographical Information and Director Qualifications and Experience
Phillip A. Clough Age 55

Experience:    Mr. Clough has served as a director of Liquidity Services since September 2004 and currently serves as the chair of the Corporate Governance and Nominating Committee and a member of the Board of Directors' Compensation Committee. Since January 2007, Mr. Clough has been a Managing General Partner of ABS Capital Partners ("ABS"), a growth equity firm focused on investments in growth companies in the business and tech-enabled services and health care industries. From September 2001 to January 2007, Mr. Clough was a General Partner of ABS. Prior to joining ABS, Mr. Clough was President and Chief Executive Officer of Sitel Corporation, a global provider of outsourced customer support services, from May 1998 to March 2001. Mr. Clough previously served on the board of directors of American Public Education, Inc., a provider of exclusively online post-secondary education, from August 2002 to 2010 and Rosetta Stone Inc., a provider of technology- based language learning solutions, from January 2006 to May 2014.

Education: Mr. Clough holds a B.S. degree from the U.S. Military Academy at West Point and holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia.

Key Skills, Qualifications and Experience:    As a Managing General Partner of a growth equity firm, Mr. Clough has senior leadership experience and financial experience. Mr. Clough also brings to the Board high-growth company experience, media and technology experience and public company board experience.

Name and Age as of January 23, 2017	Biographical Information and Director Qualifications and Experience
George H. Ellis Age 67

Experience:    Mr. Ellis has served as a director of Liquidity Services since May 2010 and currently serves as the Chairman of the Audit Committee. Mr. Ellis has been the Chief Financial Officer of Studer Group, a private equity-backed healthcare consulting firm, since September 2011. Studer Group is an operating unit of Huron Consulting Group, which acquired the Studer Group in February 2015. From July 2006 to August 2011, Mr. Ellis served as the Chief Financial Officer of Global 360, Inc., a software development company. Mr. Ellis has also served in several capacities at Softbrands, Inc., a software developer and provider of related professional services that has been acquired by Golden Gate Capital, serving as a member of its board of directors from October 2001 to August 2009, as Chairman from October 2001 to June 2006, and as Chief Executive Officer from October 2001 to January 2006. Mr. Ellis is also a director of Blackbaud, Inc., a supplier of software for non-profit companies, where he is Chairman of the audit committee. Mr. Ellis served on the board of directors of NEON Systems, Inc., from January 2000 to December 2005 and PeopleSupport, Inc., from October 2004 to October 2008. He also served as a director of AremisSoft Corp. from April 1999 until February 2001 and as Chairman and Chief Executive Officer of AremisSoft from October 2001 to July 2002. AremisSoft confirmed its plan of reorganization under Chapter 11 of the U.S. Federal Bankruptcy Code in August 2002. Previously, Mr. Ellis served as Chief Financial Officer of Sterling Software, Inc., Chief Financial Officer and founder of Sterling Commerce, Inc., a spin-off of Sterling Software, and Executive Vice President and Chief Operating Officer of the Communities Foundation of Texas. Mr. Ellis is a Certified Public Accountant and is admitted to the State Bar of Texas.

Education: Mr. Ellis holds a B.S. degree from Texas Tech University and a J.D. from Southern Methodist University Dedman School of Law.

Name and Age as of January 23, 2017	Biographical Information and Director Qualifications and Experience

Key Skills, Qualifications and Experience:    As a CFO and former Chairman and CEO of several companies and an audit committee member, Mr. Ellis has senior leadership experience and financial and accounting experience. Mr. Ellis also brings to the Board high-growth company experience, media and technology experience and public company board experience.

Patrick W. Gross Age 72

Experience:    Mr. Gross has served as a director of Liquidity Services since February 2001 and currently serves as the Lead Director and a member of the Audit and Corporate Governance and Nominating Committees. Mr. Gross has served as Chairman of The Lovell Group, a private business and technology advisory and investment firm, since October 2002. Mr. Gross is a founder of, and served as a principal executive officer from 1970 to September 2002 at, American Management Systems, Inc., a publicly traded information technology consulting, software development and systems integration firm. Mr. Gross is also a director of Capital One Financial Corporation, a publicly traded financial services company, Career Education Corporation, a publicly traded provider of post- secondary educational services, Rosetta Stone Inc., a provider of technology-based language learning solutions, and Waste Management, Inc., a publicly traded provider of integrated waste services. Mr. Gross previously served on the board of directors of Taleo Corporation, a publicly traded provider of talent management solutions, from August 2006 until April 2012 when Taleo Corporation was acquired by Oracle Corporation. Mr. Gross currently serves on the boards of directors of various private companies.

Education: Mr. Gross holds a B.S.E. degree from Rensselaer Polytechnic Institute, an M.S.E. degree from the University of Michigan, and an M.B.A. from the Stanford Graduate School of Business.

Key Skills, Qualifications and Experience:    As the Chairman of a business and technology advisory and investment firm, Mr. Gross has senior leadership experience and media and technology experience. Mr. Gross also brings to the Board industry experience, high- growth company experience and public company board experience.

Name and Age as of January 23, 2017	Biographical Information and Director Qualifications and Experience
Beatriz V. Infante Age 62

Experience:    Ms. Infante has served as a director of Liquidity Services since May 2014 and currently serves as a Chair of its Compensation Committee and member of its Audit Committee. Ms. Infante is currently the Chief Executive Officer of Business Excelleration LLC, a business consultancy specializing in corporate transformation and renewal. Since 2008, Ms. Infante has also been a limited partner in Tandem Capital, a Silicon Valley venture capital firm investing in emerging technology companies. Since January 2010, she has served as director and member of the Compensation Committee of Sonus Networks. Since July 2016, she has served as director and member of the Nominating and Governance Committee of Ultratech Inc. From May 2012 through May 2015, Ms. Infante served as a Director of Emulex, and was Chair of the Nominating and Governance Committee and member of the Compensation Committee. Ms. Infante served as Chief Executive Officer and a Director of ENXSuite Corporation, a leading supplier of energy management solutions, from May 2010 until its acquisition in October 2011. Ms. Infante served as Chief Executive Officer and a Director of VoiceObjects, Inc. a market leader in mobile communications, from March 2006 until its acquisition in December 2008. Ms. Infante served as Director and Interim Chief Executive Officer of Sychron, Inc., a data center automation company, from December 2004 to June 2005 until its sale to an investor group. Ms. Infante was Chief Executive Officer and President of Aspect Communications Corporation, a market leader in communications solutions, from April 2000 until October 2003, and was additionally named Chairman in February 2001. Between October 1998 and April 2000, she held additional roles at Aspect Communications. From May 2012 until April 2014, Ms. Infante was also Director and Chairman of the Compensation and Audit Committees of 1010data, Inc.

Education:    Ms. Infante holds a B.S.E degree in Electrical Engineering and Computer Science from Princeton University and holds a M.S. degree in Engineering Science from California Institute of Technology.

Name and Age as of January 23, 2017	Biographical Information and Director Qualifications and Experience

Key Skills, Qualifications and Experience: Ms. Infante's strong technical expertise coupled with her senior executive experience as a Chief Executive Officer of many different technology companies and her exemplary performance as a distinguished board member who currently sits on multiple technology company boards provide strategic and corporate compensation experience to the Board. Ms. Infante has demonstrated her commitment to boardroom excellence by completing NACD's comprehensive program of study for experienced corporate directors—a rigorous suite of courses spanning leading practices for boards and committees. Ms. Infante has been a National Association of Corporate Directors (NACD) Board Leadership Fellow since 2012. Ms. Infante supplements her board leadership skills through ongoing engagement with the director community and access to leading practices.

Edward J. Kolodzieski Age 56

Experience:    Mr. Kolodzieski has served as a director of Liquidity Services since November 2015 and currently serves as a member of the Compensation Committee and the Corporate Governance and Nominating Committee. Since 2013, Mr. Kolodzieski has served as a Senior Advisor for CVC Capital Partners in the consumer products, retail and supply chain sectors. In addition, since August 2013, he has served as a director for Vi-Jon Inc. and since September 2015, he has served as Chairman of the Board for Archway Marketing Services. Prior to that, Mr. Kolodzieski served as Executive Vice President—Global Sourcing at Wal-Mart from February 2010 to his retirement from Wal-Mart in February 2013. Prior to this position, he held a number of other senior executive positions with Wal-Mart, including Chairman of the Board and Chief Executive Officer of Walmart Japan, Chief Operating Officer of Wal-Mart International, and SVP of Wal-Mart's Neighborhood Market division. Prior to joining Wal-Mart, he was the President of Acme Markets of Virginia, a supermarket firm with operations in five Mid-Atlantic States.

Education: Mr. Kolodzieski holds a B.S. in Business Management from University of South Florida and an M.B.A. from University of Tampa.

Name and Age as of January 23, 2017	Biographical Information and Director Qualifications and Experience

Key Skills, Qualifications and Experience:    As a retail industry veteran, Mr. Kolodzieski brings senior leadership and financial experience with respect to traditional and e-commerce retail supply chain operations, sourcing and merchandising. Mr. Kolodzieski has demonstrated his commitment to boardroom excellence by completing NACD's comprehensive program of study for corporate directors—a rigorous suite of courses spanning leading practices for boards and committees. Mr. Kolodzieski is a 2013 National Association of Corporate Directors (NACD) Board Governance Fellow.

EXECUTIVE OFFICERS AND MANAGEMENT

        Below you can find information, including biographical information, about our executive officers (other than Mr. Angrick, whose biographical information appears above):

Name	Age	Position
Leoncio S. Casusol	44	Chief Information Officer
Jorge A. Celaya	50	Executive Vice President and Chief Financial Officer
Gardner Dudley	41	President, Capital Assets Group
James M. Rallo	51	President, Retail Supply Chain Group
Mark A. Shaffer	43	Vice President, General Counsel and Corporate Secretary

        Leoncio S. Casusol has served as our Chief Information Officer since February 2013. Prior to joining our Company, Mr. Casusol served as Chief Information Officer of Terremark, a Verizon company that provides advanced information technology infrastructure and managed services. Before that, Mr. Casusol spent seven years at Quadrem, where he helped establish and grow one of the first and largest B2B e-commerce marketplaces in the mining industry. Mr. Casusol holds a B.S. from Santa Maria Catholic University of Arequipa and a master's in Economics and Management from San Agustin University of Arequipa.

        Jorge A. Celaya has served as our Executive Vice President and Chief Financial Officer since August 10, 2015. Prior to joining the Company, Mr. Celaya was co-founder of Avanz Capital, an independent investment firm focused on private equity investing in emerging markets. From July 2007 to March 2010, Mr. Celaya was Executive Vice President and Chief Financial Officer of FTI Consulting, a global business advisory firm in restructuring, transaction advice, forensic accounting and due diligence, as well as e-discovery software and services. Prior to that, Mr. Celaya served as Executive Vice President and Chief Financial Officer of Sitel Corporation, a global provider of business process outsourcing services, from October 2003 to February 2007. From 1990 to October 2003, Mr. Celaya held various U.S. and international positions at Schlumberger Limited in both corporate and operating segment capacities across numerous industry sectors, including energy and technology. Mr. Celaya holds a Bachelor of Arts and a Master's in Business degree from the University of Texas at Austin.

        Gardner H. Dudley has served as President, Capital Assets Group since October 2014. Prior to this role, he was Global Sales Vice President, Capital Assets Group from March 2014 to October 2014, VP and General Manager of our Network International subsidiary from October 2012 to March 2014, and Chief Operating Officer, Network International from June 2008 to October 2012, which subsidiary we acquired during 2010. Mr. Dudley holds a Bachelors in Business Administration from the University of Texas at Austin.

        James M. Rallo has served as President of the Retail Supply Chain Group since February 2014. Prior to this role, Mr. Rallo was Chief Financial Officer and Treasurer of the Company from February 2005 to August 2015. Prior to joining our Company, Mr. Rallo served as Chief Financial Officer and Treasurer of Sleep Services of America, Inc. from July 1999 to February 2005. Mr. Rallo served as Vice President of Deutsche Banc Alex Brown's Healthcare Investment Banking Group from June 1995 to July 1999. Mr. Rallo holds an M.B.A. from the Smith School of Business at the University of Maryland and a B.S. from Washington and Lee University. Mr. Rallo is a Certified Public Accountant.

        Mark A. Shaffer has served as Vice President, General Counsel and Corporate Secretary since July 2016. Prior to this role, Mr. Shaffer was Senior Associate General Counsel and Assistant General Counsel from September 2012 to July 2016. Prior to joining our Company, Mr. Shaffer served as Senior Counsel and Global Compliance Officer for Barnes Group, Inc., an international industrial and aerospace manufacturer and service provider, from June 2010 to August 2012. Prior to that, he served in other roles at Barnes Group and as Senior Counsel at the law firm of Miller Canfield, where he focused on industrial and automotive mergers and acquisitions and commercial negotiations. Mr. Shaffer also served as Senior Counsel for Kmart Corporation and as an associate at the law firms of LeBoeuf, Lamb, Greene & MacRae LLP and Latham & Watkins LLP. Mr. Shaffer holds a Bachelor of Science in Foreign Service and a Juris Doctor from Georgetown University.

ITEM 2—Ratification of Independent Registered Public Accounting Firm

        The Audit Committee has selected Ernst & Young LLP to serve as our independent registered public accounting firm for fiscal 2017.

        We are asking our stockholders to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, we are submitting the selection of Ernst & Young LLP to our stockholders for ratification because we value our stockholders' views on the Company's independent registered public accounting firm and as a matter of good corporate practice. In the event that our stockholders fail to ratify the selection, the Audit Committee will review its future selection of the independent registered public accounting firm. Even if this selection is ratified, pursuant to the Sarbanes-Oxley Act of 2002, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm and may determine to change the firm selected at such time and based on such factors as it determines to be appropriate.

        Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting to answer appropriate questions. They also will have the opportunity to make a statement if they desire to do so.

RECOMMENDATION OF THE BOARD
Your Board of Directors unanimously recommends a vote FOR the ratification of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2017.

AUDITORS

Audit and Non-Audit Fees

        The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company's annual financial statements for the fiscal years ended September 30,

2016, and September 30, 2015, and for fees billed for other services rendered by Ernst & Young LLP during those periods.

	Fiscal 2016	Fiscal 2015
Audit fees(1)	$1,364,969	$1,250,000
Audit-related fees(2)	$93,000	$93,000
Tax fees(3)	$506,398	$412,644
All other fees(4)	$0	$0
Total fees	$1,964,367	$1,755,644

(1)
Audit fees consisted principally of work performed in connection with the audit of our consolidated financial statements and the review of our unaudited quarterly financial statements. This amount includes $103,191 in costs during fiscal 2016 and $65,549 in costs during fiscal 2015 related to the statutory audits of our foreign subsidiaries and other related services.

(2)
Audit-related fees consisted principally of fees incurred in connection with our employee benefit plans.

(3)
Tax fees consisted principally of tax return preparation, planning and compliance work.

(4)
All other fees consisted principally of fees related to due diligence reviews.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

        Pursuant to its Charter, Audit Committee policy and applicable law, the Audit Committee pre-approves all audit and permissible non-audit services to be provided by our independent registered public accounting firm. The pre-approval policy applies to audit services, audit-related services, tax services and other services. The Audit Committee has delegated authority to the Chair of the Audit Committee in some cases to pre-approve the provision of services by our independent registered public accounting firm, which pre-approvals the Chair then communicates to the full Audit Committee. To avoid potential conflicts of interest, the law prohibits a publicly traded company from obtaining certain non-audit services from its independent registered public accounting firm. We obtain these services from other service providers as needed.

Audit Committee Report

        Liquidity Services' management is responsible for Liquidity Services' financial statements, internal controls and financial reporting process. Liquidity Services' independent registered public accounting firm, Ernst & Young LLP, is responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with U.S. generally accepted accounting principles. The Audit Committee was established for the purpose of representing and assisting the Board of Directors in overseeing Liquidity Services' accounting and financial reporting processes and audits of Liquidity Services' annual financial statements, including the integrity of Liquidity Services' financial statements, Liquidity Services' compliance with legal and regulatory authority requirements, the independent registered public accounting firm's qualifications and independence and the performance of Liquidity Services' independent registered public accounting firm. The members of the Audit Committee are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm.

        In this context, the Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board ("PCAOB") Ethics and Independence Rule 3526, "Communication with Audit Committees Concerning Independence" and the matters required to be discussed by PCAOB Auditing Standard No. 16. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

        Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2016 for filing with the Securities and Exchange Commission. The Board of Directors approved including the audited financial statements in the Company's Annual Report.

The Audit Committee: George H. Ellis, Chair Patrick W. Gross Beatriz V. Infante

        The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate the Audit Committee Report by reference therein.

ITEM 3—Approval of an Advisory Resolution on Executive Compensation

        We are asking stockholders to approve an advisory resolution on the Company's executive compensation as reported in this proxy statement. As described below in the "Compensation Discussion and Analysis" section of this proxy statement, the Compensation Committee's goals in setting executive compensation are to support the attainment of our short- and long-term financial and strategic objectives, reward executives for continuous growth in earnings and stockholder value, and align executives' interests with those of our stockholders. To achieve these goals, our executive compensation structure emphasizes performance-based compensation, including annual incentive compensation and stock-based awards.

        We urge stockholders to read the "Compensation Discussion and Analysis," beginning on page 49 of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narrative, appearing on page 64 through page 65, which provide detailed information on the compensation of our named executive officers. The Board of Directors and the Compensation Committee believe that the policies and procedures articulated in the "Compensation Discussion and Analysis" are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement reflects and supports these compensation policies and procedures.

        In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, stockholders will be asked at the Annual Meeting to approve the following advisory resolution:

        RESOLVED, that the stockholders of Liquidity Services, Inc. (the "Company") approve, on an advisory basis, the compensation of the Company's named executive officers described in the Compensation Discussion and Analysis and disclosed in the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company's 2017 Annual Meeting of Stockholders.

        This advisory resolution, commonly referred to as a "say-on-pay" resolution, is non-binding on the Board of Directors. Although non-binding, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.

        As described in the proposal in Item 5, stockholders are being given the opportunity to express their preference for the frequency of future "say-on-pay" votes. The Board of Directors has adopted a policy of providing for annual "say-on-pay" advisory votes but will consider the outcome of the advisory vote regarding the frequency of "say-on-pay" votes. Unless the Board of Directors modifies its policy on the frequency of holding "say-on-pay" advisory votes, however, the next "say-on-pay" advisory vote will occur in 2018.

RECOMMENDATION OF THE BOARD
Your Board of Directors unanimously recommends a vote FOR the advisory resolution on executive compensation.

ITEM 4—Approval of an Amendment and Restatement of the Company's 2006 Omnibus Long-Term Incentive Plan to Increase the Authorized Number of Shares and to Make Certain Other Changes

Overview

        At the Annual Meeting, stockholders will be presented with a proposal to approve a second amendment and restatement of the Liquidity Services, Inc. 2006 Omnibus Long-Term Incentive Plan (the "Second A&R Plan") to increase the number of shares of common stock reserved for issuance thereunder from 13,000,000 to 16,300,000, to establish a limit on annual non-employee director compensation, to expand the list of performance goals that can allow an award to qualify as "performance-based compensation" within the meaning of Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code"), to eliminate the discretion to accelerate unvested awards upon retirement, to make clear that dividends and dividend equivalents will not be paid with respect to any unvested awards (whether subject to time-based or performance-based vesting), to extend the term of the Second A&R Plan until ten years from the date of Board approval and to make certain other ministerial changes. This increase of 3,300,000 shares represents approximately 9.5% of the Company's outstanding shares of common stock as of December 31, 2016.

        On January 16, 2017, the Board unanimously approved the Second A&R Plan, subject to approval by the Company's stockholders at the Annual Meeting. In order for the Second A&R Plan to take effect, it must be approved by the Company's stockholders. If the Second A&R Plan is not approved by the Company's stockholders, the version of the 2006 Omnibus Long-Term Incentive Plan (the "Old Plan") as in effect immediately prior to February 23, 2017 will continue to operate according to its terms.

        While approving the Second A&R Plan, the Board considered, among other things, the following:

  •
  potential dilution to its current stockholders as measured by burn rate and overhang (as described in "Key Data" below);

  •
  the guidelines published by stockholder advisory firms like Glass Lewis and Institutional Shareholder Services; and

  •
  the continued importance of motivating, recruiting and retaining key employees.

Reasons for the Proposal

        The Board unanimously recommends that the Company's stockholders approve the Second A&R Plan. The primary goal of the second amendment and restatement of the Liquidity Services, Inc. 2006 Omnibus Long-Term Incentive Plan is to provide us with a sufficient reserve of common stock to offer appropriate incentives to our employees, officers, directors, consultants and advisors. The Company's ability to grant an appropriate number of equity-based awards continues to be crucial in allowing the Company to effectively compete for key employee talent. It is in the long-term interest of the Company and its stockholders to strengthen the ability to attract, motivate and retain employees, officers, directors, consultants and advisors, and to provide additional incentive for those persons through stock ownership and other incentives to improve operations, increase profits and strengthen the mutuality of interest between those persons and the Company's stockholders Our equity program is a key component of our strategy to attract and retain key individuals, and the share requirements of our equity program have grown with our Company. Each year, the Compensation Committee and our management review our overall compensation strategy and determine the allocations of cash and equity compensation in light of our pay-for-performance philosophy. We continue to believe that equity compensation is critical in motivating key employees and that it effectively aligns employee compensation with stockholder interests. The 2006 Omnibus Long-Term Incentive Plan is the sole available plan for granting equity compensation to our employees.

        If the Second A&R Plan is not approved, the number of shares currently available under the Old Plan may not be sufficient to cover projected awards for an additional year. Thus, if the Second A&R Plan is not approved, we may not be able to provide persons eligible for awards with compensation packages that are necessary to attract, retain and motivate these individuals. If we are unable to grant equity compensation in the future, we may need to consider other compensation alternatives, such as increasing cash compensation.

Key Data

        The Compensation Committee is committed to effectively managing the number of shares reserved for issuance under the Second A&R Plan while minimizing stockholder dilution. The potential dilution from the 3,300,000 share increase requested to be approved by stockholders is 11% as of December 31, 2016. If the potential share request is approved, the Company's total potential dilution would increase from 13% as of December 31, 2016 to 24%. The Compensation Committee has considered this potential dilution level in the context of competitive data from its peer group, and believes that the resulting dilution levels would be within normal competitive ranges.

        When approving the Second A&R Plan, the Board considered the burn rate with respect to the equity awards granted by the Company, as well as the Company's overhang. The burn rate is equal to the total number of equity awards the Company granted in a fiscal year divided by the weighted average common stock outstanding during the year. Overhang is equal to the total number of equity awards outstanding plus the total number of shares available for grant under the Company's equity plans, divided by the sum of the total common stock outstanding, the number of equity awards outstanding and the total number of shares available for grant under the Company's equity plans. We endeavor to achieve a burn rate that approximates the average rate for our peer group companies and to achieve burn rates within the limits published by independent shareholder advisory groups, such as Institutional Shareholder Services. The Company's three-year average burn rate as of the last day of fiscal year 2016 was approximately 7.25%. The Compensation Committee believes that this burn rate has been within the range granted by its peer companies, is reasonable from a competitive standpoint and falls within the guidelines published by Institutional Shareholder Services. The Company's overhang as of December 31, 2016 was 10.51%. If the Second A&R Plan is approved, the Company's overhang would increase to 19.62%.

        When considering the number of additional shares to add to Second A&R Plan, the Compensation Committee also reviewed, among other things, projected future share usage and projected future forfeitures. The projected future usage of shares for long-term incentive awards under the Second A&R Plan was reviewed under scenarios based on a variety of assumptions. Depending on assumptions, the 3,300,000 shares to be added to the Second A&R Plan, in combination with the remaining authorized shares and shares added back to the Second A&R Plan from forfeitures of awards previously granted, is expected to satisfy, assuming no significant acquisitions of other companies, the Company's equity compensation needs for two years of similar levels of awards.

        The following table sets forth certain information about the Liquidity Services, Inc. 2006 Omnibus Long-Term Incentive Plan:

Number of new shares being authorized	3,300,000
Number of shares available for future awards at December 31, 2016	135,309
Total shares of common stock outstanding as of December 31, 2016	31,291,341
Number of shares relating to outstanding unearned performance-based stock options at December 31, 2016	126,470
Number of shares relating to outstanding time-based stock options at December 31, 2016	1,504,937
Number of shares relating to outstanding awards of performance-based restricted stock and restricted stock units at December 31, 2016	387,774
Number of shares relating to outstanding awards of time-based restricted stock and restricted stock units at December 31, 2016	1,520,306
Maximum option term	10 Years
Minimum exercise price (relative to the market value on date of grant)	100%
Weighted average remaining term of outstanding stock options	6.27 Years
Weighted average exercise price of outstanding options as of December 31, 2016	$14.05
Total number of shares available for future awards if this proposal is approved	3,435,309

        The closing price of a share of the Company's common stock on December 30, 2016 was $9.75.

Improved Shareholder Protection and Good Corporate Governance Practices

        The Second A&R Plan provides for the following:

  •
  stock options and stock appreciation rights may not have a term in excess of ten years, may not be repriced without stockholder approval and may not be granted at a discount to the fair market value of our common stock on the grant date;

  •
  annual limit on compensation that may be awarded to non-employee directors;

  •
  minimum vesting periods;

  •
  fungible share pool providing that shares issued pursuant to full value awards (awards other than options or stock appreciation rights ("SARs") granted after January 1, 2015 count as 1.5 shares against the share pool and shares issued pursuant to options and SARs are counted on a share for share basis;

  •
  in no event will dividends or dividend equivalents be paid during the vesting and/or performance period with respect to unvested and unearned awards, whether subject to time-based or performance-based vesting conditions;

  •
  double-trigger change in control vesting;

  •
  authority to "claw back" awards in accordance with any clawback policy maintained by the Company;

  •
  does not permit any tax gross up for excise taxes assessed against any excess parachute payments in connection with a change in control;

  •
  has no evergreen or liberal share recycling feature;

  •
  has no reload options;

  •
  does not have a liberal change in control definition; and

  •
  awards under the plan may qualify as "performance-based compensation" under Section 162(m).

Section 162(m) of the Code

        The Board of Directors believes that it is in the best interests of the Company and its stockholders to continue to provide for an equity incentive plan under which compensation awards can be made to the Company's executive officers that are intended to qualify for deductibility by the Company for federal income tax purposes. Accordingly, the Second A&R Plan has been structured in a manner such that awards granted under it can satisfy the requirements for "performance-based" compensation within the meaning of Section 162(m) of the Code, however, there can be no guarantee that amounts payable under the Second A&R Plan will be treated as qualified "performance-based compensation" under Section 162(m). In general, under Section 162(m), in order for the Company to be able to deduct compensation in excess of $1,000,000 paid in any one year to the Company's chief executive officer or any of the Company's three other most highly compensated executive officers (other than the Company's chief financial officer), such compensation must qualify as "performance-based." One of the requirements of "performance-based" compensation for purposes of Section 162(m) is that the material terms of the performance goals under which compensation may be paid be disclosed to and approved by the Company's stockholders at least once every five years. For purposes of Section 162(m), the material terms include (i) the employees eligible to receive compensation, (ii) a description of the business criteria on which the performance goal is based and (iii) the maximum amount of compensation that can be paid to an employee under the performance goal. With respect to the various types of awards under the Second A&R Plan, each of these aspects is discussed below, and approval of the Second A&R Plan itself will constitute approval of each of these aspects of the Second A&R Plan for purposes of the approval requirements of Section 162(m).

Plan Summary

        The following summary of the material terms of the Second A&R Plan are qualified in their entirety by reference to the full text of the Second A&R Plan, which is set forth in Appendix A to this Proxy Statement.

Purpose

        The Second A&R Plan is intended to enhance the Company's ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such officers, directors, key employees, and other persons to serve the Company and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Second A&R Plan provides for the grant of stock options, stock appreciation rights, restricted stock, stock units, dividend equivalent rights and cash awards.

Administration

        The Second A&R Plan is administered by the Board of Directors, the Compensation Committee or other such committees or officers as the Board of Directors or Compensation Committee may from time to time delegate. The Board of Directors or its designee has the authority to designate grantees, determine the type(s) of awards to be made to a grantee, determine the number of shares to be subject to an award, establish the terms and conditions of each award, prescribe the form of each award agreement and amend, modify or supplement the terms of each outstanding award, provided that no amendment, modification or supplement shall, without the consent of the grantee, impair the grantee's rights under such award or amend or modify an award such that it would be treated as a repricing without approval of the Company's stockholders. References in this proposal to actions of the Board of Directors refers to the Board of Directors or any committee to which it has delegated its authority.

        Notwithstanding the foregoing, no amendment or modification may be made to an outstanding option or SAR which reduces the exercise price of the award, either by lowering the exercise price or by canceling the outstanding option or SAR and granting either a replacement option or SAR with a lower exercise price, another award or a cash payment in lieu thereof without the approval of the stockholders of the Company, provided, that, appropriate adjustments may be made to outstanding options and SARs in connection with changes in the Company's capitalization.

Eligibility

        Awards may be granted under the Second A&R Plan to employees, officers, directors, consultants, advisers and outside directors of the Company and its affiliates. As of January 9, 2017, approximately 186 individuals were eligible to participate in the Old Plan, including our 5 executive officers and 6 non-employee directors

Shares Subject to the Plan

        If this proposal is approved by the stockholders at the Annual Meeting, subject to adjustment for certain changes in the Company's capitalization, the total number of shares of Liquidity Services, Inc. common stock that may be issued under the Second A&R Plan will be 16,300,000. For this purpose, every share of common stock issued pursuant to an award granted after January 9, 2015 (i) that is an option or SAR will count as one share and (ii) every share of common stock issued pursuant to an award granted after January 9, 2015 other than an option or SAR will count as 1.5 shares of common stock. The number of shares that may be issued as incentive stock options ("ISOs") shall not exceed 16,300,000. Stock issued or to be issued under the Second A&R Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any stock subject thereto, then the number of shares of stock counted against the aggregate number of shares available under the Second A&R Plan with respect to such award shall, to the extent of any such forfeiture or termination, again be available for making awards under the Second A&R Plan; provided, however, that any shares of common stock that again become available for grant after January 9, 2015 will be added back on a one-for-one basis if such shares of common stock were subject to awards of options or SARs or added back as one and one-half shares of common stock for all shares granted as awards other than options or SARs. Notwithstanding the foregoing, the following shares shall not be available for future grant: (a) shares tendered or withheld in payment of the exercise price of an option, and (b) shares withheld by the Company or otherwise received by the Company to satisfy tax withholding obligations in connection with an award. In addition, all shares covered by a SAR (including shares subject to a stock-settled SAR that were issued upon the net settlement or net exercise of such SAR) shall be counted against the number of shares of common stock available for issuance under the Second A&R Plan and shares purchased in the open market using option proceeds will not be available for future grants under the Second A&R Plan. The Board of Directors shall have the right to substitute or assume awards in connection with mergers, reorganizations, separations and certain other transactions. The maximum number of shares of common stock subject to options or SARs granted under the Second A&R Plan to any one individual in any one calendar year may not exceed 1,000,000; the maximum number of shares of common stock subject to awards granted under the Second A&R Plan other than options and SARs to any one individual in any one calendar year may not exceed 700,000; the maximum amount that may be earned pursuant to a cash award under the Second A&R Plan by any one individual in any one calendar year may not exceed $3,000,000; the maximum amount that may be earned as a performance award or other cash award in respect of a performance period by any one individual may not exceed $5,000,000; and the aggregate dollar value of equity-based and cash compensation granted under the Second A&R Plan or otherwise during any one calendar year to any one non-employee director may not exceed $420,000.

        Several types of stock grants can be made under the Second A&R Plan. A summary of these grants is set forth below.

Stock Options

        Stock options granted under the Second A&R Plan can be either incentive stock options ("ISOs") or nonqualified stock options. An option may constitute an ISO only (i) if the grantee of such option is an employee of the Company or any subsidiary of the Company; (ii) to the extent specifically provided in the related award agreement; and (iii) to the extent that the aggregate fair market value (determined at the time the option is granted) of the shares of stock with respect to which all ISOs held by such grantee become exercisable for the first time during any calendar year (under the Second A&R Plan and all other plans of the grantee's employer and its affiliates) does not exceed $100,000. This limitation is applied by taking options into account in the order in which they were granted.

        The exercise price of stock options is at least the fair market value on the date of grant; provided, however, that in the event a grantee is a 10 percent stockholder, the option price of an option that is intended to be an ISO may not be less than 110 percent of the fair market value on the date of grant. Options become exercisable at such times and under such conditions as are determined by the Board of Directors; provided, however, that the vesting of any option that is based on performance criteria and level of achievement versus such criteria will be subject to a performance period of not less than one (1) year, and the vesting of any option that is based solely upon continued employment and/or the passage of time may not vest in full over a period of less than one (1) year from the grant date, except that the administrator may provide for the satisfaction and/or lapse of all conditions under any such award in the event of the participant's death or disability or in connection with a corporate transaction of the Company, and the administrator may provide that any such restriction or limitation will not apply in the case of an option that is issued in payment or settlement of compensation that has been earned by the participant or that qualifies as a substitute award under the Second A&R Plan. Notwithstanding the foregoing, the administrator may grant awards covering an aggregate of five percent (5%) or fewer of the total number of shares authorized under the Second A&R Plan without regard to such minimum vesting requirements. In no case will an individual holding an option receive dividend payments or dividend equivalents.

        Each option terminates ten years from the date of grant, or as set forth in the Second A&R Plan or fixed by the Board of Directors; provided, however, that in the event that the grantee is a 10 percent stockholder, an option that is intended to be an ISO generally cannot be exercisable after five years from the date of grant. An option that is exercisable may be exercised by the grantee's delivery to the Company of a written notice of exercise. Such notice must be accompanied by payment in full of the option price of the shares for which the option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an award, or by "cashless exercise." Each award agreement sets forth the extent to which the grantee has the right to exercise the option following termination of the grantee's service.

Stock Appreciation Rights

        An SAR confers on the grantee, upon exercise thereof, the excess of (A) the fair market value of one share of stock on the date of exercise over (B) the grant price of the SAR as determined by the Board of Directors. The award agreement for a SAR specifies the grant price of the SAR, which must be at least the fair market value of a share of Stock on the date of grant. SARs may be granted in conjunction with all or part of an option granted under the Second A&R Plan or at any subsequent time during the term of such option, in conjunction with all or part of any other award or without regard to any option or other award; provided that a SAR that is granted subsequent to the date of grant of a related option must have a grant price that is no less than the fair market value of one share of stock on the date of grant. The Board of Directors determines the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs cease to be or become exercisable following termination of service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which stock will be delivered or deemed to be delivered to grantees, whether or not a SAR is granted in tandem or in combination with any other award, and any other terms and conditions of any SAR; provided, however, that the term of each SAR shall be no more than ten years, and the vesting of any SAR that is based on performance criteria and level of achievement versus such criteria will be subject to a performance period of not less than one (1) year, and the vesting of any SAR that is based solely upon continued employment and/or the passage of time may not vest in full over a period of less than one (1) year from the grant date, except that the administrator may provide for the satisfaction and/or lapse of all conditions under any such award in the event of the participant's death or disability or in connection with a corporate transaction of the Company, and the administrator may provide that any such restriction or limitation will not apply in the case of a SAR that is issued in payment or settlement of compensation that has been earned by the participant or that qualifies as a substitute award under the Second A&R Plan. Notwithstanding the foregoing, the administrator may grant awards covering an aggregate of five percent (5%) or fewer of the total number of shares authorized under the Second A&R Plan without regard to such minimum vesting requirements. In no case will an individual holding a SAR receive dividend payments or dividend equivalents.

Restricted Stock and Stock Units

        Awards of restricted stock or stock units may be made for no consideration. At the time a grant of restricted stock or stock units is made, the Board of Directors may, in its sole discretion, establish a restricted period applicable to such restricted stock or stock units. Each award of restricted stock or stock units may be subject to a different restricted period. The Board of Directors may, in its sole discretion, at the time a grant of restricted stock or stock units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the restricted stock or stock units. The grant, issuance, retention, vesting and/or settlement of shares of common stock under any such award that is based on performance criteria and level of achievement versus such criteria will be subject to a performance period of not less than one (1) year, and the grant, issuance, retention, vesting and/or settlement of shares of common stock under any restricted stock or stock unit award that is based solely upon continued employment and/or the passage of time may not vest or be settled in full over a period of less than one (1) year from the grant date, except that the administrator may provide for the satisfaction and/or lapse of all conditions under any such award in the event of the participant's death or disability or in connection with a corporate transaction of the Company, and the administrator may provide that any such restriction or limitation will not apply in the case of a restricted stock or stock unit award that is issued in payment or settlement of compensation that has been earned by the participant or that qualifies as a substitute award under the Second A&R Plan. Notwithstanding the foregoing, the administrator may grant awards covering an aggregate of five percent (5%) or fewer of the total number of shares authorized under the Second A&R Plan without regard to such minimum vesting requirements. Neither restricted stock nor stock units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Board of Directors.

        Unless the Board of Directors otherwise provides, except as provided below, holders of restricted stock have the right to vote such stock and the right to receive any dividends declared or paid with respect to such stock provided that any such dividends will be subject to the same vesting restrictions as the underlying shares subject to the award. Dividends accrued with respect to the shares subject to any restricted stock award, whether subject to time-based and/or performance-based vesting criteria, will become payable no earlier than the date the applicable vesting criteria have been satisfied and the underlying restricted stock has become vested and/or been earned, as applicable. The Board of Directors may provide that any dividends paid on restricted stock be reinvested in shares of stock. All distributions, if any, received by a grantee with respect to restricted stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction are subject to the restrictions applicable to the original grant. Holders of stock units have no rights as stockholders of the Company. The Board of Directors may provide that the holder of such stock units be entitled to receive, upon the Company's payment of a cash dividend on its outstanding stock, a cash payment for each stock unit held equal to the per-share dividend paid on the stock provided that any such dividends will be subject to the same vesting restrictions as the underlying shares subject to the award. Dividends accrued with respect to the shares subject to any stock unit award, whether subject to time-based and/or performance-based vesting criteria, will become payable no earlier than the date the applicable vesting criteria have been satisfied and the underlying stock units have become vested and/or been earned, as applicable. The Board of Directors may also provide that such cash payment will be deemed reinvested in additional stock units at a price per unit equal to the fair market value of a share of stock on the date that such dividend is paid. Unless the Board of Directors otherwise provides, upon the termination of a grantee's service, any restricted stock or stock units held by such grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited.

Dividend Equivalent Rights

        A dividend equivalent right is an award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of stock specified in the dividend equivalent right (or other award to which it relates) if such shares had been issued to and held by the recipient. The terms and conditions of dividend equivalent rights shall be specified in the grant. Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional shares of stock, which may thereafter accrue additional equivalents. Any such reinvestment is made at fair market value on the date of reinvestment. Dividend equivalent rights may be settled in cash or stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board of Directors. A dividend equivalent right granted as a component of another award may provide that such dividend equivalent right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such dividend equivalent right will expire or be forfeited or annulled under the same conditions as such other award. A dividend equivalent right granted as a component of another award may also contain terms and conditions different from such other award. Notwithstanding anything in the SecondA&R Plan to the contrary, in no event will dividend equivalent rights granted as a component of an award, whether subject to time-based and/or performance-based vesting criteria, be paid during the vesting period with respect to the unvested and/or unearned portion of any such awards. Specifically, dividends and dividend equivalents will not be paid on options or SARs. Dividend equivalent rights accrued on shares subject to any such awards will become payable no earlier than the date the vesting criteria have been satisfied and the underlying restricted stock or stock units have become vested and/or been earned, as applicable. Except as may otherwise be provided by the Board of Directors, a grantee's rights in all dividend equivalent rights or interest equivalents shall automatically terminate upon the grantee's termination of service for any reason.

Performance Goals

        The right of a grantee to exercise or receive a grant or settlement of any award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board of Directors or the Compensation Committee. If and to the extent that the Compensation Committee determines that an award to be granted to a grantee who is designated by the Compensation Committee as likely to be a covered employee within the meaning of Section 162(m) of the Code should qualify as "performance-based compensation" for purposes of Section 162(m) of the Code, the grant, exercise and/or settlement of such award shall be contingent upon achievement of pre-established performance goals. For purposes thereof, the performance goals may consist of one or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Compensation Committee in establishing performance goals for such awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index; (3) net income; (4) pretax earnings; (5) contribution margin or earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital; (14) ratio of debt to stockholders' equity; (15) revenue; (16) gross merchandise value; (17) launch of a new marketplace on an e-commerce platform or the launch of an existing marketplace on a new e-commerce software platform by a specific date; and (18) growth of a new marketplace or e-commerce product as objectively measured by a gross merchandise volume target, contribution margin, number of sellers and/or buyers or a combination thereof. Business criteria may be measured on an absolute basis or on a relative basis (i.e., performance relative to peer companies) and on a GAAP or non-GAAP basis. To the extent consistent with Section 162(m) of the Code, the Compensation Committee may appropriately adjust any evaluation of performance under a business criteria (A) to eliminate the effects of charges for restructurings, discontinued operations, and all items of gain, loss or expense that are unusual or infrequently occurring or related to the acquisition or disposal of a segment of a business or related to a change in accounting principle all as determined in accordance with applicable accounting provisions, as well as the cumulative effect of accounting changes, in each case as determined in accordance with GAAP or identified in the Company's financial statements or notes to the financial statements, (B) to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs (v) accruals of any amounts for payment under the Second A&R Plan or any other compensation arrangement maintained by the Company, (vi) foreign exchange gains and losses, and (vii) acquisitions or divestitures, and (C) for such other events as the Compensation Committee deems appropriate, if such adjustment is timely approved in connection with the establishment of such business criteria.

        Such performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m). The maximum amount that may be earned under a cash award in any calendar year by any one grantee is $3,000,000 and the maximum amount that may be earned as a cash award in respect of a performance period by any one grantee is $5,000,000. If the Compensation Committee reasonably determines at any time during the applicable performance period that the performance goals underlying any award are unachievable, the

Compensation Committee may cancel such award and the number of shares of stock counted against the aggregate number of shares available under the Second A&R Plan with respect to such award shall, to the extent of any such cancellation, again become available for making awards under the Second A&R Plan.

Corporate Transactions

        Upon the occurrence of (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are stockholders or affiliates immediately prior to the transaction) owning 50% or more of the combined voting power of all classes of stock of the Company, provision will be made in writing for the assumption or continuation of the options, SARs, stock units and restricted stock theretofore granted, or for the substitution for such options, SARs, stock units and restricted stock for new common stock options and stock appreciation rights and new common stock units and restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation right exercise prices, in which event the Second A&R Plan, options, SARs, stock units and restricted stock theretofore granted will continue in the manner and under the terms so provided; provided, however, that if the successor entity refuses to assume or substitute the awards: (a) all outstanding shares of restricted stock shall be deemed to have vested, and all stock units shall be deemed to have vested and the shares of stock subject thereto shall be delivered, immediately prior to the occurrence of such corporate transaction; and

        (b)   either of the following two actions shall be taken:

          (1)   fifteen days prior to the scheduled consummation of a corporate transaction, all options and SARs outstanding under the Second A&R Plan shall become immediately exercisable and shall remain exercisable for a period of fifteen days; or

          (2)   the Board of Directors may elect, in its sole discretion, to cancel any outstanding awards of options, restricted stock, stock units, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board of Directors acting in good faith), in the case of restricted stock or stock units, equal to the formula or fixed price per share paid to holders of shares of stock and, in the case of options or SARs, equal to the product of the number of shares of stock subject to the option or SAR (the "Award Shares") multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of stock pursuant to such transaction exceeds (II) the option price or SAR exercise price applicable to such Award Shares.

        With respect to the Company's establishment of an exercise window, (i) any exercise of an option or SAR during such fifteen-day period will be conditioned upon the consummation of the event and will be effective only immediately before the consummation of the event, and (ii) upon consummation of any corporate transaction, the Second A&R Plan, and all outstanding but unexercised options and SARs shall terminate. Notwithstanding the foregoing, with respect to any performance awards so accelerated due to the refusal of the successor entity to assume or substitute such awards, all conditions to the grant, issuance, retention, vesting or transferability of, or any other restrictions applicable to, such performance awards will immediately lapse and such award will immediately vest and the grantee will have the right to receive a payment based on the number of days that have elapsed in the performance period and on the Company's actual achievement with respect to such performance-based vesting criteria through the date of the corporate transaction (as determined by the administrator).

        In the event that awards are assumed or substituted by a successor entity and a participant experiences a termination without cause or for good reason within one year following the occurrence of the corporate transaction, all outstanding shares of restricted stock will be deemed to have vested, and all stock units will be deemed to have vested and the shares of common stock subject thereto will be delivered upon such termination and all options and SARs outstanding will become immediately exercisable and remain exercisable for a period of one year following such termination, or until the expiration date of such option or SAR, if earlier.

Compensation Clawback Policy

        Subject to the terms and conditions of the Second A&R Plan, the administrator may provide that any participant and/or any award, including any shares of common stock subject to an award, is subject to any recovery, recoupment, clawback and/or other forfeiture policy maintained by the Company from time to time. As described further in the "Compensation Discussion and Analysis" below, the Company implemented a clawback policy in fiscal 2015.

Effectiveness and Term; Amendment and Termination

        The Second A&R Plan will become effective upon approval by the Company's stockholders at the Annual Meeting and will remain available for the grant of awards until the tenth anniversary of January 16, 2017. The Board of Directors may, at any time and from time to time, amend, suspend, or terminate the Second A&R Plan as to any shares of stock as to which awards have not been made. An amendment shall be contingent on approval of the Company's stockholders to the extent stated by the Board of Directors, required by applicable law or required by applicable stock exchange or market listing requirements. No amendment, suspension, or termination of the Second A&R Plan may, without the consent of the grantee, impair rights or obligations under any award theretofore awarded under the Second A&R Plan.

U.S. Federal Income Tax Consequences

        The following is a summary of the material U.S. federal income tax consequences to the Company and to recipients of stock options and stock appreciation rights under the Second A&R Plan. The summary is based on the United States Internal Revenue Code and the U.S. Treasury regulations promulgated under the Code in effect as of the date of this proxy statement, all of which are subject to change with retroactive effect. The summary is not intended to be a complete analysis or discussion of all potential tax consequences that may be important to recipients of awards under the Second A&R Plan. The laws governing the tax aspects of these awards are highly technical, and such laws are subject to change. Different tax rules may apply to specific participants and transactions under the Second A&R Plan, particularly in jurisdictions outside the United States.

Nonqualified Stock Options and Stock Appreciation Rights

        The recipient will not have any income at the time a nonqualified stock option or a SAR is granted nor will the Company be entitled to a deduction at that time. When a nonqualified option is exercised, the optionee generally will recognize ordinary income (whether the option price is paid in cash or by delivery or surrender of shares of common stock), in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option exercise price. When an SAR is exercised, the holder will recognize ordinary income equal to the sum of (a) the gross cash proceeds payable and (b) the fair market value on the exercise date of any shares received. The Company will be entitled to a corresponding deduction with respect to a nonqualified stock option or SAR equal to the ordinary income recognized by the optionee or holder of the SAR, provided that the deduction is not disallowed by Section 162(m) or otherwise limited by the Code.

ISOs

        A recipient will not have any income at the time an ISO is granted or have regular taxable income at the time the ISO is exercised. However, the excess of the fair market value of the shares at the time of exercise over the option exercise price will be a preference item that could create an alternative minimum tax liability for the optionee. Such alternative minimum tax may be payable even though the optionee receives no cash upon the exercise of the ISO with which to pay such tax. If the optionee disposes of the shares acquired on exercise of an ISO after the later of two years after the grant of the ISO and one year after exercise of the ISO, the gain recognized by the optionee (i.e., the excess of the proceeds received over the option exercise price), if any, will be long-term capital gain eligible for favorable tax rates under the Code. Conversely, if the optionee disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition will generally be a "disqualifying disposition," and the optionee will recognize ordinary income in the year of the disqualifying disposition equal to the lesser of (i) the excess of the fair market value of the stock on the date of exercise over the option exercise price and (ii) the excess of the amount received for the shares over the option exercise price. The balance of the gain or loss, if any, will be long-term or short-term capital gain, depending on how long the shares were held. The Company is not entitled to a deduction as the result of the grant or exercise of an ISO. However, if the optionee recognizes ordinary income as a result of a disqualifying disposition, the Company will be entitled to a corresponding deduction equal to the amount of ordinary income recognized by the optionee, provided that the deduction is not disallowed by Section 162(m) or otherwise limited by the Code. We intend that awards granted under the Second A&R Plan comply with, or are otherwise exempt from, Section 409A of the Code.

Section 162(m) Awards

        The right of a grantee to exercise or receive a grant or settlement of any award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board of Directors. The Board of Directors may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any award subject to performance conditions, except as limited by the Second A&R Plan in the case of a performance award or annual incentive award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a performance award or annual incentive award intended to qualify under Code Section 162(m), shall be exercised by the Compensation Committee and not the Board of Directors.

        It is the intent of the Company that performance awards and annual incentive awards granted to persons who are designated by the Compensation Committee as likely to be covered employees within the meaning of Code Section 162(m) and regulations thereunder (generally including the chief executive officer and the three most other highly-compensated executive officers other than the chief financial officer) shall, if so designated by the Compensation Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. The rules and regulations promulgated under Section 162(m), however, are complicated and subject to change from time to time, sometimes with retroactive effect. In addition, a number of requirements must be met in order for particular compensation to so qualify. As such, there can be no assurance that any compensation awarded or paid under the Second A&R Plan will be deductible under all circumstances.

New Plan Benefits

        The benefits that will be awarded or paid in the future under the Second A&R Plan are not currently determinable. Such awards are within the discretion of the Compensation Committee, and the Compensation Committee has not determined future awards or who might receive them. Information about awards granted in fiscal year 2016 under the Old Plan to the Company's named executive officers can be found in the table under the heading "Grants of Plan-Based Awards for Fiscal 2016" on page 68 of this proxy statement. As of December 30, 2016, the closing price of a share of the Company's common stock was $9.75.

RECOMMENDATION OF THE BOARD

Your Board of Directors unanimously recommends a vote FOR approval of an amendment and restatement of the Company's 2006 Omnibus Long-Term Incentive Plan to increase the authorized number of shares and to make certain other changes.

 ITEM 5—Approval of the Frequency of Conducting Future Advisory Votes on Executive Compensation

        We are asking stockholders to vote on whether future advisory votes on executive compensation of the nature reflected in Item Number 3 above should occur every year, every two years or every three years.

        After careful consideration, the Board of Directors has determined that continuing to hold the advisory vote on executive compensation every year is the most appropriate policy for the Company at this time, and recommends that stockholders vote for future advisory votes on executive compensation to occur every year. While the Company's executive compensation programs are designed to promote a long-term connection between pay and performance, the Board of Directors recognizes that executive compensation disclosures are made annually. Holding an annual advisory vote on executive compensation provides the Company with more direct and immediate feedback on our compensation programs. However, stockholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our executive compensation programs in consideration of any one year's advisory vote on executive compensation by the time of the following year's annual meeting of stockholders. An annual advisory vote on executive compensation also is consistent with the Company's practice of annually providing stockholders the opportunity to ratify the Audit Committee's selection of independent auditors.

        We understand that our stockholders may have different views as to what is an appropriate frequency for "say-on-pay" votes, and we will carefully review the voting results on this proposal. Stockholders will be able to specify one of four choices for this proposal on the proxy card: 1 year, 2 years, 3 years or abstain. Stockholders are not voting to approve or disapprove the Board's recommendation. This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board of Directors. Notwithstanding the Board of Director's recommendation and the outcome of the stockholder vote, the Board of Directors may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to our compensation programs.

RECOMMENDATION OF THE BOARD
Your Board of Directors unanimously recommends a vote of 1 YEAR for the frequency of conducting future advisory votes on executive compensation.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This section describes our compensation strategy, programs and practices for the executive officers listed in the Summary Compensation Table that follows this discussion. In this proxy statement, we refer to these individuals as our named executive officers.

Executive Summary

        The cornerstone of our executive compensation philosophy is pay for performance. We closely align compensation paid to our named executive officers with achievement of both short- and long-term financial goals. Further details of our pay for performance executive compensation philosophy and the elements of our executive compensation program with regard to fiscal 2016 are summarized below:

  •
  The main objectives of our executive compensation program are to drive continuous stockholder return by motivating executives to achieve short- and long-term financial and strategic objectives, rewarding executives for continuous growth in earnings and stockholder value, and aligning executives' interests with those of our stockholders.

  •
  Our executive compensation program emphasizes performance-based compensation, including annual incentive compensation and stock-based awards, including stock options and restricted stock.

  •
  Our Compensation Committee is responsible for evaluating and setting the compensation levels of our named executive officers. In setting compensation levels for executives, the Committee solicits the input and recommendations of our Chairman and CEO. The Compensation Committee regularly engages an independent compensation consultant to conduct market reviews of our competitive market for executive talent. The Committee engaged Towers Watson to conduct a review of new market data for use in determining fiscal 2016 compensation levels and to update the Company's peer group.

  •
  To support the retention and incentive purposes of our executive compensation program, in fiscal 2016 each of our named executive officers received time-based and performance-based stock option and restricted stock awards.

  •
  Actual compensation received by our named executive officers for fiscal 2016 generally was lower than target levels as a result of Company financial performance. As discussed below, the Company's fiscal 2016 performance led to below-target annual incentive compensation for our named executive officers because we did not achieve all of our target goals for company financial performance under our annual incentive bonus plan. The chart below shows the CEO's target cash compensation for fiscal 2016 as compared to actual cash compensation received for the fiscal year:

Best Practices

The Compensation Committee receives objective advice from an independent compensation consultant. In 2015, the Compensation Committee received advice from Towers Watson and commencing in July 2016, the Compensation Committee began receiving advice from Radford, an Aon Hewitt company.

Our Board has adopted a clawback policy applicable to all cash incentive payments and performance-based equity awards granted to our executive officers.

Our named executive officers are not entitled to any "single trigger" equity acceleration in connection with a change in control.

All named executive officers are required to own Company common stock equal to 150% of their annual base salaries (or, for the CEO, 300% as of fiscal 2016 and, commencing in fiscal 2017, 600%).

We do not provide excise tax gross-ups to any of our executive officers.

General Compensation Philosophy

        Liquidity Services' executive compensation programs are designed to:

  •
  align executives' interests with those of our stockholders;

  •
  support the attainment of our short- and long-term financial, operational, and strategic objectives;

  •
  reward executives for continuous growth in earnings and stockholder value; and

  •
  attract, retain and motivate key executives, and to encourage a long-term commitment to Liquidity Services.

To achieve these objectives, the Compensation Committee uses a variety of compensation elements, as follows:

Compensation Element	Objective
Annual base salary	Attract and retain executives by fairly compensating them for performing the fundamental requirements of their positions.
Annual cash incentive compensation
Motivate executives to achieve specific annual financial, operational and strategic goals and objectives whose achievements are critical to near- and long-term success; reward executives directly in relationship to the degree those goals are achieved in a given year; and attract executives with an interest in linking their compensation rewards, including greater upside bonus potential, directly to higher corporate performance.
Long-term incentive compensation
Align executives' long-term interests with stockholders' interests and drive decisions and achieve goals that will help us to remain competitive; attract executives with an interest in creating long-term stockholder value; reward executives for building and sustaining stockholder value; and retain executives both through growth in their equity value and the vesting provisions of our stock awards.
Employment Agreements	Attract, retain and provide reasonable security to executives; encourage executives to make sound decisions in the interest of our long-term performance, regardless of personal employment risk.

        Factors Considered When Determining Compensation.    The Compensation Committee seeks to set executive compensation at competitive levels that the Compensation Committee considers appropriate for a company of our size and stage of growth. On an annual basis, the Compensation Committee determines and approves the total compensation level of each of our named executive officers based on its evaluation of external market conditions, Company performance and each named executive officer's individual performance relative to pre-established performance goals and objectives. The Compensation Committee also considers each executive's level of experience, unique skills and abilities critical to the Company, and the executive's tenure, position and responsibilities with the Company. The Compensation Committee considers recommendations from the Chairman and CEO regarding levels for base salary, annual incentive awards and long-term incentive awards for named executive officers. The Chairman and CEO annually provides to the Compensation Committee historical and prospective breakdowns of the total direct compensation components for each named executive officer. The Chairman and CEO also recommends financial and non-financial performance goals for each named executive officer under the annual cash incentive compensation plan.

        Market Data.    The Compensation Committee has engaged on an annual basis a leading industry compensation consultant to assess the market competitiveness of our executive compensation program so that our program attracts and retains executive talent essential to achieve our business plans. For fiscal 2016, the Compensation Committee engaged Towers Watson to assess the market competitiveness of our executive compensation program for purposes of evaluating and setting fiscal 2016 executive compensation levels. After considering the following six factors with respect to Towers Watson: (i) the provision of other services to us by Towers Watson; (ii) the amount of fees received from us by Towers Watson, as a percentage of the total revenue of Towers Watson; (iii) the policies and procedures of Towers Watson that are designed to prevent conflicts of interest; (iv) any business or personal relationship of the Towers Watson consultant with a member of the Compensation Committee; (v) any of our stock owned by the Towers Watson consultants; and (vi) any business or personal relationship of the Towers Watson consultant or Towers Watson with any of our executive officers, our Compensation Committee has concluded that no conflict of interest exists with respect to its engagement of Towers Watson. The scope of Towers Watson's work included a review of the Company's executive compensation practices, assistance with development of an appropriate peer group, and presentation to the Compensation Committee of a report regarding executive compensation trends for similarly sized companies and the market competitiveness of our executive compensation program. Towers Watson was engaged directly by the Compensation Committee and did not provide any services to the Company other than the executive and director compensation consulting services described above.

        To assist the Compensation Committee in its market review for fiscal 2016, the Compensation Committee's compensation consultant prepared an analysis of the market competitiveness of the aggregate value of total direct compensation (base salary, annual incentive bonus and long-term incentives) as well as the market competitiveness of each element of compensation for each named executive officer. The market review was based upon two different sources of compensation data provided by Towers Watson—published surveys and a selected peer group of e-commerce companies. The survey sources relied upon for the market review were national surveys and contained compensation data for both high-technology sector companies as well as similarly sized general industry companies. These survey sources were the 2015 Towers Watson General Industry Executive Compensation Survey Report and the 2015 Towers Watson General Industry Top Management Compensation Survey. The survey data was used as a market reference to assess how the Company's compensation practices for top executives compare to market practices and to confirm that the overall compensation mix is reasonably aligned with the marketplace.

        The peer companies utilized in Towers Watson's fiscal 2016 review were updated in fiscal 2016 by Towers Watson with input from the Compensation Committee and approved by the Compensation Committee. The peer group was developed using several criteria as a guide (e.g. company size, net income, growth, location, internet presence and technology focus) and included 16 companies, with revenues ranging from approximately $250 million to $1.15 billion. The Company falls at the

42nd percentile of the peer group for revenue, the 31st percentile for net income and the 4th percentile for market capitalization. The peer group companies for the fiscal 2016 review were:

• comScore, Inc.	• Angie's List, Inc..
• 1-800-FLOWERS.COM Inc.	• Copart, Inc.
• Richie Bros. Auctioneers Incorporated	• CoStar Group Inc.
• Corporate Executive Board Co.	• Rosetta Stone Inc.
• Blue Nile Inc.	• Shutterfly, Inc.
• NeuStar Inc.	• RetailMeNot, Inc.
• GrubHub Inc..	• WebMD Health Corp
• Yelp Inc.	• Shutterstock, Inc.

        Five companies, Yelp Inc., Shutterstock, Inc., Angie's List, Inc., RetailMeNot, Inc. and GrubHub Inc., were added to the peer group for purposes of the fiscal 2016 review based on, among other things, their size, revenues, and technology focus. Four companies, VistaPrint N.V., ACI Worldwide, Inc., TripAdvisor, Inc. and Comverse, Inc., were removed from the peer group because they were no longer comparable to the Company, and one company, Digital River Inc., was removed from the peer group because it is no longer a publicly traded corporation.

        The compensation decisions specific to each component of total direct compensation for the named executive officers are discussed below.

        Pay Mix.    Because our named executive officers are in a position to directly influence the Company's performance, a significant portion of their compensation is delivered in the form of annual cash incentive award and long-term incentive compensation. We rely on a mix of compensation components intended to reward short-term results (in the form of annual cash incentive awards) and motivate long-term performance (in the form of option and restricted stock grants that vest over several years). We do not have a specific allocation target between cash and equity-based compensation or between annual and long-term incentive compensation. Instead, we retain the flexibility when determining the compensation mix to react to our evolving business environment and our specific hiring and retention requirements. In fiscal 2016, approximately 59% or more of each of our named executive officer's target total direct compensation, including approximately 84% of the target total direct compensation for the Chairman and CEO, was performance-based and/or tied directly to the performance of our stock (in the form of target annual cash incentive awards and stock options and restricted stock awards), consistent with the Company's compensation philosophy to link executive compensation with stockholder returns and achievement of strategic business objectives.

Base Salary

        Purpose.    Salaries for named executive officers are designed to be competitive when compared with prevailing market rates and are based on a variety of factors, including level of responsibility, performance and the recommendations of the Chairman and CEO. Base salaries are reviewed annually or at the time of promotion or other changes in responsibilities. In determining whether to award base salary increases, the Compensation Committee considers the Company's overall business outlook, the Company's budget, the executive's individual performance, historical compensation, market compensation levels for comparable positions, internal pay equity and other factors, including any retention concerns. Under the terms of the employment agreements in place with our named executive officers, the Compensation Committee may not reduce the salary of a named executive officer downward unless the named executive officer consents to a reduction.

        Fiscal 2016 Decisions.    In fiscal 2016, base salary levels remained unchanged for Messrs. Rallo and Celaya and increased for Mr. Dudley in order to provide a base salary level that is competitive with our peers and to reflect success in his new role, experience, tenure, individual performance and organizational structure, and for Mr. Casusol, in order to reflect the strategic importance of his key role with respect to the Liquidity One Transformation ("LOT") Program and as a retention tool given his value to the Company. Mr. Angrick's salary level was decreased at his request despite his base salary falling below the competitive median range of proxy and survey data in order to emphasize the role of long-term equity incentives during a period in which the Company is focused on long-term reinvestment of its earnings. Effective October 1, 2015, the Compensation Committee approved base salaries in the following amounts for our named executive officers:

Named Executive Officer	2016 Salary	2015 Salary	Percentage Increase (Decrease)
William P. Angrick, III	$380,000	$400,000	(5)%
Jorge A. Celaya	350,000	350,000	0%
Leoncio Casusol	350,000	309,000	13%
James M. Rallo	330,424	330,424	0%
Gardner Dudley	250,000	225,000	11%

        The Compensation Committee utilizes a report of market compensation levels prepared by its independent compensation consultant in order to evaluate the executives' base salaries. The Compensation Committee generally seeks to set base salaries at the 50th percentile of the peer group, adjusting for experience and other factors such as tenure, individual performance and responsibilities.

        Fiscal 2017 Decisions.    The Compensation Committee determined that Mr. Dudley's base salary would be increased to $257,500 in order to provide base salary levels that are competitive with levels of our peers and to reflect experience, tenure, individual performance and organizational structure.

Annual Incentive Compensation

        Purpose.    Annual incentive compensation is an "at risk" performance-based cash award that is designed to motivate our named executive officers to achieve pre-established corporate financial and individual performance objectives that are consistent with the Company's strategic plan. Awards under the plan are payable if, and only to the extent that, these pre-established objectives are achieved. The Compensation Committee retains the discretion to increase or decrease payouts under the annual cash incentive plan in connection with its review of the Company's and the executive's performance during the year. The Compensation Committee did not exercise this discretion with respect to fiscal 2016 cash incentive awards payable to the named executive officers. Compensation paid under the plan has varied significantly from year to year. For example, over the last several years, the annual cash incentive award of our Chairman and CEO has ranged from 31.5% to 205% of his base salary. The annual incentive award plan is also designed to attract and retain key employees by providing our named executive officers with a significant opportunity to earn additional annual cash compensation. As noted below, the target opportunities of our named executive officers range from 60% to 115% of base salary, with a maximum opportunity of between 128% and 149% of the base salary. The Committee strives to set the annual incentive plan target opportunity at the median of the peer group with potential for upper quartile pay based on superior performance of the Company and the individual.

        Fiscal 2016 Target Annual Cash Incentive Award Opportunities.    At the beginning of each fiscal year, the Committee establishes the performance goals and target and maximum cash incentive awards for each named executive officer. Each target and maximum cash incentive award is set as a percentage of each named executive officer's base salary. The amount of the cash incentive ultimately awarded depends on the achievement of performance goals. The "Grants of Plan-Based Awards for Fiscal 2016" table below shows the range of possible payments to each of our named executive officers under the annual incentive award plan in fiscal 2016.

        For fiscal 2016, the annual incentive cash award target and maximum award of our named executive officers were:

Named Executive Officer	Fiscal 2016 Target Award Percentage of Base Salary	Fiscal 2016 Annual Incentive Target	Fiscal 2016 Maximum Award Percentage of Base Salary
William P. Angrick, III	115%	$437,000	149%
Jorge A. Celaya	80%	280,000	156%
Leoncio Casusol	80%	280,000	128%
James M. Rallo	80%	264,339	140%
Gardner Dudley	60%	150,000	156%

        The Committee established these target and maximum cash incentive award opportunities based upon (1) the relative scope and responsibility of the named executive officer's position and his respective impact on overall Company performance and (2) comparative compensation data based on the Committee's review of the competitive market conducted for fiscal 2016. For fiscal 2016, the target award opportunity for each of our named executive officers remained the same as for fiscal 2015 except with respect to Messrs. Angrick and Casusol, each of whom had an increase in the target award as a percentage of base salary, by 15% and 20%, respectively. Such increases were implemented in order to emphasize the importance of achieving objectives under the Company's Liquidity One Transformation Program. The Compensation Committee determined that the target award opportunities of our named executive officers were at or near the 75th percentile of the competitive market data reviewed for fiscal 2016. Taking into account the size of the Company relative to the peer group and the Company's pay mix relative to the peer group, the Committee believes that targeting the 75th percentile is appropriate and necessary in order to reflect the difficulty of the financial targets set and to attract and retain executive talent.

        Fiscal 2016 Performance Goals.    At the beginning of the fiscal year, the Compensation Committee established performance goals for the plan based on achievement of certain operational and strategic objectives to drive company performance and growth of stockholder value. For fiscal 2016, the Committee determined that awards under the plan for our named executive officers would be based on the achievement of commercial contribution market growth from all marketplaces other than the DOD Surplus marketplace (except with respect to Messrs. Rallo and Dudley, for whom the goal was based on achievement of commercial contribution margin growth for the Retail Supply Chain Group and the Capital Assets Group, respectively) ("Commercial CMG"). In addition, Mr. Rallo's performance goals included an additional corporate financial measure of service revenues for the Retail Supply Chain Group. The Compensation Committee decided to include achievement of team growth initiatives as well as individual performance. The performance goals carry different weights for our named executive officers based on their position and responsibilities. The relative weights assigned to corporate, team growth initiatives and individual goals for fiscal 2016 are as follows:

Name and Principal Position	Commercial CMG(1)	Team Growth Initiatives	Individual Performance
William P. Angrick, III	35%	35%	30%
Chairman and Chief Executive Officer
Jorge A. Celaya	40%	30%	30%
EVP and Chief Financial Officer
Leoncio Casusol	20%	30%	50%
Chief Information Officer
James M. Rallo(1)	40%	30%	30%
President, Retail Supply Chain Group
Gardner Dudley	40%	30%	30%
President, Capital Assets Group

(1)
Mr. Rallo's performance goals also included an additional corporate financial measure of service revenues for the Retail Supply Chain Group, which was weighted equally with the Commercial CMG goal.

        The Committee's evaluation of the Company's financial performance under the plan for fiscal 2016 was based on one Company-wide goal—Commercial CMG. Commercial CMG measures the growth in contribution margin contributed from the Company's marketplaces before allocation of certain expenses. The Committee selected this metric as the corporate performance measure because it continues to be a key metric used by management to measure the Company's business performance. The target Commercial CMG growth goal for the named executive officers other than Messrs. Rallo and Dudley for fiscal 2016 was $13.38 million in year over year Commercial CMG growth. If the Company had achieved a Commercial CMG growth of less than $11.18 million in year over year CMG growth, then no award would have been earned with respect to this goal. With respect to Mr. Rallo, the target Commercial CMG growth goal with respect to the Retail Supply Chain Group for fiscal 2016 was $7.7 million in year over year growth. If the Company had achieved a Commercial CMG growth with respect to the Retail Supply Chain Group of less than $5.2 million in year over year CMG growth, then no award would have been earned with respect to this goal. The target Retail Supply Chain Group service revenues goal applicable to Mr. Rallo was $7.1 million in year over year growth. If the Company had achieved service revenues of less than $6.7 million in year over year growth, then no award would have been earned with respect to this goal. With respect to Mr. Dudley, the target Commercial CMG growth goal with respect to the Capital Assets Group for fiscal 2016 was $9.24 million in year over year Commercial CMG growth with respect to the Capital Assets Group. If the Company had achieved a Commercial CMG growth with respect to the Capital Assets Group of less than $7.01 million in year over year growth, then no award would have been earned with respect to this goal. Because we believe disclosure of the exact total contribution margin amounts to which these Commercial CMG growth targets equate would cause the Company competitive harm by publishing sensitive information that would not otherwise be disclosed, the Company is not disclosing total contribution margin amounts. The Committee cannot specify the degree of difficulty required to meet the Commercial CMG growth target goal, but believes that achievement of the target goal would have required substantial and sustained performance by the Company. The target Commercial CMG growth goal is consistent with the Company's annual business plan and strategic objectives, and achievement of the target goal required extensive business development efforts, a significant increase in inventory velocity and continued improvement in service levels.

        The team growth initiative objectives included:

  •
  Refreshing the strategic plan and vision

  •
  Enhancing engagement with customers directly and through market research

  •
  Growth of new business in advance of LOT completion

  •
  Enhance entrepreneurial "start-up" culture, process and communication

  •
  Deliver LOT milestones in accordance with fiscal year roadmap

The Committee determined that 80% of the team growth initiative goals were met with respect to fiscal 2016. The only team growth initiative not achieved at 100% was the goal to deliver LOT milestones in accordance with the fiscal year roadmap because the original timeline was delayed by approximately three months.

        The individual performance goals established for each of our named executive officers varied based on his relative job responsibilities and emphasized improvement in metrics or operational objectives within the control of each named executive officer. Each of our named executive officers had four to five individual management objectives designed to further each of the following two Company strategic initiatives of market leadership and of collaboration, integration and transformation. Each individual management objective is weighted differently as noted below. To the extent that an objective was determined to be critical to the Company's strategy and business plan, it may have served as an individual objective of more than one named executive officer.

        Our Chairman and Chief Executive Officer's individual performance was evaluated based on the following individual objectives (which comprised 30% of his total annual award opportunity):

  •
  Enhance corporate communication of strategy and results

  •
  Enhance marketing strategy and refresh strategic plan

  •
  Grow the commercial business

  •
  Expand the margins of the business

  •
  Extend platform to deliver new services for buyers and sellers

        Mr. Rallo's individual performance was evaluated based on the following four individual objectives (which comprised 30% of his total annual award opportunity):

  •
  Grow commercial business

  •
  Expand margins in commercial business

  •
  Penetrate key accounts

  •
  Extend platform to deliver new services for buyers and sellers

        Mr. Dudley's individual performance was evaluated based on the following four individual objectives (which comprised 30% of his total annual award opportunity):

  •
  Grow commercial business

  •
  Expand margins in commercial business

  •
  Penetrate key accounts

  •
  Extend platform to deliver new services for buyers and sellers

        Mr. Casusol's individual performance was evaluated based on the following five individual objectives (which comprised 50% of his total annual award opportunity):

  •
  Grow commercial business

  •
  Expand margins in commercial business and develop business unit specific expenditure analysis

  •
  Penetrate key client relationships

  •
  Complete LOT program

  •
  Extend platform to deliver new services for buyers and sellers

        Mr. Celaya's individual performance was evaluated based on the following five individual objectives (which comprised 30% of his total annual award opportunity):

  •
  Grow commercial business

  •
  Expand margins in commercial business

  •
  Support LOT program

  •
  Extend platform to deliver new services for buyers and sellers

  •
  Enhance financial organization reporting and analysis

        Fiscal 2016 Results and Payouts.    At the end of the performance year, our Chairman and CEO assessed the achievement of the Company and individual performance goals and made a recommendation to the Committee regarding the annual incentive award payouts.

        In determining the amount of the fiscal 2016 awards, the Committee assessed the Company's and each named executive officer's performance measured against the previously described corporate, team growth initiative and individual management objectives.

        For fiscal 2016, the Company and the Retail Supply Chain Group achieved Commercial CMG that fell short of the threshold performance levels, resulting in no payouts. However, with respect to Mr. Dudley, the Company achieved Commercial CMG with respect to the Capital Assets Group that exceeded the threshold level but fell short of the target level, resulting in a payout to Mr. Dudley equal to 48% of target. In addition to Commercial CMG, Mr. Rallo was subject to a service revenues goal with respect to the Retail Supply Chain Group and this goal was achieved at a level that exceeded maximum, resulting in the maximum payout of 200% of target for this goal. The Committee determined that 80% of the team growth initiatives were achieved resulting in payout for that component just below target. Fiscal year 2016 results, including individual performance achievement, appear in the table below:

Name and Principal Position	Commercial CMG	Service Revenues for RSCG	Team Growth Initiatives	Individual Performance	2016 Incentive Target	2016 Actual Payout	2016 Actual Payout as a % of Target
William P. Angrick, III	0%	N/A	80%	80%	$437,000	$227,240	52%
Chairman and Chief Executive Officer
Jorge A. Celaya	0%	N/A	80%	95%	$280,000	$147,000	52.5%
EVP and Chief Financial Officer
Leoncio Casusol	0%	N/A	80%	80%	$280,000	$179,200	64%
Chief Information Officer
James M. Rallo	0%	200%	80%	95%	$264,339	$244,514	92.5%
President, Retail Supply Chain Group
Gardner Dudley	48%	N/A	80%	83%	$150,000	$102,150	68.1%
President, Capital Assets Group

        Fiscal 2017 Incentive Award Plan.    At its December 2016 meeting, the Compensation Committee determined that with 2017, executive compensation would shift significantly to financial metrics. The corporate financial measures for our fiscal 2017 annual incentive compensation plan will be commercial contribution market growth and revenue from all marketplaces other than the DOD Surplus marketplace (except with respect to Messrs. Rallo and Dudley, for whom the goal will be based on achievement of commercial contribution margin growth and revenue for the Retail Supply Chain Group and the Capital Assets Group, respectively). The Compensation Committee decided to combine achievement of team growth initiatives and individual performance in order to emphasize execution as well as financial metrics. The relative weight assigned to corporate, team growth initiatives and individual goals for fiscal 2016 is as follows:

Name and Principal Position	Commercial CMG	Revenue	MBO/Team Metrics
William P. Angrick, III	50%	20%	30%
Chairman and Chief Executive Officer
Jorge A. Celaya	50%	20%	30%
EVP and Chief Financial Officer
Leoncio Casusol	50%	20%	30%
Chief Information Officer
James M. Rallo	50%	20%	30%
President, Retail Supply Chain Group
Gardner Dudley	50%	20%	30%
President, Capital Assets Group

Long-Term Incentive Compensation

        Purpose.    We grant equity-based compensation to our named executive officers in order to attract, retain and reward our executives and strengthen the mutuality of interests between our named executive officers and Liquidity Services' stockholders. The Compensation Committee annually determines whether to grant stock options or other equity-based incentives to executives. In making its determinations, the Compensation Committee considers factors such as market data, the executive's and the Company's performance in the last year and the results achieved by the executive, the executive's base salary and the Compensation Committee's view regarding the future potential of long-term contributions of the executive. Recommendations of the Chairman and CEO are also taken into consideration.

        The Compensation Committee historically had granted our named executive officers long-term incentive awards in the form of stock options. As in fiscal 2015, our long-term incentive compensation program in fiscal 2016 provided grants of stock options and restricted stock under our Amended and Restated 2006 Omnibus Long-Term Incentive Plan, which has been approved by our stockholders.

        The Compensation Committee has historically granted annual equity awards with respect to each fiscal year after financial results are available for the prior fiscal year at a regularly scheduled meeting. As the Compensation Committee's meeting schedule is established prior to the start of each fiscal year, the proximity of any award grants to earnings announcements or other market events is coincidental. For annual awards, the Compensation Committee's policy is to grant options and restricted stock awards on the date it approves them. The option exercise price is determined in accordance with the terms of the plan under which the award is granted (generally, the closing price on the date of grant) and cannot be less than the fair market value of our Common Stock as of that date. In addition to annual option awards, our named executive officers may receive stock options in connection with the commencement of employment or upon promotion. In these cases, the exercise price is typically the closing price of our common stock on the date the Compensation Committee approves the award.

        Fiscal 2016 Annual Awards.    In fiscal 2016, the Compensation Committee granted a mix of time-based stock options and restricted stock awards and performance-based stock options and restricted stock awards to each of our named executive officers as part of the annual grant for fiscal 2016. Approximately 20% of the equity award value was in the form of stock options (with 20% subject to performance-based vesting terms and 80% subject to time-based vesting terms over four years), and 80% was in the form of restricted stock (with 20% subject to performance-based vesting terms and 80% subject to time-based vesting terms over four years for the remaining named executive officers). We granted a portion of our annual equity awards in the form of performance-based stock options and restricted stock awards in order to incentivize the named executive officers to achieve objectives related to profitable growth, particularly with respect to the marketplaces other than the DOD Surplus marketplace. While the annual performance-based awards, including the number of shares to be awarded, were approved by the Compensation Committee at its December 2015 meeting, the performance metrics related to these awards were not finalized until later and thus the "grant date" for accounting purposes for these awards was March 24, 2016, which is reflected in the compensation tables following this Compensation Discussion & Analysis. These performance-based awards will vest in installments at the end of each fiscal year over a three year period based on our compounded annual growth rate ("CAGR"). In determining the size of the annual grants to our named executive officers, the Compensation Committee considered the size of equity awards granted in fiscal 2015, the scope of job responsibilities, experience, individual performance and recommendations of the Chairman and CEO. Generally, the Committee seeks to target named executive officers' annual long-term incentive award values at a level between the 50th and 75th percentile of the Company's peer group based on a target value as a percentage of base salary in order to attract and retain executive talent. The target grant date fair values of options and restricted stock awarded to our named executive officers in fiscal 2016 were within or below this range, except with respect to the Chief Information Officer, who was granted an additional performance-based restricted stock award with a grant date value of approximately $175,000 that vests based on achievement of certain milestones related to the LOT program.

        One-Time Award to Mr. Celaya.    On July 13, 2016, we granted Mr. Celaya an additional award of restricted stock valued at approximately $108,297 per the terms of his employment agreement that required a long-term incentive award equal to his base salary for fiscal 2016.

        The target value of each of our named executive officer's annual stock options and restricted stock awards as a percentage of base salary is as shown in the table below.

Named Executive Officer	Target Value of Annual Award as a Percentage of Base Salary*
William P. Angrick, III	400%
Jorge A. Celaya	75%
Leoncio Casusol	100%
James M. Rallo	80%
Gardner Dudley	85%

*
This table does not include the value of Mr. Casusol's additional performance-based restricted stock award nor does it include the value of Mr. Celaya's one-time restricted stock award made in July of 2016.

        The number of stock options and restricted shares granted to our named executive officers in fiscal 2016 is included in the "Grants of Plan-Based Awards for Fiscal 2016" table. The terms and conditions of the grants are more fully described in the footnotes and narrative following that table.

        Fiscal 2017 Equity Awards.    The Compensation Committee has deferred granting our named executive officers stock options and restricted stock awards until after the shareholders of the Company have voted on the proposal to amend and restate the Company's 2006 Omnibus Long-Term Incentive Plan.

Other Compensation and Benefit Programs

        Our named executive officers are eligible to participate in benefit plans that are available to substantially all of our employees, including participation in the Liquidity Services, Inc. 401(k) Profit Sharing and Trust Plan, medical insurance, dental insurance, life insurance and disability insurance programs.

        We do not provide our named executive officers with any additional benefits or perquisites not available to all other employees.

Employment Agreements

        We have entered into employment agreements with each of our named executive officers that provide for, among other things, specified payments in the event of termination of employment in certain circumstances. The terms of these agreements are described under "Employment Agreements" below. The Committee believes it is important to provide our named executive officers with some measure of financial security in the event that their employment with the Company is terminated without cause or in connection with certain unforeseen circumstances. The Committee believes that these arrangements encourage an executive to comply with post-termination restrictive non-competition covenants and to cooperate with the Company both before and after his employment is terminated. The Committee believes that these arrangements are reasonable and that it is beneficial to have agreements in place that specify the exact terms and benefits an executive receives if the Company elects to terminate a named executive officer's employment.

Stock Ownership Policy

        In fiscal 2014, the Board adopted a stock ownership policy obligating executive officers to hold a number of shares of our common stock equal to 150% of the executive's annual base salary except the Chairman and CEO who has an obligation to hold common stock equal to 300% of his annual base salary, which amount was recently increased to 600% by an amendment to the stock ownership policy. Each executive officer has either five years from the implementation of this policy or five years after an executive officer's date of hire (whichever is later) to satisfy this requirement. Executive officers are not permitted to purchase any financial instrument or enter into any transaction that is designed to hedge or offset any decrease in the market value of our common stock (including, but not limited to, prepaid variable forward contracts, equity swaps, collars, or exchange funds).

Clawback Policy

        In addition, in fiscal 2015, the Board adopted a clawback policy pursuant to which, in the event of a restatement of the Company's financial statements due to material non-compliance with any financial reporting requirement under the securities laws as generally applied, bonus and other incentive awards as well as any performance-based equity awards will be subject to forfeiture and/or recoupment in the event that such awards would have been lower had they been determined or calculated based on such restated results.

"Say-on-Pay" Advisory Vote on Executive Compensation

        The Company provided stockholders a "say-on-pay" advisory vote on its executive compensation in 2016 under Section 14A of the Securities Exchange Act of 1934, as amended. At the Company's 2016 Annual Meeting of Stockholders, stockholders expressed substantial support for the compensation of our named executive officers, with approximately 95% of the votes cast in favor of the "say-on-pay" advisory vote. The Committee carefully evaluated the results of the 2016 advisory vote at its April meeting. The Committee also considers many other factors in evaluating the Company's executive compensation programs as discussed in this Compensation Discussion and Analysis, including the Committee's assessment of total shareholder return, the interaction of our compensation programs with our corporate business objectives, evaluations of our programs by external consultants, and review of peer group and survey data, each of which is evaluated in the context of the Committee's fiduciary duty to act as the directors determine to be in stockholders' best interests. While each of these factors bore on the Committee's decisions regarding our named executive officers' compensation, the Committee did not make any changes to our executive compensation program and policies as a result of the 2016 "say-on-pay" advisory vote.

Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code), limits publicly-held companies to an annual deduction for federal income tax purposes of $1 million for compensation paid to a company's chief executive officer and the three other most highly compensated executive officers (not including the chief financial officer) determined at the end of each year. This limitation does not apply to compensation that meets the requirements under Section 162(m) for "qualifying performance-based" compensation. For fiscal 2016, payments of annual bonuses and the grants of stock options were intended to qualify as performance-based compensation.

Summary Compensation Table

        The following table summarizes the compensation of our named executive officers, which includes our principal executive officer, all individuals who served during the fiscal year as our principal financial officer and our three other most highly compensated executive officers.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)		Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
William P. Angrick, III	2016	380,000			1,160,265	270,777	227,240	66,600	2,104,882
Chairman and Chief	2015	400,000			1,027,092	624,184	118,600	11,363	2,181,239
Executive Officer	2014	400,000			999,072	702,124	126,000	12,365	2,239,561
Jorge A. Celaya	2016	350,000			308,680	48,252	147,000	18,712	872,644
Executive Vice President and	2015	71,970	57,436	(5)	1,696,511	0		373	1,826,290
Chief Financial Officer
Leoncio Casusol	2016	350,000			442,184	64,337	179,200	13,121	1,048,842
Executive Vice President	2015	309,000			745,314	131,124	111,240	11,667	1,308,345
and Chief Information Officer	2014	309,000			1,664,003	124,377	148,320	12,989	2,258,689
James M. Rallo	2016	330,424			201,799	48,585	244,514	54,191	879,513
President, Retail Supply	2015	330,424			803,319	164,936	242,938	15,804	1,557,421
Chain Group	2014	330,424			806,330	156,475	211,471	12,895	1,517,595
Gardner Dudley	2016	250,000			162,224	39,060	102,150	13,261	566,695
President, Capital Assets	2015	225,000			946,428	95,481	55,688	8,677	1,331,274
Group

(1)
Each of the named executive officers contributed a portion of his salary to the Liquidity Services, Inc. 401(k) Profit Sharing and Trust Plan.

(2)
The amounts reported in these columns reflect the aggregate grant date fair value of grants of stock options and time-based and performance-based restricted stock awards to each of the named executive officers in the years shown, computed in accordance with U.S. generally accepted accounting principles, disregarding estimates of forfeitures related to service-based vesting conditions. The amounts reported for performance-based option and restricted stock awards were calculated assuming that all applicable performance goals would be achieved. For additional information about these calculations, see the "Grants of Plan-Based Awards for Fiscal 2016" table included in this proxy statement. For additional information about the assumptions used in these calculations, see Note 2 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2016. No stock or option awards granted to our named executive officers were forfeited during fiscal 2016 or 2014. In connection with the Company exceeding the sublimit on the number of shares of restricted stock available for grant under its 2006 Omnibus Long-Term Incentive Plan, as amended and restated, in fiscal 2015 Messrs. Angrick, Rallo, Dudley and Casusol voluntarily surrendered the following performance-based equity awards: Mr. Angrick, 14,695 stock options and 8,477 shares of restricted stock, each granted on November 27, 2012; Mr. Rallo: 3,335 stock options and 5,003 shares of restricted stock each granted on November 16, 2012 and 58,031 shares of stock options and 28,503 shares of restricted stock each granted on July 18, 2013; Mr. Dudley: 2,550 stock options and 1,550 shares of restricted stock, each granted on June 16, 2010; and Mr. Casusol: 49,113 shares of restricted stock granted on February 4, 2013. At no time, however, did the Company exceed the aggregate limit on the number of shares available for grant under the 2006 Omnibus Long Term Incentive Plan, as amended and restated, or any other limits under the 2006 Omnibus Long Term Incentive Plan, as amended and restated. In 2016, the Board returned shares to the pool of available shares under the Company's Amended and Restated 2006 Omnibus Long Term Incentive Plan by cancelling performance-based awards for which management had determined that the performance goals had become unachievable. Awards cancelled included: 22,716 shares of performance stock awarded to Mr. Angrick on November 27, 2013, 48,121 performance stock options awarded to Mr. Angrick on November 27, 2013, 2,500 shares of performance stock awarded to Mr. Dudley on November 16, 2012, 3,729 shares of performance stock awarded to Mr. Casusol on November 27, 2013, 7,899 performance stock options awarded to Mr. Mr. Casusol on November 27, 2013, 4,691 shares of performance stock awarded to Mr. Rallo on November 27, 2013 and 9,938 performance stock options awarded to Mr. Rallo on November 27, 2013. Also, on October 1, 2016, performance stock and performance stock options were forfeited for all grants made in fiscal year 2015.

(3)
The amounts in the Non-Equity Incentive Plan Compensation column represent the annual cash incentive bonuses described under the section of this proxy statement entitled "Annual Incentive Compensation." These annual cash bonuses were paid in fiscal 2017 for performance in fiscal 2016.

(4)
The payments listed for fiscal 2016 in the "All Other Compensation" column above reflect the following amounts and, unless noted below, are based upon the actual cost expended by the Company:

For Mr. Angrick, the amount shown includes: $10,600.08 for 401(k) matching contributions, $856.20 for short- and long-term disability insurance premium payments, $1,206.56 for group term life insurance premium payments and $53,937 for reimbursements in connection with the cost of a personal IRS audit stemming from the Company's corporate audit.

For Mr. Celaya, the amount shown includes: $16,092.29 for 401(k) matching contributions, $856.20 for short- and long-term disability insurance premium payments, and $1,763.12 for group term life insurance payments.

For Mr. Casusol, the amount shown includes: $11,433.87 for 401(k) matching contributions, $856.20 for short- and long-term disability insurance premium payments and $830.72 for group term life insurance premium payments.

For Mr. Rallo, the amount shown includes: $10,637.16 for 401(k) matching contributions, $856.20 for short- and long-term disability insurance premium payments, $2,049.77 for group term life insurance premium payments, $1,375 in aggregate incremental cost to the Company of providing him with a car and $39,273 for reimbursements in connection with the cost of a personal IRS audit stemming from the Company's corporate audit.

For Mr. Dudley, the amount shown includes: $11,669.14 for 401(k) matching contributions, $856.20 for short- and long-term disability insurance premium payments, and $735.16 for group term life insurance payments.

(5)
Mr. Celaya received a bonus award equal to his target bonus opportunity pro-rated for the number of days employed during fiscal 2015.

Employment Agreements

        We have entered into employment agreements with all of our named executive officers that provide for, among other things, the term of employment, compensation and benefits payable during the term of the agreement and certain compensation payable when an executive's employment is terminated under certain conditions.

        We also have confidentiality, non-competition and intellectual property agreements with the named executive officers. These agreements typically provide that the employee may not disclose or transfer any of our confidential information to any person, business entity or other organization without authorization from us, and that the employee may not, during his or her employment with us and for 24 months thereafter, hire or solicit any of our employees for employment with another person or entity or in any way interfere with the relationship we have with any of our employees, clients or other business relationships. Further, these agreements also typically provide that the employee may not, during his employment with us and for up to 24 months thereafter, compete with us. These agreements typically also provide that all ideas, designs, works and inventions made by the employee in the course of his or her employment with us are our exclusive property, and that the copyrights of all writings produced by the employee during the course of his or her work for us are the property of our Company.

  Summary of Employment Agreement with William P. Angrick, III

        We entered into an employment agreement with Mr. Angrick effective as of June 13, 2016. The agreement provides that Mr. Angrick will be employed as our Chairman and Chief Executive Officer and that his employment will continue for a one year period from the effective date, which such period will automatically renew for successive one year terms until terminated by either party pursuant to the terms of the agreement. The agreement provides for an initial annual base salary of $380,000, which was approved by the Compensation Committee and which may be increased but not decreased. Mr. Angrick is also eligible for an annual incentive bonus under a sliding scale as approved by the Compensation Committee based upon the achievement of financial targets that for fiscal 2016 was equal to 115% of his base salary. In addition, he is eligible to receive an additional bonus amount for the completion of projects that increase stockholder value, at the discretion of the Compensation Committee. If Mr. Angrick's employment is terminated as a result of his death, his estate will receive his base salary through the next full calendar month and all other unpaid amounts. If Mr. Angrick's employment is terminated because of disability, he is entitled to his base salary through the third full calendar month after termination and all other unpaid amounts, provided that his base salary will be reduced by any amounts received under any disability insurance provided by the Company.

        The agreement further provides that if his employment with the Company is terminated by us other than for cause, disability or death, or is terminated by Mr. Angrick for good reason, Mr. Angrick will receive: (1) his base salary through the date of termination and all other unpaid amounts owed under the employment agreement and (2) a lump-sum severance package equal to twelve months of his base salary plus an amount equal to the average annual incentive bonus earned by Mr. Angrick over the previous two fiscal years. All severance payments made by us to Mr. Angrick will be payable within 30 days of notice of termination.

  Summary of Employment Agreement with Jorge A. Celaya

        We entered into an employment agreement with Mr. Celaya effective as of July 20, 2015. The agreement provides that Mr. Celaya will serve as the Executive Vice President and Chief Financial Officer for a period of one year from the effective date, after such time the employment term will automatically renew for additional one year terms. The agreement provides for an initial base salary of $350,000, which was approved by the Compensation Committee. Mr. Celaya is also eligible for a target annual incentive bonus of up to 80% of his salary based on the attainment of certain performance milestones. Pursuant to the agreement, Mr. Celaya received an initial equity grant of restricted stock with a value of $1,700,000 that vests quarterly over four years. If Mr. Celaya is terminated by the Company without cause or by Mr. Celaya for good reason, in either case within the first 18 months of Mr. Celaya's employment with the Company, the initial equity award, to the extent not already vested, will vest with respect to 37.5% of equity award. The agreement also provides that Mr. Celaya is eligible to receive additional long-term incentive compensation each year and, for fiscal year 2016, the value of such long-term incentive grant was guaranteed to be at least $350,000.

        If Mr. Celaya's employment is terminated as a result of his death, his estate will receive his base salary through the next full calendar month and all other unpaid amounts owed under the employment agreement. If Mr. Celaya's employment is terminated because of disability, he is entitled to receive his base salary through the third full calendar month after termination and all other unpaid amounts, provided that his base salary will be reduced by any amounts received under any disability insurance provided by the Company. This agreement also provides that if his employment with our Company is terminated by us other than for cause, disability or death or by Mr. Celaya for good reason, in each case not in connection with a corporate transaction, Mr. Celaya is entitled to receive: (1) his base salary through the date of termination and all other unpaid amounts; and (2) a lump-sum severance package equal to the sum of twelve months of his base salary plus an amount equal to his annual target incentive bonus. In addition, the Company will maintain his medical, dental and vision benefits at the same level as if he had continued to remain actively employed with the Company for a period of six months following his termination. If Mr. Celaya's employment with our Company is terminated by us other than for cause, disability or death or by Mr. Celaya for good reason, in each case within the twelve months following a corporate transaction, Mr. Celaya is entitled to receive: (1) his base salary through the date of termination and all other unpaid amounts; and (2) a lump-sum severance package equal to eighteen months of his base salary plus an amount equal to 150% of his then current target bonus. In addition, the Company will maintain his medical, dental and vision benefits at the same level as if he had continued to remain actively employed with the Company for a period of six months following his termination. All severance payments made by us to Mr. Celaya will be payable within 30 days of notice of termination

  Summary of Employment Agreement with Gardner Dudley

        We entered into an Executive Employment Agreement with Mr. Dudley in connection with his appointment as our President, Capital Assets Group originally effective as of September 10, 2014 and as amended effective June 13, 2016. The agreement initially set Mr. Dudley's base salary at $250,000, which was approved by the Compensation Committee. Mr. Dudley is also eligible for a target annual incentive bonus of up to 60% of his salary, payable upon the achievement of certain performance milestones. The employment agreement also provided Mr. Dudley with a grant of 25,000 shares of restricted stock that vest over four years commencing on October 1, 2015. If Mr. Dudley is terminated as a result of his death, his estate will receive his base salary through the next full calendar month and all other unpaid amounts owed under the employment agreement. If Mr. Dudley's employment is terminated because of disability, he is entitled to receive his base salary through the third full calendar month after termination and all other unpaid amounts, provided that his base salary will be reduced by any amounts received under any disability insurance provided by the Company. The employment agreement, as amended, further provides that if his employment with our Company is terminated by us other than for cause, disability or death or if his employment is terminated by Mr. Dudley for good reason, Mr. Dudley will receive: (1) his base salary through the date of termination and all other unpaid amounts; and (2) a lump-sum severance package equal to twelve months of his base salary plus an amount equal to his annual target incentive bonus. All severance payments made by us to Mr. Dudley will be payable within 30 days of notice of termination subject to potential delay as a result of Section 409A.

  Summary of Employment Agreement with Leoncio Casusol

        We entered into an employment agreement with Mr. Casusol effective as of February 4, 2013 and as amended effective June 13, 2016, with a one year initial term that will automatically renew each year for additional one-year terms. The agreement provides that Mr. Casusol will be employed as Chief Information Officer, and that his employment will continue during the term of employment until terminated by either party pursuant to the terms of the agreement. The agreement provided for an initial annual base salary under the agreement of $300,000. During fiscal 2016, Mr. Casusol received a salary of $350,000, which was approved by the Compensation Committee. In addition, Mr. Casusol is eligible to receive an annual incentive bonus upon the attainment of certain performance milestones; for fiscal 2016, the annual incentive bonus target was 80% of his base salary.

        If Mr. Casusol's employment is terminated as a result of his death, his estate will receive his base salary through the next full calendar month following the date of termination and all other unpaid amounts owed under the employment agreement. If Mr. Casusol's employment is terminated as a result of his disability, he will receive his base salary through the third full calendar month following the date of termination and all other unpaid amounts owed under the employment agreement, provided that his base salary will be reduced by any amounts received under any disability insurance provided by the Company. The employment agreement, as amended, further provides that if his employment with our

Company is terminated by him with good reason or by us other than for cause or Mr. Casusol's disability or death, Mr. Casusol will receive: (1) his base salary through the date of termination and all other unpaid amounts owed under the employment agreement; and (2) a lump-sum severance package equal to twelve months of his base salary plus an amount equal to his annual target incentive bonus. All severance payments made by us to Mr. Casusol will be payable within 30 days of notice of termination.

  Summary of Employment Agreement with James M. Rallo

        We entered into an employment agreement with Mr. Rallo effective as of February 21, 2005. During fiscal 2016, Mr. Rallo received a salary of $330,424, which was approved by the Compensation Committee. Mr. Rallo is also eligible for a target annual incentive bonus that must be at least $50,000, subject to the achievement of certain deliverables and milestones; for fiscal 2016, the annual bonus target was 80% of his base salary.

        If Mr. Rallo's employment is terminated as a result of his death, his estate will receive his base salary through the next full calendar month and all other unpaid amounts owed under the employment agreement. If Mr. Rallo's employment is terminated because of disability, he is entitled to receive his base salary through the third full calendar month after termination and all other unpaid amounts, provided that his base salary will be reduced by any amounts received under any disability insurance provided by the Company. This agreement also provides that if his employment with our Company is terminated by us other than for cause, disability or death, or because we elect not to extend the term of the agreement, or if his employment is terminated by Mr. Rallo for good reason, Mr. Rallo is entitled to receive: (1) his base salary through the date of termination and all other unpaid amounts; and (2) a lump-sum severance package equal to the sum of twelve months of his base salary plus an amount equal to his average annual bonus for the previous two fiscal years. All severance payments made by us to Mr. Rallo will be payable within 30 days of notice of termination. Mr. Rallo's employment agreement was amended effective February 23, 2012 to extend the term from February 20, 2012 to February 20, 2013, after which date the agreement renews automatically for a term of one year unless either party terminates the agreement. Pursuant to this amendment, if during the twelve months following a corporate transaction Mr. Rallo is terminated by us other than for cause, death or disability, or because we elect not to extend the term of the agreement, or if his employment is terminated by Mr. Rallo for good reason, Mr. Rallo is entitled to receive: (1) his base salary through the date of termination and all other unpaid amounts; and (2) a lump-sum severance package equal to the sum of twenty-four months of the sum of his base salary plus an amount equal to his average annual bonus for the previous two fiscal years.

Grants of Plan-Based Awards for Fiscal 2016

        The following table provides additional information about plan-based awards granted to our named executive officers in fiscal 2016. Our named executive officers received up to five types of plan-based awards: annual cash bonuses (referred to as the "Incentive Cash Award"), stock options (referred to as the "2016 Stock Options"), time-based restricted stock awards (referred to as the "2016 Restricted

Stock"), performance-based stock options (referred to as the "2016 Performance Options") and performance-based restricted stock awards (referred to as the "2016 Performance Stock").

						Estimated Possible Payouts Under Equity Incentive Plan Awards(2)
							All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)									Grant Date Fair Value of Stock & Option Awards ($)(6)
											Exercise or Base Price of Option Awards ($/Share)(5)
		Compensation Committee Approval Date
Name	Equity Award Grant Date		Threshold ($)	Target ($)	Maximum ($)	Target (#)
William P. Angrick, III
Incentive Cash Award			174,800	437,000	566,200
2016 Stock Options	December 22, 2015	December 22, 2015							83,178	(4)	7.29	233,481
2016 Restricted Stock	December 22, 2015	December 22, 2015					146,730	(3)				972,820
2016 Performance Options	March 24, 2016	December 22, 2015				20,794					7.29	37,296
2016 Performance Stock	March 24, 2016	December 22, 2015				36,682						187,445
Jorge A. Celaya
Incentive Cash Award			112,000	280,000	546,000
2016 Stock Options	December 22, 2015	December 22, 2015							13,891	(4)	6.63	41,508
2016 Restricted Stock	December 22, 2015	December 22, 2015					25,341	(3)				168,011
	July 13, 2016	July 13, 2016					13,288	(3)				108,297
2016 Performance Options	March 24, 2016	December 22, 2015				3,473					6.63	6,744
2016 Performance Stock	March 24, 2016	December 22, 2015				6,335						32,372
Leoncio Casusol
Incentive Cash Award			112,000	280,000	448,000
2016 Stock Options	December 22, 2015	December 22, 2015							18,522	(4)	6.63	55,346
2016 Restricted Stock	December 22, 2015	December 22, 2015					33,789	(3)				224,021
2016 Performance Options	March 24, 2016	December 22, 2015				4,630					6.63	8,991
2016 Performance Stock	December 22, 2015	December 22, 2015				26,395						174,999
	March 24, 2016	December 22, 2015				8,447						43,164
James Rallo
Incentive Cash Award			105,736	264,339	462,594
2016 Stock Options	December 22, 2015	December 22, 2015							13,987	(4)	6.63	41,795
2016 Restricted Stock	December 22, 2015	December 22, 2015					25,520	(3)				169,198
2016 Performance Options	March 24, 2016	December 22, 2015				3,497					6.63	6,791
2016 Performance Stock	March 24, 2016	December 22, 2015				6,380						32,602
Gardner Dudley
Incentive Cash Award			60,000	150,000	390,000
2016 Stock Options	December 22, 2015	December 22, 2015							11,245	(4)	6.63	33,601
2016 Restricted Stock	December 22, 2015	December 22, 2015					20,515	(3)				136,014
2016 Performance Options	March 24, 2016	December 22, 2015				2,811					6.63	5,459
2016 Performance Stock	March 24, 2016	December 22, 2015				5,129						26,209

(1)
Amounts shown represent the threshold, target and maximum awards that could be earned by the named executive officer under our annual incentive bonus plan for fiscal 2016. Actual bonuses paid for fiscal 2016 are shown in the Summary Compensation Table in the "Non-Equity Incentive Plan Compensation" column. For a discussion of this plan, see "Executive Compensation—Annual Incentive Compensation."

(2)
Amounts shown represent the number of performance-based restricted shares or performance-based stock options that could be earned by the named executive officer if the performance goal described under "Executive Compensation—Long-Term Incentive Compensation" is achieved in full. The performance-based restricted shares and performance-based stock options reported in this column were granted under the Liquidity Services, Inc. Amended and Restated 2006 Omnibus Long-Term Incentive Plan.

(3)
The time-based restricted stock was granted under the Liquidity Services, Inc. Amended and Restated 2006 Omnibus Long-Term Incentive Plan, with 25% vesting on October 1, 2016 and 25% vesting on each of the first three anniversaries of October 1, 2016.

(4)
The stock options were granted under the Liquidity Services, Inc. Amended and Restated 2006 Omnibus Long-Term Incentive Plan, with 25% vesting on October 1, 2016 and 2.083% vesting each month thereafter for 36 months.

(5)
The stock options have an exercise price equal to the closing price of our common stock on the grant date, except that the stock options granted to Mr. Angrick have an exercise price equal to 110% of the closing price of our common stock on the grant date.

(6)
The amounts reported in this column for awards represent the full grant date fair value of the awards calculated in accordance with U.S. generally accepted accounting principles. The value of the time-based and performance-based restricted stock as of the grant date is calculated by multiplying the closing price of our common shares on the grant date times the number of restricted shares awarded. For performance-based restricted stock, this value is calculated assuming the maximum performance levels are attained. The value of the option awards as of the grant date is calculated by multiplying the Black-Scholes value by the number of options awarded, in accordance with U.S. generally accepted accounting principles. For performance-based stock options, this value is calculated assuming the maximum performance levels are attained. For additional information about the assumptions used in these calculations, see Note 2 to the audited consolidated financial statements of the Company included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2016.

        The following is a description of material factors necessary to understand the information regarding the awards reflected in the "Grants of Plan-Based Awards for Fiscal 2016" table.

        For information regarding the incentive compensation plan, please see "Annual Incentive Compensation" above. Awards under this plan are paid in cash.

        Stock option awards granted in fiscal 2016 were granted under our Amended and Restated 2006 Omnibus Long-Term Incentive Plan. The 2006 plan provides that the option price of each option shall be at least the fair market value on the grant date of a share of our common stock; provided, however, that if the grantee is a 10% stockholder, the option price of an option granted to such person will be at least 110% of the fair market value on the grant date. Under the plan, the fair market value of a share of common stock is generally the closing price of our common stock on the grant date.

        The option awards reflected in the "Grants of Plan-Based Awards for Fiscal 2016" table under "2016 Stock Options" and "2016 Performance Options" are qualified and non-qualified stock options to purchase shares of our common stock which were approved by the Compensation Committee and granted to the named executive officers as a part of our 2016 annual grant of long-term incentive awards as described above under "Executive Compensation—Long-Term Incentive Compensation". The options may vest earlier than as set forth in the footnotes above upon a change of control of the Company if the options are not assumed or substituted by the surviving corporation. Unvested options will also vest if the executive is involuntarily terminated by the Company within one year following a change of control. The option term may not exceed 10 years and may be shortened in the event of death, disability or termination of service.

        The stock awards reflected in the "Grants of Plan-Based Awards for Fiscal 2016" table under "2016 Restricted Stock" and "2016 Performance Stock" are time-based and performance-based restricted stock awards, respectively, which were approved by the Compensation Committee and granted to the named executive officers as a part of our 2016 grants of long-term incentive awards as described above under "Executive Compensation—Long-Term Incentive Compensation". The restricted shares can accrue dividend equivalents that would be payable upon the lapse of the restrictions applicable to such shares. The restricted stock may vest earlier upon a change of control of the Company if the awards are not assumed, continued or substituted by the surviving corporation.

Outstanding Equity Awards at 2016 Fiscal Year-End

        The following table provides information on the current holdings of stock options of each named executive officer at September 30, 2016.

			Option Awards
Name	Grant Date		Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price($)(1)	Option Expiration Date
William P. Angrick, III	12/1/09	(2)	4,568	—		9.96	10/1/2019
	11/30/10	(3)	8,641	—		17.02	10/1/2020
	12/02/11	(4)	32,139	—		37.72	10/1/2021
	11/27/12	(5)	14,388	307		46.72	10/1/2022
	11/27/13	(6)	35,088	13,034		24.19	10/1/2023
	5/15/15	(7)	14,365	15,615		11.45	10/1/2024
	5/15/15	(8)			29,980	11.45	10/1/2024
	12/22/15	(9)	—	83,178		7.29	10/1/2025
	3/24/16	(8)			20,794	7.29	10/1/2025
Jorge A. Celaya	12/22/15	(9)	—	13,891		6.63	10/1/2025
	3/24/16	(8)			3,473	6.63	10/1/2025
Leoncio Casusol	11/27/2013	(6)	5,760	2,140		21.99	10/1/2023
	5/15/15	(7)	4,829	5,248		10.41	10/1/2024
	5/15/15	(8)			2,519	10.41	10/1/2024
	12/22/15	(9)	—	18,522		6.63	10/1/2025
	3/24/16	(8)			4,630	6.63	10/1/2025
James M. Rallo	12/29/08	(10)	2,338	—		7.48	10/1/2018
	11/30/10	(3)	6,678	—		15.47	10/1/2020
	11/22/11	(4)	12,358	—		31.37	10/1/2021
	11/16/12	(5)	3,265	70		38.09	10/1/2022
	7/18/13	(11)	19,689	5,182		29.47	7/18/2023
	11/27/13	(6)	7,246	2,692		21.99	10/1/2023
	5/15/15	(7)	6,073	6,602		10.41	10/1/2024
	5/15/15	(8)			3,169	10.41	10/1/2024
	12/22/15	(9)	—	13,987		6.63	10/1/2025
	3/24/16	(8)			3,497	6.63	10/1/2025
Gardner Dudley	6/16/10	(10)	3,188	—		13.35	6/16/2020
	11/27/13	(6)	2,565	954		21.99	10/1/2023
	11/27/13	(8)			3,519	21.99	10/1/2023
	5/15/15	(7)	3,516	3,822		10.41	10/1/2024
	5/15/15	(8)			1,834	10.41	10/1/2024
	12/22/15	(9)	—	11,245		6.63	10/1/2025
	3/24/16	(8)			2,811	6.63	10/1/2025

(1)
The closing price of our common stock on the grant date is the exercise price for stock options, except stock options granted to Mr. Angrick. The exercise price for Mr. Angrick's outstanding stock options is 110% of the closing price of our common stock on the grant date.

(2)
These stock options were granted under the Liquidity Services, Inc. Amended and Restated 2006 Omnibus Long-Term Incentive Plan and vested 25% on October 1, 2010 and 2.083% per month thereafter for the following 36 months.

(3)
These stock options were granted under the Liquidity Services, Inc. Amended and Restated 2006 Omnibus Long-Term Incentive Plan and vested 25% on October 1, 2011 and 2.083% per month thereafter for the following 36 months.

(4)
These stock options were granted under the Liquidity Services, Inc. Amended and Restated 2006 Omnibus Long-Term Incentive Plan and vested 25% on October 1, 2012 and 2.083% per month thereafter for the following 36 months.

(5)
These stock options were granted under the Liquidity Services, Inc. Amended and Restated 2006 Omnibus Long-Term Incentive Plan, with 25% vesting on October 1, 2013 and 2.083% per month vesting thereafter for the following 36 months.

(6)
These stock options were granted under the Liquidity Services, Inc. Amended and Restated 2006 Omnibus Long-Term Incentive Plan, with 25% vesting on October 1, 2014 and 2.083% per month vesting thereafter for the following 36 months.

(7)
These stock options were granted under the Liquidity Services, Inc. Amended and Restated 2006 Omnibus Long-Term Incentive Plan, with 25% vesting on October 1, 2015 and 2.083% per month vesting thereafter for the following 36 months.

(8)
These stock options were granted under the Liquidity Services, Inc. Amended and Restated 2006 Omnibus Long-Term Incentive Plan and vest based on the achievement of certain financial milestones. These awards will vest in installments at the end of each fiscal year as and when we achieve certain pre-established goals related to compound annual growth rate ("CAGR") except that the performance stock options granted on May 15, 2015 were forfeited following the end of the 2016 fiscal year due to failure to meet the applicable performance criteria.

(9)
These stock options were granted under the Liquidity Services, Inc. Amended and Restated 2006 Omnibus Long-Term Incentive Plan, with 25% vesting on October 1, 2016 and 2.083% vesting thereafter for the following 36 months.

(10)
These stock options were granted under the Liquidity Services, Inc. Amended and Restated 2006 Omnibus Long-Term Incentive Plan and vested over a five-year period, with 20% vesting on October 1, 2009 and 1.67% per month vesting thereafter for the following 48 months.

(11)
These stock options were granted under the Liquidity Services, Inc. Amended and Restated 2006 Omnibus Long-Term Incentive Plan and vest over a four-year period, with 25% vesting on July 18, 2014 and 2.083% per month vesting thereafter for the following 36 months.

        The following table provides information on the current holdings of stock awards of each named executive officer at September 30, 2016.

	Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested(#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
William P. Angrick, III	11/30/10			11,053	124,236
	11/27/12	2,120	23,829
	11/27/13	11,359	127,675
	5/15/15	30,832	346,552
	5/15/15			49,332	554,492
	12/22/15	146,730	1,649,245
	3/24/16			36,682	412,306
Jorge A. Celaya	7/16/15	174,898	1,965,854
	12/22/15	25,341	284,833
	3/24/16			6,335	71,205
	7/13/16	13,288	149,357
Leoncio Casusol	2/4/13	12,279	138,016
	11/27/13	1,865	20,963
	5/14/14	55,269	621,224
	5/15/15	35,798	402,370
	5/15/15			14,319	160,946
	12/22/15	33,789	379,788
	12/22/15			26,395	296,680
	3/24/16			8,447	94,944
James M. Rallo	11/30/10			5,527	62,123
	11/16/12	1,251	14,061
	7/18/13	3,054	34,327
	11/27/13	2,346	26,369
	5/14/14	22,108	248,494
	5/15/15	38,584	433,684
	5/15/15			15,434	173,478
	12/22/15	25,520	286,845
	3/24/16			6,380	71,711
Gardner Dudley	11/30/10			2,211	24,852
	11/16/12	625	7,025
	11/27/13	831	9,340
	11/27/13			1,661	18,670
	5/14/14	11,054	124,247
	10/28/14	18,750	210,750
	5/15/15	30,364	341,291
	5/15/15			12,146	136,521
	12/22/15	20,515	230,589
	3/24/16			5,129	57,650

(1)
These amounts refer to time-based restricted stock awards that were granted under the Liquidity Services, Inc. Amended and Restated 2006 Omnibus Long-Term Incentive Plan, which vest over a four-year period, with 25% vesting on the first day of the next fiscal year following the fiscal year of grant and 25% on each of the first three anniversaries of such date, with the exception of the award granted on July 18, 2013, which vested 25% on July 18, 2014 and 2.083% per month thereafter for the following 36 months, the awards granted on May 14, 2014, which vested 50% on November 1, 2015 and 25% on each of the first two anniversaries of November 1, 2015 and the award granted on July 16, 2015, which vests 25% on October 1, 2016 and 25% on each of the first three anniversaries of such date. Only with respect to Mr. Celaya's award granted on July 16, 2015, 37.5% of the award is subject to acceleration in the event that Mr. Celaya's employment is terminated by the Company without cause or by Mr. Celaya with good reason within the first 18 months of Mr. Celaya's employment.

(2)
These amounts refer to performance-based restricted stock awards that were granted under the Liquidity Services, Inc. Amended and Restated 2006 Omnibus Long-Term Incentive Plan, which vest, if at all, based on the Company's achievement of certain financial performance goals. These awards will vest in installments at the end of each fiscal year as and when we achieve certain pre-established goals related to CAGR, except with respect to the 26,395 shares of performance-based restricted stock granted to Mr. Casusol on December 22, 2015, which will vest based on achievement of certain milestones related to the LOT program and the performance-based restricted stock awards granted on May 15, 2015 which were forfeited following the end of the 2016 fiscal year due to failure to meet the applicable performance criteria.

Option Exercises and Stock Vested During Fiscal 2016

        The following table shows the stock options that were exercised, and the restrictions on restricted stock that lapsed, during fiscal 2016 for each of our named executive officers. The values shown below are before payment of any applicable withholding tax and/or broker commissions.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized upon Exercise ($)(1)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting ($)(2)
William P. Angrick, III	—	—	30,728	211,117
Jorge A. Celaya	—	—	—	—
Gardner Dudley	—	—	37,707	274,537
Leoncio Casusol	—	—	89,958	692,897
James M. Rallo	—	—	52,597	393,815

(1)
The value realized on exercise is calculated as the difference between (A) either (i) the actual sales price of the shares underlying the options exercised if the shares were immediately sold upon exercise or (ii) the closing price of the shares underlying options exercised if the shares were not immediately sold after exercise and (B) the applicable exercise price of the options.

(2)
The value realized on vesting is calculated by multiplying (A) the closing price of a common share on the vesting date and (B) the number of shares acquired on vesting before withholding taxes.

Potential Payments upon Termination of Employment and Change of Control

Payments upon Termination of Employment

        We have entered into employment agreements with each of our named executive officers that provide compensation upon certain triggering events that result in termination of employment. These agreements are described under "Employment Agreements" above. The table below quantifies the compensation that would have become payable under existing plans and arrangements if each named executive officer's employment had terminated on September 30, 2016 upon certain triggering events. These amounts are estimates only, as the actual obligation can only be determined at the time of a named executive officer's separation from our Company. The amounts described below are in addition to benefits that are generally available to our employees such as distributions under our 401(k) plan, life insurance, disability benefits and accrued vacation.

        Unvested stock options and restricted stock granted under the Liquidity Services, Inc. Amended and Restated 2006 Omnibus Long-Term Incentive Plan generally do not accelerate upon death,

disability or retirement unless the administrator provides otherwise. Unvested options also do not accelerate upon termination of employment by the Company with or without cause or by the executive for "good reason" unless such termination occurs in connection with a "corporate transaction" as further described below. Unvested restricted stock also does not accelerate upon termination of employment by the Company with or without cause or by the executive for "good reason" except with respect to Mr. Celaya's initial equity award if such termination occurs within 18 months of his commencement of employment as described above. In addition, unvested restricted stock will accelerate upon termination of employment by the Company without cause or by the executive for "good reason" in connection with a "corporate transaction" as further described below.

Change of Control Arrangements

        Employment Agreements.    Other than with respect to Messrs. Celaya and Rallo, we do not provide change of control benefits to our named executive officers under their respective employment agreements.

        Stock Options and Restricted Stock.    Our named executive officers hold unvested stock options and restricted stock under the Liquidity Services, Inc. Amended and Restated 2006 Omnibus Long-Term Incentive Plan. This plan contains provisions regarding the treatment of any unvested stock options and restricted stock in connection with a change of control of the Company.

        Under the Liquidity Services, Inc. Amended and Restated 2006 Omnibus Long-Term Incentive Plan, in the event of a "corporate transaction", provision will be made in writing for the assumption or continuation of options and restricted stock theretofore granted (and any other outstanding equity awards that may have been granted under the plan), or for the substitution for such options and restricted stock (and any other outstanding equity awards that may have been granted under the plan) for new common stock options and restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option exercise prices, in which event the plan, options and restricted stock theretofore granted will continue in the manner and under the terms so provided; provided, however, that if the successor entity refuses to assume or substitute the awards, (i) all outstanding shares of restricted stock will be deemed to have vested and the shares of stock subject thereto will be delivered, immediately prior to the occurrence of such corporate transaction, and (ii) either of the following two actions will be taken:

          (A)  fifteen days prior to the scheduled consummation of the corporate transaction, all outstanding options will become immediately exercisable and will remain exercisable for a period of fifteen days, or

          (B)  the Board may elect, in its sole discretion, to cancel any outstanding awards of options and/or restricted stock and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of restricted stock, equal to the formula or fixed price per share paid to holders of shares of our common stock in the transaction and, in the case of options, equal to the product of the number of shares of our common stock subject to the option (the "Award Shares") multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of our common stock pursuant to such transaction exceeds (II) the option exercise price applicable to such Award Shares.

        With respect to the Company's establishment of an exercise window, (i) any exercise of an option during such fifteen-day period will be conditioned upon the consummation of the event and will be effective only immediately before the consummation of the event, and (ii) upon consummation of any corporate transaction the plan, and all outstanding but unexercised options, will terminate.

        Qualifying Termination Following a Change of Control.    In the event that outstanding awards are assumed or substituted by a successor entity and a named executive officer experiences a termination without cause or for good reason within one year following the occurrence of the corporate transaction, all outstanding shares of restricted stock will be deemed to have vested and the shares of our common stock subject thereto will be delivered upon such termination and all outstanding options will become immediately exercisable and remain exercisable for a period of one year following such termination, or until the expiration date of such option, if earlier. For this purpose, "good reason" generally means a voluntary resignation of the named executive officer following a material adverse change in the executive's position, duties or responsibilities, a reduction in base salary, receipt of a notice that the executive's principal workplace will be relocated more than 50 miles or a material breach by the Company of the named executive officer's employment agreement.

        Under the plan, a "corporate transaction" generally means (1) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (2) the sale of substantially all of the assets of the Company or (3) any transaction which results in any person or entity (other than persons who are stockholders or affiliates of the Company immediately prior to the transaction) owning 50% or more of the combined voting power of all of the classes of stock of the Company. If the options are assumed or continued by the surviving company, or the surviving company substitutes the options with a substantially equivalent option, then no such acceleration of vesting or cancellation of options shall occur.

        All values were calculated as of September 30, 2016 based on the closing price of our common stock on the last trading day of the 2016 fiscal year ($11.24).

			Type of Termination
Name	Death		Disability		By Company with Cause or By the Executive without Good Reason	By Company without Cause or By the Executive with Good Reason	By Company without Cause or By the Executive with Good Reason following a Corporate Transaction	Retirement
William P. Angrick, III
Salary	$63,333	(1)	$126,667	(2)	$—	$380,000	$380,000	$—
Bonus	—		—		—	122,300	122,300	—
Option Awards(3)	—		—		—	—	410,689	—
Stock Awards(4)	—		—		—	—	3,238,334	—
TOTAL	63,333		126,667		—	502,300	4,151,323	—

Jorge A. Celaya
Salary	58,333	(1)	116,667	(2)	—	350,000	525,000	—
Bonus	—		—		—	280,000	420,000	—
Health Benefits	—		—		—	7,051	7,051	—
Option Awards(3)	—		—		—	—	80,048	—
Stock Awards(4)	—		—		—	731,195	2,471,249	—

TOTAL	58,333		116,667		—	1,368,246	3,503,348	—

Gardner Dudley
Salary	41,667	(1)	83,333	(2)	—	250,000	250,000	—
Bonus	—		—		—	150,000	150,000	—
Option Awards(3)	—		—		—	—	69,493	—
Stock Awards(4)	—		—		—	—	1,160,935	—
TOTAL	41,667		83,333		—	400,000	1,630,428	—

Leoncio Casusol
Salary	58,333	(1)	116,667	(2)	—	350,000	350,000	—
Bonus	—		—		—	280,000	280,000	—
Option Awards(3)	—		—		—	—	113,177	—
Stock Awards(4)	—		—		—	—	2,114,930	—
TOTAL	58,333		116,667		—	630,000	2,858,107	—

James M. Rallo
Salary	55,071	(1)	110,141	(2)	—	330,424	660,848	—
Bonus	—		—		—	227,205	454,409	—
Option Awards(3)	—		—		—	—	88,711	—
Stock Awards(4)	—		—		—	—	1,351,093	—

TOTAL	55,071		110,141		—	557,629	2,555,061	—

(1)
Upon termination of employment as a result of death, the named executive officer is entitled to continued salary through the next full month following the date of termination. The amount shown in this column is the maximum payment that will be paid and represents two months' base salary.

(2)
Upon termination of employment as a result of disability, the named executive officer is entitled to continued salary through the third full month following the date of termination. The amount shown in this column is the maximum payment that will be paid and represents four months' base salary. This amount may be reduced by the amount of any disability benefit payments from insurance provided by the Company.

(3)
For vesting of unvested stock options, the values are based on the number of options that would have vested on the last business day of fiscal 2016, multiplied by the difference between the closing price of our common stock on the last trading day of the 2016 fiscal year ($11.24) and the exercise price of the unvested option. If the exercise price of any unvested option was greater than the closing price of our common stock on the last trading day of fiscal 2016, no value was attributed to the acceleration of these unvested options.

(4)
For vesting of unvested restricted shares, the values are based on the number of restricted shares that would have vested on the last business day of fiscal 2016, multiplied by the closing price of our common stock on the last trading day of the 2016 fiscal year ($11.24).

COMPENSATION COMMITTEE REPORT

        The Compensation Committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis contained within this proxy statement with management and, based on such review and discussions, our Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended September 30, 2016.

Compensation Committee Beatriz V. Infante, Chair Phillip A. Clough Edward J. Kolodzieski

Compensation Committee Interlocks and Insider Participation

        The members of our Compensation Committee in fiscal 2016 were Mr. Kolodzieski, Mr. Clough and Ms. Infante. No member of the Compensation Committee has been an officer or employee of Liquidity Services or any of our subsidiaries at any time. None of our executive officers serves as a member of the board of directors or compensation committee of any other company that has one or more executive officers serving as a member of our Board or our Compensation Committee.

EQUITY COMPENSATION PLAN INFORMATION

        Shares of our common stock are authorized for issuance to directors, employees and consultants under our Amended and Restated 2006 Omnibus Long-Term Incentive Plan. We have also issued shares under our 2005 Stock Option and Incentive Plan in the past. We will not make any further awards under the 2005 plan. Both of these plans have been approved by our stockholders. The following table provides information as of September 30, 2016 about outstanding options and shares reserved for issuance under these plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options		Weighted-Average Exercise Price of Outstanding Options ($)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	4,369,732	(1)	13.91	(2)	456,424	(3)
Equity compensation plans not approved by security holders	0		0		0

Total	4,369,732		13.91		456,424

(1)
Includes 2,661,245 unvested shares of restricted stock outstanding as of September 30, 2016 that were issued pursuant to awards granted under the Company's Amended and Restated 2006 Omnibus Long-Term Incentive Plan (the "2006 Plan").

(2)
Only outstanding option awards were used in computing the average exercise price of outstanding options.

(3)
Shares available for future awards under the 2006 Plan may be granted as stock option awards or restricted stock awards.

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS,
NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS

        Under Securities Exchange Act Rule 14a-8, if a stockholder would like us to include a proposal in our proxy statement and form of proxy for presentation at our 2018 Annual Meeting of Stockholders, the proposal must comply with Rule 14a-8 and must be received by us at our principal executive offices at 1920 L Street, NW, 6th Floor, Washington, DC 20036, to the attention of the Corporate Secretary, no later than September 25, 2017.

        In addition, our bylaws contain certain procedures that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an Annual Meeting of Stockholders, other than non-binding proposals presented under Securities Exchange Act Rule 14a-8. These procedures provide that for nominations or other business to be properly brought before an annual meeting by a stockholder:

  •
  the stockholder must have given timely notice thereof in writing to our Corporate Secretary;

  •
  such business must be a proper matter for stockholder action under the General Corporation Law of the State of Delaware;

  •
  if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided us with a Solicitation Notice, as that term is defined below, such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of our voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of our voting shares reasonably believed by such stockholder or beneficial holder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice; and

  •
  if no Solicitation Notice has been timely provided, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice.

        To be timely, a stockholder's notice must be delivered to our Corporate Secretary at our principal executive offices not less than 90 or more than 120 days prior to the first anniversary of the date of the preceding year's Annual Meeting of Stockholders. Therefore, in order to be considered timely with respect to the 2018 Annual Meeting of Stockholders, it must be received no earlier than October 26, 2017 and no later than November 25, 2017.

        If, however, the date of the Annual Meeting is advanced more than 30 days prior to or delayed by more than 70 days after the anniversary of the preceding year's Annual Meeting, notice by the stockholder must be delivered no earlier than the close of business on the 120th day prior to such Annual Meeting and not later than the close of business on the later of:

  •
  the 90th day prior to such Annual Meeting, or

  •
  the 10th day following the day on which public announcement of the date of such meeting is first made.

        In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period or extend any time period for the giving of a stockholder's notice as described above.

        In addition, notwithstanding the above timelines, in the event that the number of directors to be elected to the Board of Directors is increased and we do not make a public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the date of the preceding year's Annual Meeting of Stockholders, a stockholder's notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Corporate Secretary at our principal executive offices not later than the close of business on the 10th day following the day on which we first made such public announcement.

        Such notice shall set forth the following information:

  •
  as to each person who the stockholder proposes to nominate for election or reelection as a director, all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Exchange Act, and such person's written consent to being named in the proxy statement as nominee and to serve as director if elected;

  •
  as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the text of the proposal or business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made;

  •
  as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

  •
  the name and address of such stockholder, as they appear on our books, and of such beneficial owner;

  •
  the class and number of shares of our stock that are owned beneficially and of record by such stockholder and such beneficial owner; and

  •
  a representation that either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of our voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of our voting shares to elect such nominee or nominees (an affirmative statement of such intent is referred to as a "Solicitation Notice").

        If any proposed nomination or business is not in compliance with the foregoing procedures, the chairman of the meeting has the power to declare that any defectively proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

        Stockholders must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder. These procedures do not affect any rights of stockholders to request inclusion of proposals in the Company's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

ANNUAL REPORT

        Our Annual Report to stockholders on Form 10-K for the fiscal year ended September 30, 2016 is included with these proxy solicitation materials. A copy of our Annual Report, including the financial statements and the financial statement schedules included therein, is also available without charge by visiting our website, www.liquidityservicesinc.com, or upon written request to us at Liquidity Services, Inc., 1920 L Street, NW, 6th Floor, Washington, DC 20036, Attn: Corporate Secretary. The Company's copying costs will be charged if copies of exhibits to the Annual Report are requested.

APPENDIX A—
SECOND AMENDED AND RESTATED
LIQUIDITY SERVICES, INC.
2006 OMNIBUS LONG-TERM INCENTIVE PLAN

A-i

A-ii

A-iii

LIQUIDITY SERVICES, INC.

SECOND AMENDED AND RESTATED 2006 OMNIBUS LONG-TERM INCENTIVE PLAN

        Liquidity Services, Inc., a Delaware corporation (the "Company"), sets forth herein the terms of its Second Amended and Restated 2006 Omnibus Long-Term Incentive Plan (the "Plan"), as follows:

1.  PURPOSE

        The Plan is intended to enhance the Company's and its Affiliates' (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, stock units, dividend equivalent rights and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.  DEFINITIONS

        For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

          2.1   "Affiliate" means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

          2.2   "Annual Incentive Award" means an Award made subject to attainment of performance goals (as described in Section 14) over a performance period of up to one year (the Company's fiscal year, unless otherwise specified by the Committee).

          2.3   "Award" means a grant of an Option, Stock Appreciation Right, Restricted Stock, Stock Unit, Dividend Equivalent Rights, or cash award under the Plan.

          2.4   "Award Agreement" means a written or electronic agreement or other instrument that evidences and sets out the terms and conditions of an Award.

          2.5   "Benefit Arrangement" shall have the meaning set forth in Section 15 hereof.

          2.6   "Board" means the Board of Directors of the Company.

          2.7   "Cause" means, as determined by the Board and unless otherwise provided in an applicable agreement with the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

          2.8   "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

          2.9   "Committee" means the Compensation Committee of the Board.

          2.10 "Company" means Liquidity Services, Inc. and any successor thereto.

          2.11 "Corporate Transaction" means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are stockholders or Affiliates immediately prior to the transaction) owning 50% or more of the combined voting power of all classes of stock of the Company.

          2.12 "Covered Employee" means a Grantee who is a covered employee within the meaning of Section 162(m)(3) of the Code.

          2.13 "Disability" means the Grantee is unable to perform each of the essential duties of such Grantee's position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee's Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

          2.14 "Dividend Equivalent Right" means a right, granted to a Grantee under Section 13 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

          2.15 "Effective Date" has the meaning set forth in Section 5.1 of the Plan.

          2.16 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

          2.17 "Fair Market Value" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, Inc. or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.

          2.18 "Family Member" means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests.

          2.19 "Good Reason" means, without Grantee's consent, (1) a material reduction in the position, duties or responsibilities of the Grantee from those in effect immediately prior to such change; (2) a reduction in the Grantee's base salary; (3) a relocation of the Grantee's primary work location to a distance of more than fifty (50) miles from its location as of immediately prior to such change; or (4) a material breach by the Company of any employment agreement between the Company and the Grantee.

          2.20 "Grant Date" means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board.

          2.21 "Grantee" means a person who receives or holds an Award under the Plan.

          2.22 "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

          2.23 "Non-qualified Stock Option" means an Option that is not an Incentive Stock Option.

          2.24 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

          2.25 "Option Price" means the exercise price for each share of Stock subject to an Option.

          2.26 "Other Agreement" shall have the meaning set forth in Section 15 hereof.

          2.27 "Outside Director" means a member of the Board who is not an officer or employee of the Company.

          2.28 "Performance Award" means an Award made subject to the attainment of performance goals (as described in Section 14) over a performance period of up to ten (10) years.

          2.29 "Plan" means this Liquidity Services, Inc. Second Amended and Restated 2006 Omnibus Long-Term Incentive Plan.

          2.30 "Purchase Price" means the purchase price for each share of Stock pursuant to a grant of Restricted Stock.

          2.31 "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

          2.32 "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

          2.33 "SAR Exercise Price" means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

          2.34 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

          2.35 "Service" means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

          2.36 "Service Provider" means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser currently providing services to the Company or an Affiliate.

          2.37 "Stock" means the common stock, par value $.001 per share, of the Company.

          2.38 "Stock Appreciation Right" or "SAR" means a right granted to a Grantee under Section 9 hereof.

          2.39 "Stock Unit" means a bookkeeping entry representing the equivalent of one share of Stock awarded to a Grantee pursuant to Section 10 hereof.

          2.40 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

          2.41 "Substitute Awards" means Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

          2.42 "Termination Date" means the date upon which an Option shall terminate or expire, as set forth in Section 8.3 hereof.

          2.43 "Ten Percent Stockholder" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

3.  ADMINISTRATION OF THE PLAN

  3.1.
  Board

        The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

  3.2.
  Committee

        The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law.

        The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, who may administer the Plan with respect to employees or other Service Providers who are not officers or directors of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards. In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board.

  3.3.
  Delegation to Management

        The Board (or the Committee, if the Board's powers have been delegated to the Committee pursuant to Section 3.2) may by resolution authorize one or more officers of the Company to perform any or all things that the Board or the Committee, as applicable, is authorized and empowered to do or perform under the Plan, and for all purposes under this Plan, such officer or officers shall be treated as the administrator; provided, however, that the resolution so authorizing such officer or officers shall specify the total number of Awards (if any) such officer or officers may award pursuant to such delegated authority, and any such Award shall be subject to the form of Award Agreement theretofore approved by the Board and/or Compensation Committee; and, provided, further, that such authorization shall not provide for the grant of Awards to officers or directors of the Company. No such officer shall designate himself or herself as a recipient of any Awards granted under authority delegated to such officer.

  3.4
  Terms of Awards

        Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

            (i)  designate Grantees,

           (ii)  determine the type or types of Awards to be made to a Grantee,

          (iii)  determine the number of shares of Stock to be subject to an Award,

          (iv)  establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

           (v)  prescribe the form of each Award Agreement evidencing an Award, and

          (vi)  amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee's rights under such Award and no amendment or modification to an Award that would treated as a repricing under the rules of the stock exchange or market on which the Stock is listed or quoted shall be made without approval of the Company's stockholders.

        The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable. The grant of any Award shall be contingent upon the Grantee executing the appropriate Award Agreement.

        Notwithstanding the foregoing, no amendment or modification may be made to an outstanding Option or SAR which reduces the Option Price or SAR Exercise Price, either by lowering the Option

Price or SAR Exercise Price or by canceling the outstanding Option or SAR and granting either a replacement Option or SAR with a lower exercise price, another Award or a cash payment in lieu thereof without the approval of the stockholders of the Company, provided, that, appropriate adjustments may be made to outstanding Options and SARs pursuant to Section 17.

  3.5.
  Deferral Arrangement

        The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents, restricting deferrals to comply with hardship distribution rules affecting 401(k) plans. Any such deferrals shall be made in a manner that complies with Code Section 409A.

  3.6.
  No Liability

        No member of the Board or of the Committee or any officer delegated authority pursuant to this Section 3 shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

  3.7.
  Share Issuance

        Notwithstanding any provision of this Plan to the contrary, the issuance of the Stock under the Plan may be evidenced in such a manner as the Board, in its discretion, deems appropriate, including, without limitation, book-entry registration or issuance of one or more Stock certificates.

4.  STOCK SUBJECT TO THE PLAN

        Subject to adjustment as provided in Section 17 hereof, the number of shares of Stock available for issuance under the Plan shall be sixteen million three-hundred thousand (16,300,000). For this purpose, every share of Stock issued pursuant to an Award granted after January 9, 2015 (i) that is an Option or SAR shall count as one share and (ii) every share of Stock issued pursuant to an Award granted after January 9, 2015 other than an Option or SAR shall count as 1.5 shares of Stock. The number of shares that may be issued as Incentive Stock Options shall not exceed sixteen million three-hundred thousand (16,300,000). Stock issued or to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. If any shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for making Awards under the Plan; provided, however, that any shares of Stock that again become available for grant pursuant to this Section 4 after January 9, 2015 shall be added back on a one-for-one basis if such shares of Stock were subject to Awards of Options or SARs or added back as one and one-half (1.5) shares of Stock for all shares granted as Awards other than Options or SARs. Notwithstanding the foregoing, the following shares shall not be available for future grant: (a) shares tendered or withheld in payment of the exercise price of an Option, and (b) shares withheld by the Company or otherwise received by the Company to satisfy tax withholding obligations in connection with an Award. In addition, all shares covered by a SAR (including shares subject to a stock-settled SAR that were issued upon the net settlement or net exercise of such SAR) shall be counted against the number of shares of Stock available for issuance under the Plan and shares purchased in the open market using Option proceeds shall not be available for future grants under the Plan.

        The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies. The number of shares of Stock reserved pursuant to Section 4 may be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of shares of Stock subject to Awards before and after the substitution.

5.  EFFECTIVE DATE, DURATION AND AMENDMENTS

  5.1.
  Effective Date

        The Plan was originally effective December 2, 2005 and was first amended and restated effective as of February 26, 2015. This second amended and restated version of the Plan was adopted by the Board as of January 16, 2017 (the "Approval Date") and shall become effective upon approval by the Company's stockholders at the Company's 2017 Annual Meeting of Stockholders on February 23, 2017 (the "Effective Date").

  5.2.
  Term

        The Plan shall remain available for the grant of Awards until the tenth (10th) anniversary of the Approval Date. Notwithstanding the foregoing, the Plan may be terminated at such earlier time as the Board may determine as provided in Section 5.3.

  5.3.
  Amendment and Termination of the Plan

        The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made. An amendment shall be contingent on approval of the Company's stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange or market listing requirements. No Awards shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

6.  AWARD ELIGIBILITY AND LIMITATIONS

  6.1.
  Service Providers and Other Persons

        Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider to the Company or of any Affiliate, including any Service Provider who is an officer or director of the Company, or of any Affiliate, as the Board shall determine and designate from time to time, (ii) any Outside Director, and (iii) any other individual providing services to the Company or any Affiliate whose participation in the Plan is determined to be in the best interests of the Company by the Board.

  6.2.
  Successive Awards and Substitute Awards

        An eligible person may receive more than one Award, subject to such restrictions as are provided herein. Notwithstanding Sections 8.1 and 9.1, the Option Price of an Option or the grant price of a SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a share of Common Stock on the original date of grant provided that the Option Price or grant price in determined in accordance with the principles of Code Section 424 and the regulations thereunder.

  6.3.
  Limitation on Shares of Stock Subject to Awards and Cash Awards

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:

            (i)  the maximum number of shares of Stock subject to Options or SARs that can be awarded under the Plan to any person eligible for an Award under Section 6 hereof is one million (1,000,000) per calendar year;

           (ii)  the maximum number of shares that can be awarded under the Plan, other than pursuant to an Option or SARs, to any person eligible for an Award under Section 6 hereof is seven hundred thousand (700,000) per calendar year;

          (iii)  the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any calendar year by any one Grantee shall be $3,000,000 and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Grantee shall be $5,000,000; and

          (iv)  the aggregate dollar value of equity-based (based on the grant date fair value of equity-based Awards) and cash compensation granted under this Plan or otherwise during any calendar year to any one Outside Director shall not exceed $420,000. The foregoing limit shall not count any tandem SARs (as described in Section 9.2).

        The preceding limitations in this Section 6.3 are subject to adjustment as provided in Section 17 hereof.

7.  AWARD AGREEMENT

        Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.  TERMS AND CONDITIONS OF OPTIONS

  8.1.
  Option Price

        The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price of each Option shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

  8.2.
  Vesting

        Subject to Sections 8.3 and 17.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement; provided, however, that the vesting of any Option that is based on performance criteria and level of achievement versus such criteria will be subject to a performance period of not less than one (1) year, and the vesting of any Option that is based solely upon continued employment and/or the passage of time may not vest in full over a period of less than one (1) year from the Grant Date, except that the administrator may provide for the satisfaction and/or lapse of all conditions under any such Award in the event of the Grantee's death or disability or in connection with a Corporate Transaction of the Company, and the administrator may provide that any such restriction or limitation will not apply in the case of an Option that is issued in payment or settlement of compensation that has been earned by the Grantee or that qualifies as a Substitute Award. Notwithstanding the foregoing, the Committee may grant Awards covering an aggregate of five percent (5%) or fewer of the total number of shares of Stock authorized for issuance under the Plan without regard to such minimum vesting requirements. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. No Option shall be exercisable in whole or in part prior to the date the Plan is approved by the Stockholders of the Company as provided in Section 5.1 hereof.

  8.3.
  Term

        Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the "Termination Date"); provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date. Notwithstanding the foregoing, the term of an Option (other than an Incentive Stock Option) shall be automatically extended if, at the time of its scheduled expiration, the Grantee holding such Option is prohibited by law or the Company's insider trading policy from exercising the Option, which extension shall expire on the thirtieth (30th) day following the date such prohibition no longer applies.

  8.4.
  Termination of Service

        Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee's Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

  8.5.
  Limitations on Exercise of Option

        Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein or after the occurrence of an event referred to in Section 17 hereof which results in termination of the Option.

  8.6.
  Method of Exercise

        An Option that is exercisable may be exercised by the Grantee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, on the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required or permitted to withhold with respect to an Award. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise.

  8.7.
  Rights of Holders of Options

        Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. In no case shall an individual holding an Option receive cash or dividend payments or distributions or dividend equivalents attributable to unvested Stock underlying an Option. Except as provided in Section 17 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

  8.8.
  Delivery of Stock Certificates

        Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

  8.9.
  Transferability of Options

        Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

  8.10.
  Family Transfers

        If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

  8.11.
  Limitations on Incentive Stock Options

        An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.  TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

  9.1.
  Right to Payment and Grant Price

        A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Board. The Award Agreement for a SAR shall specify the grant price of the SAR, which shall be at least the Fair Market Value of a share of Stock on the date of grant. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one share of Stock on the SAR Grant Date. In no case shall an individual holding an SAR receive cash or dividend payments or distributions or dividend equivalents attributable to unvested Stock underlying an SAR.

  9.2.
  Other Terms

        The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR; provided, however, that the term of each SAR shall not exceed ten years, and the vesting of any SAR that is based on performance criteria and level of achievement versus such criteria will be subject to a performance period of not less than one (1) year, and the vesting of any SAR that is based solely upon continued employment and/or the passage of time may not vest in full over a period of less than one (1) year from the Grant Date, except that the administrator may provide for the satisfaction and/or lapse of all conditions under any such Award in the event of the Grantee's death or disability or in connection with a Corporate Transaction of the Company, and the administrator may provide that any such restriction or limitation will not apply in the case of a SAR that is issued in payment or settlement of compensation that has been earned by the Grantee or that qualifies as a Substitute Award. Notwithstanding the foregoing, the Committee may grant Awards covering an aggregate of five percent (5%) or fewer of the total number of shares of Stock authorized for issuance under the Plan without regard to such minimum vesting requirements.

10.  TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

  10.1.
  Grant of Restricted Stock or Stock Units

        Awards of Restricted Stock or Stock Units may be made for no consideration (other than par value of the shares which is deemed paid by Services already rendered).

  10.2.
  Restrictions

        At the time a grant of Restricted Stock or Stock Units is made, the Board may, in its sole discretion, establish a period of time (a "restricted period") applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Board may, in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units in accordance with Section 14.1 and 14.2. The grant, issuance, retention, vesting and/or settlement of Shares under any such Award that is based on performance criteria and level of achievement versus such criteria will be subject to a performance period of not less than one (1) year, and the grant, issuance, retention, vesting and/or settlement of shares of Stock under any Restricted Stock or Stock Unit Award that is based solely upon continued employment and/or the passage of time may not vest or be settled in full over a period of less than one (1) year from the Grant Date, except that the administrator may provide for the satisfaction and/or lapse of all conditions under any such Award in the event of the Grantee's death or disability or in connection with a Corporate Transaction of the Company, and the administrator may provide that any such restriction or limitation will not apply in the case of a Restricted Stock or Stock Unit Award that is issued in payment or settlement of compensation that has been earned by the Grantee or that qualifies as a Substitute Award. Notwithstanding the foregoing, the Committee may grant Awards covering an aggregate of five percent (5%) or fewer of the total number of shares of Stock authorized for issuance under the Plan without regard to such minimum vesting requirements. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Stock Units.

  10.3.
  Restricted Stock Certificates

        The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

  10.4.
  Rights of Holders of Restricted Stock

        Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock provided that any such dividends shall be subject to the same vesting restrictions as the underlying shares of Stock subject to the Award. Dividends accrued with respect to the shares subject to any Restricted Stock Award, whether subject to time-based and/or performance-based vesting criteria, shall become payable no earlier than the date the applicable vesting criteria have been satisfied and the underlying Restricted Stock has become vested and/or been earned, as applicable. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

  10.5.
  Rights of Holders of Stock Units

  10.5.1.
  Voting and Dividend Rights

          Holders of Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each Stock Unit held equal to the per-share dividend paid on the Stock provided that any such dividends shall be subject to the same vesting restrictions as the underlying shares of Stock subject to the Award. Dividends accrued with respect to the shares subject to any Stock Unit Award, whether subject to time-based and/or performance-based vesting criteria, shall become payable no earlier than the date the applicable vesting criteria have been satisfied and the underlying Stock Units have become vested and/or been earned, as applicable. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

    10.5.2.
    Creditor's Rights

          A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

  10.6.
  Termination of Service

        Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee's Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Stock Units.

  10.7.
  Purchase of Restricted Stock

        The Grantee may be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock. The Purchase Price shall be payable in a form described in Section 12 or, in the discretion of the Board, in consideration for past Services rendered to the Company or an Affiliate.

  10.8.
  Delivery of Stock

        Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee's beneficiary or estate, shall have any further rights with regard to a Stock Unit once the share of Stock represented by the Stock Unit has been delivered.

11.  [RESERVED]

12.  FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

  12.1.
  General Rule

        Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

  12.2.
  Surrender of Stock

        To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender.

  12.3.
  Cashless Exercise

        With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 18.3.

  12.4.
  Other Forms of Payment

        To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules.

13.  TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

  13.1.
  Dividend Equivalent Rights

        A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award. Notwithstanding anything herein to the contrary, in no event will Dividend Equivalent Rights granted as a component of an Award, whether subject to time-based and/or performance-based vesting criteria, be paid during the vesting period with respect to the unvested and/or unearned portion of any such Awards. Dividend Equivalent Rights accrued on shares subject to any such Awards shall become payable no earlier than the date the vesting criteria have been satisfied and the underlying Restricted Stock or Stock Units have become vested and/or been earned, as applicable.

  13.2.
  Termination of Service

        Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee's termination of Service for any reason.

14.  TERMS AND CONDITIONS OF PERFORMANCE AND ANNUAL INCENTIVE AWARDS

  14.1.
  Performance Conditions

        The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 14.2 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

  14.2.
  Performance or Annual Incentive Awards Granted to Designated Covered Employees

        If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance or Annual Incentive Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.2.

    14.2.1.
    Performance Goals Generally

          The performance goals for such Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance or Annual Incentive Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance or Annual Incentive Awards. Performance goals may differ for Performance or Annual Incentive Awards granted to any one Grantee or to different Grantees.

    14.2.2.
    Business Criteria

          One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance or Annual Incentive Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index; (3) net income; (4) pretax earnings; (5) contribution margin or earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital; (14) ratio of debt to stockholders' equity; (15) revenue; (16) gross merchandise value; (17) launch of a new marketplace on an e-commerce platform or the launch of an existing marketplace on a new e-commerce software platform by a specific date; and (18) growth of a new marketplace or e-commerce product as objectively measured by a gross merchandise volume target, contribution margin, number of sellers and/or buyers or a combination thereof. Business criteria may be measured on an absolute basis or on a relative basis (i.e., performance relative to peer companies) and on a GAAP or non-GAAP basis. To the extent consistent with Section 162(m) of the Code, the Committee may appropriately adjust any evaluation of performance under a business criteria (A) to eliminate the effects of charges for restructurings, discontinued operations, and all items of gain, loss or expense that are unusual or infrequently occurring or related to the acquisition or disposal of a segment of a business or related to a change in accounting principle all as determined in accordance with applicable accounting provisions, as well as the cumulative effect of accounting changes, in each case as determined in accordance with GAAP or identified in the Company's financial statements or notes to the financial statements, (B) to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs (v) accruals of any amounts for payment under this Plan or any other compensation arrangement maintained by the Company, (vi) foreign exchange gains and losses, and (vii) acquisitions or divestitures, and (C) for such other events as the Committee deems appropriate, if such adjustment is timely approved in connection with the establishment of such business criteria.

    14.2.3.
    Timing For Establishing Performance Goals

          Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance or Annual Incentive Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

    14.2.4.
    Settlement of Performance or Annual Incentive Awards; Other Terms

          Settlement of such Performance or Annual Incentive Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance or Annual Incentive Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Performance Awards. The Committee shall also have the authority to determine that such Performance or Annual Incentive Awards shall be canceled in the event the Committee, in its reasonable determination, deems at any time during the applicable performance period that the established performance goals have become unachievable.

  14.3.
  Written Determinations

        All determinations by the Committee as to the establishment of performance goals, the amount of any potential Performance Awards and as to the achievement of performance goals relating to Performance Awards, and the amount of any potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent permitted by Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

  14.4.
  Status of Section 14.2 Awards Under Code Section 162(m)

        It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 14.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 14.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

15.  PARACHUTE LIMITATIONS

        Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

16.  REQUIREMENTS OF LAW

  16.1.
  General

        The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

  16.2.
  Rule 16b-3

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

17.  EFFECT OF CHANGES IN CAPITALIZATION

  17.1.
  Changes in Stock

        If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or

SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company's stockholders of securities of any other entity or other assets (including an extraordinary dividend but excluding a non-extraordinary dividend of the Company) without receipt of consideration by the Company, the Company may, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

  17.2.
  Reorganization in Which the Company Is the Surviving Entity Which does not Constitute a Corporate Transaction

        Subject to Section 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Corporate Transaction, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation. In the event of a transaction described in this Section 17.2, Stock Units shall be adjusted so as to apply to the securities that a holder of the number of shares of Stock subject to the Stock Units would have been entitled to receive immediately following such transaction.

  17.3.
  Corporate Transaction

        Subject to the exceptions set forth in the last sentence of Section 17.4, upon the occurrence of a Corporate Transaction, provision shall be made in writing in connection with such Corporate Transaction for the assumption or continuation of the Options, SARs, Stock Units and Restricted Stock theretofore granted, or for the substitution for such Options, SARs, Stock Units and Restricted Stock for new common stock options and stock appreciation rights and new common stock units and restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation right exercise prices, in which event the Plan, Options, SARs, Stock Units and Restricted Stock theretofore granted shall continue in the manner and under the terms so provided; provided, however, that if the successor entity refuses to assume or substitute the Awards, (i) all outstanding shares of Restricted Stock shall be deemed to have vested, and all Stock Units shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, immediately prior to the occurrence of such Corporate Transaction, and (ii) either of the following two actions shall be taken:

          (A)  fifteen days prior to the scheduled consummation of a Corporate Transaction, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days, or

          (B)  the Board may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Stock Units, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to the Option or SAR (the "Award Shares") multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares.

        With respect to the Company's establishment of an exercise window, (i) any exercise of an Option or SAR during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Corporate Transaction the Plan, and all outstanding but unexercised Options and SARs shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders. Notwithstanding the foregoing, with respect to any Performance Awards so accelerated due to the refusal of the successor entity to assume or substitute such Performance Awards, all conditions to the grant, issuance, retention, vesting or transferability of, or any other restrictions applicable to, such Performance Award shall immediately lapse and such Performance Award shall immediately vest and the Grantee shall have the right to receive a payment based on the number of days that have elapsed in the performance period and on the Company's actual achievement with respect to such performance-based vesting criteria through the date of the Corporate Transaction (as determined by the administrator).

        In the event that Awards are assumed or substituted by a successor entity and a Grantee experiences a termination without Cause or for Good Reason within one year following the occurrence of the Corporate Transaction, all outstanding shares of Restricted Stock shall be deemed to have vested, and all Stock Units shall be deemed to have vested and the shares of Stock subject thereto shall be delivered upon such termination and all Options and SARs outstanding shall become immediately exercisable and shall remain exercisable for a period of one year following such termination, or until the expiration date of such Option or SAR, if earlier.

  17.4.
  Adjustments

        Adjustments under this Section 17 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board shall determine the effect of a Corporate Transaction upon Awards other than Options, SARs, Stock Units and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 17.1, 17.2 and 17.3; provided, however, that no Award may provide for single-trigger vesting in connection with a Corporate Transaction unless the successor entity refuses to assume or substitute the Awards as described in Section 17.3.

  17.5.
  No Limitations on Company

        The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

18.  GENERAL PROVISIONS

  18.1.
  Disclaimer of Rights

        No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or an Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

  18.2.
  Nonexclusivity of the Plan

        Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

  18.3.
  Withholding Taxes

        The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required or permitted by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

  18.4.
  Captions

        The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

  18.5.
  Other Provisions

        Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

  18.6.
  Number and Gender

        With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

  18.7.
  Severability

        If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

  18.8.
  Governing Law

        The validity and construction of this Plan and the instruments evidencing the Awards hereunder shall be governed by the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

  18.9.
  Section 409A of the Code

        The Board intends to comply with Section 409A of the Code ("Section 409A"), or an exemption to Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Section 409A. To the extent that the Board determines that a Grantee would be subject to the additional 20% tax imposed on certain nonqualified deferred compensation plans pursuant to Section 409A as a result of any provision of any Award granted under this Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Board.

  18.10.
  Compensation Recoupment Policy

        Subject to the terms and conditions of the Plan, the administrator may provide that any Grantee and/or any Award, including any shares of Stock subject to an Award, is subject to any recovery, recoupment, clawback and/or other forfeiture policy maintained by the Company from time to time.

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on February 22, 2017. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.envisionreports.com/LQDT • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board recommends a vote FOR the nominees listed, FOR Proposals 2, 3 and 4 and 1 YEAR on Proposal 5. 1. Election of Directors: + For Withhold For Withhold For Withhold 01 - Phillip A. Clough 02 - George H. Ellis 03 - Jaime Mateus-Tique For Against Abstain ForAgainst Abstain 2. Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2017. 4. Approval of an amendment and restatement of the 2006 Omnibus Long-Term Incentive Plan to increase the authorized number of shares and to make certain other changes. 3. Approval of an advisory resolution on executive compensation. 1 Year 2 Years 3 Years Abstain 5. Advisory vote on the frequency of conducting future advisory votes on executive compensation. Non-Voting Items Change of Address — Please print new address below. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X2 9 5 8 4 5 1 02GJRF MMMMMMMMM C B A Annual Meeting Proxy Card1234 5678 9012 345 X IMPORTANT ANNUAL MEETING INFORMATION

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Liquidity Services, Inc. ANNUAL MEETING OF STOCKHOLDERS FEBRUARY 23, 2017 Solicited on behalf of the Board of Directors of Liquidity Services, Inc. William P. Angrick, III and Mark A. Shaffer, or each of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Liquidity Services, Inc. to be held on February 23, 2017 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder in accordance with the specifications made on the reverse side. If no such directions are indicated, the Proxies will have authority to vote FOR all of the nominees listed, FOR Proposals 2, 3 and 4 and 1 YEAR on Proposal 5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.) Please sign on the reverse side and return this proxy in the enclosed envelope. Please date, sign and mail your proxy card in the envelope provided as soon as possible.